UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 033-45961
File No. 811-06569

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			/X/

	Pre-Effective Amendment No.		/ /
	Post-Effective Amendment No.	205	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			/X/

	Amendment No.	205	/X/

(Check appropriate box or boxes)

IVY FUNDS
(Exact Name of Registrant as Specified in Charter)

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:			(800) 523-1918

David F. Connor, Esq., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Name and Address of Agent for Service)

Please send copies of all communications to: Mark R. Greer, Esq. Stradley, Ronon, Stevens & Young, LLP 191 North Wacker Drive, Suite 1601, Chicago, IL 60606 (312) 964-3505
Approximate Date of Proposed Public Offering:			October 30, 2023

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/X/	on October 30, 2023 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment relates solely to the Delaware Ivy Accumulative Fund and Delaware Ivy Wilshire Global Allocation Fund, series of the Registrant. The prospectuses and statements of additional information relating to the other series of the Registrant are not amended or superseded hereby.

--- C O N T E N T S ---

This Post-Effective Amendment No. 205 to Registration File No. 033-45961 includes the following:

1.	Facing Page
2.	Contents Page
3.	Part A – Prospectuses (2)
4.	Part B – Statement of Additional Information (1)
5.	Part C – Other Information
6.	Signatures
7.	Exhibits

Prospectus

Delaware Ivy Accumulative Fund

US equity mutual fund

Nasdaq ticker symbols
Class A	IATAX
Class C	IATCX
Class I	IATIX

October 30, 2023

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Table of contents

Fund summary	1
Delaware Ivy Accumulative Fund	1
How we manage the Fund	6
Our principal investment strategies	6
Other investment strategies	8
The risks of investing in the Fund	8
Disclosure of portfolio holdings information	12
Who manages the Fund	13
Investment manager	13
Sub-advisor	13
Portfolio managers	13
Manager of managers structure	14
Who’s who	14
About your account	16
Investing in the Fund	16
Choosing a share class	16
Dealer compensation	18
Payments to intermediaries	19
How to reduce your sales charge	19
Buying Class A shares at net asset value	20
Waivers of contingent deferred sales charges	21
How to buy shares	22
Calculating share price	23
Fair valuation	23
Retirement plans	23
Document delivery	24
Inactive accounts	24
How to redeem shares	24
Low balance accounts	25
Investor services	26
Frequent trading of Fund shares (market timing and disruptive trading)	27
Dividends, distributions, and taxes	29
Certain management considerations	31
Financial highlights	32
Appendix A: Hypothetical Investment and Expense Information	44
Additional information	49

Fund summary

Delaware Ivy Accumulative Fund, a series of Ivy Funds

What is the Fund’s investment objective?

Delaware Ivy Accumulative Fund seeks to provide capital growth and appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie ®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none (1)	1.00%(1)	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I
Management fees	0.70%	0.70%	0.70%
Distribution and service (12b-1) fees	0.25%	1.00%	none
Other expenses	0.15%	0.48%	0.09%
Total annual fund operating expenses	1.10%	2.18%	0.79%
Fee waivers and expense reimbursements	none	(0.31%)(2)	none
Total annual fund operating expenses after fee waivers and expense reimbursements	1.10%	1.87%	0.79%
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.87% of the Fund’s average daily net assets from October 30, 2023 through October 29, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	I
1 year	$681	$190	$290	$81
3 years	$905	$652	$652	$252
5 years	$1,146	$1,141	$1,141	$439
10 years	$1,838	$2,489	$2,489	$978

1

Fund summary

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Accumulative Fund seeks to achieve its objective to provide capital growth and appreciation by investing primarily in a diversified portfolio of common stocks of US companies that Delaware Management Company (Manager) believes have long-term capital appreciation potential and are expected to grow faster than the US economy.

The Fund will invest primarily in growth-oriented companies. A stock has growth potential if, in the Manager’s opinion, the revenue, earnings, and/or cash flow of the company are likely to grow faster than the economy. The Fund will invest primarily in large- and medium-sized companies in any industry.

In selecting securities for the Fund, the Manager begins its investment process by screening companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. The Manager uses a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. The Manager seeks to invest for the Fund in companies that it believes possess a structural competitive advantage or durable market leadership position. The Manager looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. The Manager also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.

The Manager’s process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process. From a quantitative standpoint, the Manager concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. The Manager’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term.

The Fund typically holds a limited number of stocks (generally 35 to 50), although from time to time the Fund may hold more or fewer names depending on the Manager’s assessment of the investment opportunities available.

The Fund may invest in real estate investment trusts (REITs).

The Manager may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

2

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as technology) will decline because of changing expectations for the performance of that industry or sector.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

REIT-related risk — The risk that the value of a fund’s investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”)) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940 (1940 Act). In addition, a fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Accumulative Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

The returns presented below for the Fund prior to February 26, 2018 reflect the performance of the Waddell & Reed Advisors Accumulative Fund (the “Accumulative Predecessor Fund” or “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund prior to February 26, 2018 as the result of a reorganization in which the Fund acquired all of the assets and liabilities of the Predecessor Fund (the “Reorganization”). As part of the Reorganization, Class Y shares of the Predecessor Fund were reorganized into Class I shares of the Fund. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.

The chart and table below provide some indication of the risks of investing in the Predecessor Fund prior to February 26, 2018, and in the Fund beginning on February 26, 2018.

3

Fund summary

Calendar year-by-year total return (Class A)

Year	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Year Total Return	33.48%	13.71%	3.45%	3.19%	15.04%	-3.05%	31.1%	44.46%	11.50%	-50.2%

As of September 30, 2023, the Fund’s Class A shares had a calendar year-to-date return of 20.45%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 28.06% for the quarter ended June 30, 2020, and its lowest quarterly return was -34.70% for the quarter ended June 30, 2022.    The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years
Class A return before taxes	-53.07%	-0.79%	6.00%
Class A return after taxes on distributions	-57.60%	-4.89%	1.92%
Class A return after taxes on distributions and sale of Fund shares	-27.96%	-0.28%	3.98%
Class C return before taxes	-50.84%	-0.55%	5.81%
Class I return before taxes	-49.99%	0.63%	6.88%
Russell 1000® Growth Index* (reflects no deduction for fees, expenses or taxes)	-29.14%	10.96%	14.10%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	-28.97%	10.45%	13.75%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

* The Fund changed its primary broad-based securities index to the Russell 1000 Growth Index as of April 28, 2023. The Fund elected to use the new index because it more closely reflects the Fund’s current investment strategies.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Bradley M. Klapmeyer	Managing Director, Senior Portfolio Manager	December 2022
Bradley D. Angermeier	Managing Director, Senior Portfolio Manager	December 2022

Sub-Advisor

Macquarie Investment Management Global Limited (MIMGL)

4

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class I shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

How we manage the Fund

Our principal investment strategies

Delaware Ivy Accumulative Fund seeks to achieve its objective to provide capital growth and appreciation by investing primarily in a diversified portfolio of common stocks of US companies that the Manager believes have long-term capital appreciation potential and are expected to grow faster than the US economy.

The Fund will invest primarily in growth-oriented companies. A stock has growth potential if, in the Manager's opinion, the revenue, earnings, and/or cash flow of the company are likely to grow faster than the economy. The Fund will invest primarily in large- and medium-sized companies in any industry.

In selecting securities for the Fund, the Manager begins its investment process by screening companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. The Manager uses a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. The Manager seeks to invest for the Fund in companies that it believes possess a structural competitive advantage or durable market leadership position. The Manager looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. The Manager also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.

The Manager's process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process. From a quantitative standpoint, the Manager concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. The Manager's fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term.

The Fund typically holds a limited number of stocks (generally 35 to 50), although from time to time the Fund may hold more or fewer names depending on the Manager's assessment of the investment opportunities available.

The Fund may invest in real estate investment trusts (REITs).

The Fund may invest not more than 25% of its total assets in foreign securities. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

In general, the Manager may sell a security when, in the Manager's opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. The Manager also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position, poor execution by management, the threat of technological disruption and/or poor use of resources. The Manager also may sell a security to reduce the Fund's holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When the Manager believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar denominated obligations which the Manager believes are comparable high quality. Subject to the Fund's investment policies and restrictions, the Fund may utilize derivatives instruments, including, but not limited to, futures contracts, options, and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The Manager may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The securities in which the Fund typically invests

Stocks offer investors the potential for capital appreciation. Certain stocks that the Fund invests in may pay dividends as well. Please see the Fund's SAI for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

6

Common stocks

Common stocks are securities that represent shares of ownership in a corporation. Stockholders may participate in a corporation's profits through its distribution of dividends to stockholders, proportionate to the number of shares they own.

How the Fund uses them: Generally, the Fund will invest at least 80% of its net assets in equity securities.

Real estate investment trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

How the Fund uses them: The Fund may invest in REITs.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, the Fund uses repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is composed of US government securities. At the Manager's discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the US government, its agencies or instrumentalities, or government-sponsored corporations.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under US securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund's limit on investments in illiquid investments.

Illiquid investments

Illiquid investments are any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid investments.

Foreign securities and American depositary receipts (ADRs)

Foreign securities are securities of issuers which are classified by index providers, or by an investment manager applying internally consistent guidelines, as being assigned to countries outside the United States. ADRs are typically issued by a US bank and represent the bank's holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on US securities exchanges in the same way as other US securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

How the Fund uses them: The Fund may invest up to 25% of its net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs. Determinations to purchase depositary receipts will be based on relevant factor(s) in the Manager's sole discretion.

7

How we manage the Fund

Other investment strategies

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its total assets.

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund's securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed-delivery basis

The Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date).

Initial public offerings (IPOs)

Under certain market conditions, the Fund may invest in companies at the times of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund's investment objectives. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objectives.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Fund strives to manage it: The Manager maintains a long-term investment approach and focus on securities that the Manager believes can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the Manager does not try to predict overall market movements. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Limited number of stocks risk

Limited number of stocks risk is the possibility that a single security's increase or decrease in value may have a greater impact on the fund's value and total return because the fund may hold larger positions in fewer securities than other funds.

How the Fund strives to manage it: The Manager follows a rigorous selection process when choosing securities and continually monitors the securities while they remain in the portfolio.

Company size risk

Company size risk is the risk that investments in small- and/or medium-sized companies typically exhibit higher volatility than investments in larger, more established companies. Company size risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

8

How the Fund strives to manage it: The Fund may invest in small- and medium-sized companies. The Manager believes medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. Nonetheless, medium-sized companies have many of the same risks as small companies and are considered to be riskier, in general, than large-sized companies. To address this risk, the Manager seeks a well-diversified portfolio, selects stocks carefully, and monitors them frequently.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How the Fund strives to manage it: The Fund may invest up to 15% of its net assets in illiquid investments.

Government and regulatory risks

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage them: The Manager evaluates the economic and political climate in the relevant jurisdictions before selecting securities for the Fund. The Manager typically diversifies the Fund's assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Industry and sector risks

Industry and sector risks are the risks that the value of securities in a particular industry or sector (such as technology) will decline because of changing expectations for the performance of that industry or sector.

How the Fund strives to manage them: The Manager maintains a diversified portfolio representing a number of different industries. The Manager limits the amount of the Fund's assets invested in any one industry and in any individual security.

Growth stock risk

Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies' stock prices may be more volatile, particularly over the short term.

How the Fund strives to manage it: The Manager follows a rigorous selection process when choosing securities and continually monitors the securities while they remain in the portfolio.

REIT-related risk

REIT-related risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, or other similar statutes in non-US countries and/or to maintain exemptions from the 1940 Act.

How the Fund strives to manage it: The Manager selects REITs based on the quality of the REITs' management and the REITs' ability to generate substantial cash flow, which the Manager believes can help to shield the Fund from some of the risks involved with real estate investing.

Portfolio turnover risk

High portfolio turnover rates may increase a fund's transaction costs which may lower returns. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions, may generate short-term capital gains taxable as ordinary income, and cause dividends received on portfolio securities to not be qualified dividends eligible for reduced federal income tax rates under the Internal Revenue Code of 1986, as amended.

9

How we manage the Fund

How the Fund strives to manage it: The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund's investment objective.

Foreign risk

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

How the Fund strives to manage it: The Fund limits investments in foreign securities to 25% of its net assets.

Emerging markets risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

How the Fund strives to manage it: Under normal circumstances, the Fund may invest up to 10% of its net assets in emerging market securities. Striving to manage this risk for the Fund, the Manager carefully screens securities within emerging markets and attempts to consider material risks associated with an individual company or bond issuer.

Political risk

Political risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

How the Fund strives to manage it: The Manager evaluates the political situations in the countries where the Fund invests and takes into account any potential risks before it selects securities for the Fund. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

Information risk

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than US companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the United States.

How the Fund strives to manage it: The Manager conducts fundamental research on the companies that the Fund invests in rather than relying solely on information available through financial reporting. As part of its worldwide research process, the Manager emphasizes company visits. The Manager believes this will help to better uncover any potential weaknesses in individual companies.

Inefficient market risk

Inefficient market risk is the risk that foreign markets may be less liquid and have greater price volatility, less regulation, and higher transaction costs than US markets.

How the Fund strives to manage it: The Manager may attempt to reduce this risk by investing in a number of different countries, consistent with the Fund's limit in foreign securities investments, noting trends in the economy, industries, and financial markets.

Transaction costs risk

Transaction costs risk is the risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

How the Fund strives to manage it: The Manager strives to monitor transaction costs and to choose an efficient trading strategy for the Fund.

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Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the Manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund's taxable income or gains. A fund's transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund's securities. A fund's use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

How the Fund strives to manage it: The Fund will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The Manager seeks to minimize this risk by considering the creditworthiness of all counterparties before the Fund enters into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the EONIA), the impact of the abandonment of such rates on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors

11

How we manage the Fund

affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Disclosure of portfolio holdings information

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Who manages the Fund

Investment manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Fund's investment manager. Together, the Manager and the other subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of June 30, 2023, approximately $183.5 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services.

For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of 0.70% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's semiannual report to shareholders for the period ended December 31, 2022.

Sub-advisor

Macquarie Investment Management Global Limited

Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of June 30, 2023, MAM managed more than $357.9 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager's portion of the Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL's specialized market knowledge.

A discussion of the basis for the Board's approval of the sub-advisory contract is available in the Fund's semiannual report to shareholders for the period ended December 31, 2022.

Portfolio managers

Bradley M. Klapmeyer and Bradley D. Angermeier are primarily responsible for the day-to-day portfolio management of the Fund.

Bradley M. Klapmeyer, CFA Managing Director, Senior Portfolio Manager
Bradley M. Klapmeyer is a Senior Portfolio Manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of Delaware Funds that were involved in a transaction that closed on April 30, 2021. He joined Ivy Investments in June 2007 as an investment analyst and was appointed assistant portfolio manager on the large-capitalization growth team at Ivy Investments in September 2011. He was appointed to portfolio manager in 2016. Prior to joining Ivy Investments, he was an associate analyst covering airlines for Prudential Equity Group, LLC from 2006 through 2007. From 2000 to 2006, he was an equity analyst for Commerce Bank, where his research responsibilities were focused on electronic and health technologies. He graduated from Truman State University in 1999 with a bachelor's degree in finance and a minor in economics.

Bradley D. Angermeier, CFA Managing Director, Senior Portfolio Manager
Brad Angermeier is a Senior Portfolio Manager for Ivy Investments, now part of Macquarie Asset Management's Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of Delaware Funds that were involved in a transaction that closed on April 30, 2021. He joined Ivy Investments in 2017 as an equity investment analyst. Prior to that, he was an equity research analyst at Kornitzer Capital Management. From 2009 to 2013, he was with Columbia Threadneedle Investments (formerly Columbia Management), first serving as a fixed income research analyst, and then as a co-portfolio manager. He earned a bachelor's degree with a double major in finance and accounting from Indiana University, Kelley School of Business. He earned an MBA from the University of Wisconsin, Wisconsin School of Business. He is a member of the CFA Institute and the CFA Society of Kansas City.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

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Who manages the Fund

Manager of managers structure

The Fund and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Fund's Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund's sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

The Fund and the Manager also have an exemptive order from the SEC that allows the approval of a new sub-advisor to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. If a new unaffiliated sub-adviser is hired for the Fund, shareholders will receive information about the new sub-advisor within 90 days of the change.

Who's who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the fund's service providers.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers. Accounting services agents provide services such as calculating a fund's net asset value (NAV) and providing financial reporting information for the fund.

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Custodian: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund's assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund's management contract and changes to fundamental investment policies.

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About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial professional (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Delaware Funds website at delawarefunds.com. Additional information on sales charges can be found in the SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise offered by the financial intermediary. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class A and Class C shares have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain existing investors or programs sponsored by certain intermediaries that were eligible under prior eligibility requirements may continue to invest in a particular share class.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from the Fund's share class eligibility standards. In certain cases, this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class A
•
Class A shares have an upfront sales charge that is noted in the Class A sales charges table below.

•
If you invest the amounts noted in the Class A sales charges table below, your front-end sales charge will be reduced.

•
You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

•
Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See “Dealer compensation” below for further information.

•
Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

•
Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class I shares.

•
In addition, you may have received Class A shares as the result of a merger or reorganization of a predecessor fund.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places

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using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment. The ongoing expenses of Class A shares are lower than those for Class C shares and typically higher than those for Class I shares.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C
•
Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•
In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

•
Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•
For approximately eight years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•
Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately eight years after you buy Class C shares. Conversion may occur as late as one month after the eighth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund's SAI for more details on this automatic conversion feature.

•
You may purchase only up to $1 million of Class C shares at any one time. Orders that equal or exceed $1 million will be rejected.

•
Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class I shares.

•
Class C shares with no financial intermediary will be converted to Class A shares at NAV within a certain time frame after a financial intermediary resigns, as determined by the Manager. Additionally, investors may only open an account to purchase Class C shares if they have appointed a financial intermediary.

Calculation of contingent deferred sales charges — Class C
 CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

Class I
•
Class I shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund.

•
Class I shares are not subject to a CDSC.

•
Class I shares do not assess a 12b-1 fee.

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About your account

•
Class I shares are available for purchase only by the following:

○
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

○
tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

○
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Class I shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

○
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Class I shares (use of the Class I shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

○
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Class I shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class I shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Class I shares through a no-commission network or platform;

○
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Class I shares in such programs;

○
exchanges from the Institutional Class shares of Delaware Investments Ultrashort Fund;

○
private investment vehicles, including, but not limited to, foundations and endowments; or

○
current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager's affiliates, or any predecessor fund to a Delaware Fund, provided that such shares are either held in an account opened directly with the Fund or are held through an account with a financial intermediary that permits the purchase of such shares. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing individuals identified in this paragraph may also purchase Class I shares subject to the same account requirements.

•
In addition, you may have received Class I shares as the result of a merger or reorganization of a predecessor fund.

•
A shareholder transacting in Class I shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

The Fund reserves the right to modify or waive the above policies at any time without prior notice to shareholders.

Dealer compensation

The financial intermediary who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Class I shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

	Class A1	Class C2
Commission (%)	--	1.00%
Investment less than $50,000	5.00%	--
$50,000 but less than $100,000	4.00%	--
$100,000 but less than $250,000	3.00%	--
$250,000 but less than $500,000	2.00%	--
$500,000 but less than $1 million	1.60%	--
$1 million but less than $5 million	1.00%	--
$5 million but less than $25 million	0.50%	--
$25 million or more	0.25%	--
12b-1 fee to dealer	0.25%	1.00%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. On sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year's 12b-1 fee of up to 0.25%. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

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2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately eight years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of the Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries' consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Delaware Funds), the Fund's advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of the Fund's shares. The Manager or its affiliates may benefit from the Distributor's or its affiliates' payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund's shares.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Fund's transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus and to the SAI for detailed information and eligibility requirements. Please note that your financial intermediary's policies may differ. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Fund's transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Class I shares have no upfront sales charge or CDSC so they are not included in the table below.

19

About your account

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in Delaware Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in the SAI). Delaware Funds do not accept retroactive letters of intent.

Upon your request, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your dealer, the Distributor or BNY Mellon at the time of purchase. You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note that depending on the financial intermediary holding your account, this policy may differ from those described in this Prospectus.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares

Up to 90 days after you redeem shares, you can reinvest the proceeds without paying a sales charge. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information.

Class A	Class C
Available.	Not available.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. Certain existing investors or programs sponsored by certain intermediaries that were eligible to purchase Class A shares of the Fund at NAV may continue to be eligible to purchase Class A shares at NAV. The Fund reserves the right to modify or terminate these arrangements at any time.

•
Shares purchased under the Delaware Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 90-day reinvestment privilege.

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Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager's current affiliates and those that may in the future be created, or any predecessor fund to a Delaware Fund, including the funds formerly advised by Foresters Investment Management Company, Inc., Ivy Investment Management Company, Waddell & Reed, or any other fund families acquired or merged into the Delaware Funds; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer's agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

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Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Funds.

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•
Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

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Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

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Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

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Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase Class I shares, if applicable.

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Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.

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Purchases by certain legacy bank-sponsored retirement plans and certain legacy retirement assets that meet requirements set forth in the SAI.

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Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

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Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

•
Purchases by certain participants of particular group retirement plans as described in the SAI.

•
Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund's eligibility requirements set by the predecessor fund's company.

•
Investments made into an account with no financial intermediary or no longer associated with a financial intermediary may invest in Class A shares without a sales charge.

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Class I shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs. Your financial intermediary may offer waivers for certain account types or programs that may be different than what is noted below. See the “Broker-defined sales charge waiver policies” section or contact your financial intermediary for information on program availability.

CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:

•
Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

•
Redemptions that result from the right to liquidate a shareholder's account: Redemptions that result from the right to liquidate a shareholder's account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

•
Section 401(a) qualified retirement plan distributions: Distributions to participants or beneficiaries from a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

•
Section 401(a) qualified retirement plan redemptions: Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

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Periodic distributions or systematic withdrawals from a retirement account or qualified plan: Periodic distributions or systematic withdrawals from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

21

About your account

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Returns of excess contributions due to any regulatory limit: Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

•
Distributions by other employee benefit plans: Distributions by other employee benefit plans to pay benefits.

•
Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

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Redemptions by certain legacy retirement assets: Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI, as applicable.

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Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

1 Qualified plans that are fully redeemed at the direction of the plan's fiduciary may be subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain existing investors or programs sponsored by certain intermediaries that were eligible for waivers of CDSCs may continue to be eligible for those waivers of CDSCs.

How to buy shares

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie® Service Center

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Funds by Macquarie at P.O. Box 534437, Pittsburgh, PA 15253-4437 for investments by regular mail or Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, deposits in the mail or with such services or receipt at the Fund's post office box, of purchase orders, do not constitute receipt by the Fund or its agent. Please note that the Fund reserves the right to reject any purchase.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

22

Through automated shareholder services

You may purchase or exchange shares through our automated telephone service (for Class A and Class C shares only), or through our website, delawarefunds.com (for Class A and Class C shares only). For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm ET), you will pay that day's closing Fund share price, which is based on the Fund's NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will pay that day's closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day's closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm ET). The Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, the Fund's closing share price would still be determined as of that day's regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00pm ET or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has designated the Manager as the valuation designee, and delegated responsibility for valuing the Fund's assets to the Manager and its Pricing Committee, which operates under the policies and procedures approved by the Board and is subject to the Board's oversight. The Manager, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing vendors and services. The Manager has a Pricing Committee to assist with its designated responsibilities as valuation designee.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Delaware Funds by Macquarie® Service Center at 800 523-1918.

23

About your account

Document delivery

To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund's financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts

Please note that if your account is deemed to be unclaimed or abandoned under applicable state law, the Fund may be required to transfer (or “escheat”) the assets in that account to the appropriate state. Some states may sell escheated shares, in which case a shareholder may only be able to recover the amount received when the shares were sold. For shareholders that invest through retirement accounts, the escheatment will be treated as a taxable distribution and federal and any applicable state income tax may be withheld. The Fund, its Board, and the Fund's transfer agent will not be liable to shareholders for good faith compliance with state unclaimed or abandoned property laws. To avoid these outcomes and protect their property, shareholders that invest in the Fund through an account held directly with the Fund's transfer agent are encouraged to routinely confirm that the mailing address on their account is current and valid and contact the transfer agent at least once a year by mail, by phone at 800 523-1918, or by logging into their account.

How to redeem shares

Under normal circumstances, the Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Fund may use lines of credit to meet redemption requests.

Availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm ET), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will receive that day's closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to the Fund). Your financial intermediary may charge you a separate fee for this service.

24

Through the Delaware Funds by Macquarie® Service Center

By mail

You may redeem your shares by mail by writing to: Delaware Funds by Macquarie at P.O. Box 534437, Pittsburgh, PA 15253-4437 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Fund's post office box, of redemption requests, do not constitute receipt by the Fund or the transfer agent.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

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By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

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By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

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By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services

You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Redemptions-in-kind

The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts

For Class A and Class C shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Class I shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days' written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days' written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, the Fund still reserves the right to liquidate the account.

25

About your account

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

Online account access

Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery

With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager's judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. Please note that depending on the financial intermediary holding your account, this policy may be unavailable or differ from those described in this Prospectus.

On demand service

The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Asset Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Asset Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

26

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Right to discontinue offering shares and/or to merge or liquidate a share class

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time and/or to merge or liquidate a share class, such as in response to shareholder redemptions of substantially or all shares in a class.

Frequent trading of Fund shares (market timing and disruptive trading)

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing and disruptive trading. The Fund will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund's shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund considers short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Fund will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. While the Fund will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

27

About your account

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm ET or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund's NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund's monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Fund's ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Fund's frequent trading policy with respect to an omnibus account, the Fund's transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Fund's transfer agent believes the intermediary's procedures are reasonably designed to enforce the Fund's frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Fund's transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. There is no assurance that the information received by the Fund from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Fund's transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary's ability to transact in Fund shares, or restrict individual trading activity as applicable.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

28

Dividends, distributions, and taxes

Dividends and Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. Usually, the Fund distributes net investment income semiannually in June and December.

The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivative contracts may accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Fund is required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund's default method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial intermediary or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at delawarefunds.com as the information becomes available.

29

About your account

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

30

Certain management considerations

Investments by fund of funds and similar investment vehicles

The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Code. Asset allocation models include the Delaware Funds by Macquarie® Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

31

Financial highlights

The financial highlights tables are intended to help you understand the financial performance of the Fund for the past five years. On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited's US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the Fund's prior investment manager. The performance shown from before April 30, 2021 is from the Fund's prior investment manager. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended June 30, 2023, June 30, 2022 and June 30, 2021 have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918. For the fiscal years ended prior to June 30, 2021, the Fund's prior independent registered public accounting firm audited the Fund's financial statements.

Delaware Ivy Accumulative Fund

	Year ended
Class A shares	6/30/23	6/30/22	6/30/21	6/30/20	6/30/19
Net asset value, beginning of period	$7.02	$15.44	$11.18	$10.57	$10.47
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.11)	(0.08)	(0.05)	— [2]
Net realized and unrealized gain (loss)	0.95	(6.28)	5.07	1.54	1.25
Total from investment operations	0.90	(6.39)	4.99	1.49	1.25
Less dividends and distributions from:
Net investment income	—	(0.10)	—	—	(0.05)
Net realized gain	(2.84)	(1.93)	(0.73)	(0.88)	(1.10)
Total dividends and distributions	(2.84)	(2.03)	(0.73)	(0.88)	(1.15)
Net asset value, end of period	$5.08	$7.02	$15.44	$11.18	$10.57
Total return[3]	21.79%	(47.36% )	45.48%	15.01%	13.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$556,932	$688,124	$1,578 [4]	$1,185 [4]	$1,141 [4]
Ratio of expenses to average net assets[5]	1.10%	1.06%	1.04%	1.10%	1.11%
Ratio of net investment income (loss) to average net assets	(0.85% )	(0.89% )	(0.56% )	(0.50% )	0.02%
Portfolio turnover	95%	116%	40%	85%	123%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

32

Delaware Ivy Accumulative Fund

	Year ended
Class C shares	6/30/23	6/30/22	6/30/21		6/30/20		6/30/19
Net asset value, beginning of period	$5.34	$12.28	$9.07		$8.81		$8.90
Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.18)	(0.17)		(0.12)		(0.08)
Net realized and unrealized gain (loss)	0.55	(4.79)	4.07		1.26		1.04
Total from investment operations	0.49	(4.97)	3.90		1.14		0.96
Less dividends and distributions from:
Net investment income	—	(0.04)	—		—		—
Net realized gain	(2.84)	(1.93)	(0.69)		(0.88)		(1.05)
Total dividends and distributions	(2.84)	(1.97)	(0.69)		(0.88)		(1.05)
Net asset value, end of period	$2.99	$5.34	$12.28		$9.07		$8.81
Total return[2]	20.66%	(47.80% )	43.94%		13.99%		12.88%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,774	$2,077	$5	[3]	$3	[3]	$3	[3]
Ratio of expenses to average net assets[4]	1.92%	1.99%	2.03%		2.06%		2.07%
Ratio of expenses to average net assets prior to fees waived[4]	2.18%	2.08%	2.04%		2.14%		2.15%
Ratio of net investment loss to average net assets	(1.66% )	(1.83% )	(1.53%	)	(1.46%	)	(0.97%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.92% )	(1.92% )	(1.54%	)	(1.54%	)	(1.05%	)
Portfolio turnover	95%	116%	40%		85%		123%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

33

Financial highlights

Delaware Ivy Accumulative Fund

	Year ended
Class I shares	6/30/23	6/30/22	6/30/21		6/30/20		6/30/19
Net asset value, beginning of period	$7.13	$15.63	$11.31		$10.65		$10.55
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.09)	(0.05)		(0.03)		0.03
Net realized and unrealized gain (loss)	0.97	(6.36)	5.11		1.57		1.25
Total from investment operations	0.94	(6.45)	5.06		1.54		1.28
Less dividends and distributions from:
Net investment income	—	(0.12)	—		—		(0.08)
Net realized gain	(2.84)	(1.93)	(0.74)		(0.88)		(1.10)
Total dividends and distributions	(2.84)	(2.05)	(0.74)		(0.88)		(1.18)
Net asset value, end of period	$5.23	$7.13	$15.63		$11.31		$10.65
Total return[2]	22.04%	(47.24%) [3]	45.60%	[3]	15.38%	[3]	14.07% [3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$95,422	$157,719	$409	[4]	$289	[4]	$261 [4]
Ratio of expenses to average net assets[5]	0.79%	0.87%	0.87%		0.87%		0.87%
Ratio of expenses to average net assets prior to fees waived[5]	0.79%	0.89%	0.88%		0.91%		0.91%
Ratio of net investment income (loss) to average net assets	(0.57% )	(0.70% )	(0.39%	)	(0.28%	)	0.25%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.57% )	(0.72% )	(0.40%	)	(0.32%	)	0.21%
Portfolio turnover	95%	116%	40%		85%		123%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

34

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

35

Broker-Defined Sales Charge Waiver Policies

From time to time, shareholders purchasing Fund shares through a brokerage platform or account may be eligible for sales charge waivers (front-end sales load or CDSC) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase the Fund's shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled About Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes.

CDSC Waivers on Class C Shares

—Death or disability of the shareholder.

—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—Return of excess contributions from an IRA Account.

—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

—Shares sold to pay certain brokerage fees initiated by the broker.

—Shares acquired through a right of reinstatement.

—Shares held in retirement accounts, that are exchanged for a lower cost share class due to transfer to certain other types of accounts or platforms where the financial intermediary has entered into an agreement with the Distributor (or its affiliates).

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers for Class A Shares Available at Merrill Lynch

—Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

—Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

—Shares purchased through a Merrill Lynch affiliated investment advisory program.

—Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

—Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.

—Shares of Delaware Funds purchased through the Merrill Edge Self-Directed platform (if applicable).

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds).

—Shares exchanged from Class C (that is, level-load) shares of the same Fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

—Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

—Trustees of the Trust and employees of the Manager or any of its affiliates, as described in this Prospectus.

—Eligible shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (that is, systematic purchases and withdrawals) and purchase made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A and C Shares Available at Merrill Lynch

—Death or disability of the shareholder.

—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—Return of excess contributions from an IRA Account.

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—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

—Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

—Shares acquired through a right of reinstatement.

—Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms.

—Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation, and Letters of Intent

—Breakpoints as described in this Prospectus.

—Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this Prospectus will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible Delaware Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management

—Employer-sponsored retirement plans (e.g. 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

—Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.

—Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

—Shares purchased through a Morgan Stanley self-directed brokerage account.

—Class C (that is, level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

—Shares purchased from the proceeds of redemptions within Delaware Funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

—Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds).

—Shares exchanged from Class C shares of the same Fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following such shorter period, that waiver will apply.

—Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

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—Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

—Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (that is, Rights of Reinstatement).

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and Each Entity's Affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James

—Shares purchased in an investment advisory program.

—Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

—Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

—Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

—A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares Available at Raymond James

—Death or disability of the shareholder.

—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—Return of excess contributions from an IRA Account.

—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

—Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

—Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

—Breakpoints as described in this Prospectus.

—Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

—Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. (“Edward Jones”):

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Prospectus or the SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Delaware Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance.

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Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

—Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this Prospectus.

Rights of Accumulation (“ROA”)

—The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Delaware Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Delaware Funds assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

—The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

—ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

—Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Delaware Funds assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

—If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers:

Sales charges are waived for the following shareholders and in the following situations:

—Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

—Shares purchased in an Edward Jones fee-based program.

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

—Shares purchased from the proceeds of redeemed shares of the same Delaware Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

—Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.

—Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers:

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

—The death or disability of the shareholder.

—Systematic withdrawals with up to 10% per year of the account value.

—Return of excess contributions from an Individual Retirement Account (IRA).

—Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

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—Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

—Shares exchanged in an Edward Jones fee-based program.

—Shares acquired through NAV reinstatement.

—Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

—Initial purchase minimum: $250

—Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

—A fee-based account held on an Edward Jones platform.

—A 529 account held on an Edward Jones platform.

—An account with an active systematic investment plan or LOI.

Exchanging Share Classes

—At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott, LLC (“Janney”):

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge* Waivers on Class A Shares Available at Janney

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

—Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

—Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

—Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

—Shares acquired through a right of reinstatement.

—Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.

CDSC Waivers on Class A and C Shares Available at Janney

—Shares sold upon the death or disability of the shareholder.

—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—Shares purchased in connection with a return of excess contributions from an IRA account.

—Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

—Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

—Shares acquired through a right of reinstatement.

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—Shares exchanged into the same share class of a different fund.

Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent

—Breakpoints as described in this Prospectus.

—Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.

*Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Load Waivers on Class A Shares Available at OPCO

—Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

—Shares purchased by or through a 529 Plan.

—Shares purchased through a OPCO affiliated investment advisory program.

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

—Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

—A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.

—Employees and registered representatives of OPCO or its affiliates and their family members.

—Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus.

CDSC Waivers on A and C Shares Available at OPCO

—Death or disability of the shareholder.

—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—Return of excess contributions from an IRA Account.

—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

—Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.

—Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

—Breakpoints as described in this Prospectus.

—Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Incorporated (“Baird”):

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

41

Front-End Sales Charge Waivers on Class A Shares Available at Baird

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

—Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

—Shares purchase from the proceeds of redemptions from another Delaware Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

—A shareholder in the Fund's Class C shares will have their share converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

—Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C Shares Available at Baird

—Shares sold due to death or disability of the shareholder.

—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—Shares bought due to returns of excess contributions from an IRA Account.

—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

—Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

—Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

—Breakpoints as described in this Prospectus.

—Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Baird. Eligible Delaware Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

—Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Delaware Funds through Baird, over a 13-month period of time.

J.P. Morgan Securities LLC:

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at J.P. Morgan Securities LLC

—Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC's share class exchange policy.

—Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

—Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

—Shares purchased through rights of reinstatement.

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

—Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A Share Conversion

—A shareholder in the fund's Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC's policies and procedures.

42

CDSC Waivers on Class A and C Shares Available at J.P. Morgan Securities LLC

—Shares sold upon the death or disability of the shareholder.

—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—Shares purchased in connection with a return of excess contributions from an IRA account.

—Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

—Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent

—Breakpoints as described in this Prospectus.

—Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in this Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

—Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

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Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the expenses of the Fund (see note following these charts), including investment advisory fees and other Fund costs, on the Fund's assumed returns over a ten-year period. Each chart shows the estimated cumulative expenses that would be incurred in respect of a Hypothetical Investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Fund's annual expense ratio stays the same throughout the ten-year period (except for Class C shares, which convert to Class A shares after you have held them for eight years and except for any contractual expense waivers currently in place) and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the Fees and Expenses table of this Prospectus regarding the Fund. The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the Hypothetical Expenses column. The Hypothetical Investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (e.g., CDSC). If redemption charges, if any, were reflected, the amounts shown in the Hypothetical Expenses column would be higher, and the amounts shown in the Hypothetical Ending Investment column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Delaware Ivy Accumulative Fund - Class A
Average expense ratio: 1.10% Maximum front-end sales charge: 5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$680.70	$9,792.58
2	$9,792.58	$489.63	$10,282.20	$109.82	$10,174.49
3	$10,174.49	$508.72	$10,683.21	$114.10	$10,571.29
4	$10,571.29	$528.56	$11,099.85	$118.55	$10,983.57
5	$10,983.57	$549.18	$11,532.75	$123.18	$11,411.93
6	$11,411.93	$570.60	$11,982.53	$127.98	$11,857.00
7	$11,857.00	$592.85	$12,449.84	$132.97	$12,319.42
8	$12,319.42	$615.97	$12,935.39	$138.16	$12,799.88
9	$12,799.88	$639.99	$13,439.87	$143.54	$13,299.07
10	$13,299.07	$664.95	$13,964.02	$149.14	$13,817.73
Cumulative Total				$1,838.14

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Delaware Ivy Accumulative Fund - Class C
Average expense ratio: 1.87%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$189.93	$10,313.00
Termination of Contractual Waiver				Annual Expense Ratio: 2.18%
2	$10,313.00	$515.65	$10,828.65	$227.99	$10,603.83
3	$10,603.83	$530.19	$11,134.02	$234.42	$10,902.85
4	$10,902.85	$545.14	$11,448.00	$241.03	$11,210.32
5	$11,210.32	$560.52	$11,770.83	$247.83	$11,526.45
6	$11,526.45	$576.32	$12,102.77	$254.82	$11,851.49
7	$11,851.49	$592.57	$12,444.07	$262.01	$12,185.70
8	$12,185.70	$609.29	$12,794.99	$269.39	$12,529.34
Converts from Class C to Class A				Annual Expense Ratio: 1.10%
9	$12,529.34	$626.47	$13,155.81	$140.51	$13,017.98
10	$13,017.98	$650.90	$13,668.88	$145.99	$13,525.69
Cumulative Total				$2,213.92

Delaware Ivy Accumulative Fund - Class I
Average expense ratio: 0.79%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$80.66	$10,421.00
2	$10,421.00	$521.05	$10,942.05	$84.06	$10,859.72
3	$10,859.72	$542.99	$11,402.71	$87.60	$11,316.92
4	$11,316.92	$565.85	$11,882.76	$91.29	$11,793.36
5	$11,793.36	$589.67	$12,383.03	$95.13	$12,289.86
6	$12,289.86	$614.49	$12,904.35	$99.13	$12,807.26
7	$12,807.26	$640.36	$13,447.63	$103.31	$13,346.45
8	$13,346.45	$667.32	$14,013.77	$107.66	$13,908.34
9	$13,908.34	$695.42	$14,603.75	$112.19	$14,493.88
10	$14,493.88	$724.69	$15,218.57	$116.91	$15,104.07
Cumulative Total				$977.94

Note: The Fund was a party to a reorganization with a corresponding series of the Waddell & Reed Advisors Funds (the WRA Fund). Pursuant to such reorganization, the WRA Fund was reorganized out of existence. The above Hypothetical Investment and Expense Information was historically included in the WRA Fund prospectus.

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Additional information

Contact information

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Website: delawarefunds.com

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Delaware Funds by Macquarie® Service Center: 800 523-1918 (representatives are normally available weekdays from 8:30am to 6:00pm ET)

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For fund information, literature, price, yield, and performance figures.

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For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

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Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

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For convenient access to account information or current performance information on all Delaware Funds, use this touch-tone service.

•
Written correspondence: Delaware Funds by Macquarie, P.O. Box 534437, Pittsburgh, PA 15253-4437 (by regular mail) or Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 (by overnight courier service).

49

Additional information about the Fund's investments is available in its annual and semiannual shareholder reports. In the Fund's annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 534437, Pittsburgh, PA 15253-4437 by regular mail or at Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Fund's website at delawarefunds.com/literature. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act number: 811-06569

IVYPRO-JUNE 10/23

Prospectus

Delaware Ivy Wilshire Global Allocation Fund

Multi-asset mutual fund

Nasdaq ticker symbols
Class A	IWGAX
Class C	IWGCX
Class I	IWGIX
Class R6	IWGNX

October 30, 2023

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Table of contents

Fund summary	1
Delaware Ivy Wilshire Global Allocation Fund	1
How we manage the Fund	7
Our principal investment strategies	7
Other investment strategies	8
The risks of investing in the Fund	8
Disclosure of portfolio holdings information	14
Who manages the Fund	15
Investment manager	15
Sub-advisor	15
Portfolio managers	15
Manager of managers structure	16
Who’s who	17
About your account	18
Investing in the Fund	18
Choosing a share class	18
Dealer compensation	21
Payments to intermediaries	21
How to reduce your sales charge	22
Buying Class A shares at net asset value	23
Waivers of contingent deferred sales charges	24
How to buy shares	24
Calculating share price	25
Fair valuation	25
Retirement plans	26
Document delivery	26
Inactive accounts	26
How to redeem shares	26
Low balance accounts	28
Investor services	28
Frequent trading of Fund shares (market timing and disruptive trading)	29
Dividends, distributions, and taxes	31
Certain management considerations	33
Financial highlights	34
Appendix A: Hypothetical Investment and Expense Information	47
Additional information	53

Fund summary

Delaware Ivy Wilshire Global Allocation Fund , a series of Ivy Funds

What is the Fund’s investment objective?

Delaware Ivy Wilshire Global Allocation Fund seeks to provide total return.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie ®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C	I	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none (1)	1.00%(1)	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	I	R6
Management fees	0.06%	0.06%	0.06%	0.06%
Distribution and service (12b-1) fees	0.25%	1.00%	none	none
Other expenses	0.21%	0.27%	0.16%	0.14%
Acquired fund fees and expenses	0.71%(2)	0.71%(2)	0.71%(2)	0.71%(2)
Total annual fund operating expenses	1.23%(3)	2.04%(3)	0.93%(3)	0.91%(3)
[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Acquired fund fees and expenses sets forth the Fund's pro rata portion of the cumulative expenses charged by the Underlying Affiliated Funds (defined below) in which the Fund invested during the last fiscal year. The actual Acquired fund fees and expenses will vary with changes in the allocations of the Fund's assets. The Acquired fund fees and expenses shown are based on the total expense ratio of each Underlying Affiliated Fund for the Fund’s most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund's NAV.

[3]

The Total annual fund operating expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	I	R6
1 year	$693	$207	$307	$95	$93
3 years	$943	$640	$640	$296	$290
5 years	$1,212	$1,098	$1,098	$515	$504
10 years	$1,978	$2,369	$2,369	$1,143	$1,120

Fund summary

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Wilshire Global Allocation Fund is a fund-of-funds that seeks to achieve its objective primarily by allocating its assets among a diverse group of affiliated equity and fixed-income mutual funds.

The Fund invests primarily in mutual funds that are series of the Delaware Funds (each such fund is an “Underlying Affiliated Fund”). Each Underlying Affiliated Fund, in turn, invests in a diversified portfolio of securities from one or more of the following asset classes: domestic equity securities, foreign equity securities (from issuers in both developed and emerging markets) and bonds (both investment grade and high-yield (junk bonds)) issued by domestic and foreign corporations and governments. The Fund invests in Underlying Affiliated Funds that utilize a variety of growth or income investment strategies to seek to achieve their respective objectives. The Underlying Affiliated Funds of the Trust are managed by Delaware Management Company (Manager).

Under normal circumstances, the Fund’s “policy” asset mix is 65% invested in equities and 35% invested in fixed-income. However, at any given time, the Fund’s permissible ranges are 45% to 85% invested in equities and 15% to 55% invested in fixed-income.

Wilshire Advisors LLC, the Fund’s sub-advisor (Wilshire), allocates certain of the Fund’s assets among the Underlying Affiliated Funds using a methodology designed to provide exposure to a broad array of asset classes and investment strategies. Within the permissible ranges, Wilshire establishes a “target” allocation for each asset class based on each Underlying Affiliated Funds’ investment style and dynamically allocates and repositions the amount of the Fund’s assets invested in the Underlying Affiliated Funds over time based upon market and economic conditions.

Through its investments in the Underlying Affiliated Funds, the Fund will invest, under normal circumstances, at least 40% of its assets in foreign investments.

The Manager develops the universe of Underlying Affiliated Funds that Wilshire may consider when making allocation decisions. Wilshire monitors the Fund’s holdings and cash flow and, in general, manages them as needed in order to maintain the Fund’s target allocations. Wilshire does not intend to trade actively among the Underlying Affiliated Funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, Wilshire may change target allocations within the permissible ranges at any time. Wilshire may modify the above-specified target asset allocations for the Fund and also may modify, from time to time, the Underlying Affiliated Funds selected for the Fund. In addition, from time to time Wilshire or market movements (or a combination of both) may cause the Fund’s investment to temporarily vary from its target percentage. Wilshire will consider rebalancing the Fund’s assets at least quarterly; however, it may rebalance the assets at any time that, in Wilshire’s judgment, a rebalance is necessary, particularly if movements in the market and portfolio activity shift the Fund near the permissible allocation ranges.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

2

Large-capitalization company risk — Large-capitalization companies tend to be less volatile than companies with smaller market capitalizations. This potentially lower risk means that the Fund’s share price may not rise as much as the share prices of funds that focus on smaller-capitalization companies.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Investment company securities risk — The risk that when a fund invests in another investment company, shareholders of the fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the fund’s fees and expenses, which could result in the duplication of certain fees.  Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its investments in underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

Equity funds risk. The Fund invests in underlying equity funds that are subject to market risk.  Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk. The Fund invests in underlying fixed income funds that are subject to fixed income risk.  Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Bank system (FHLB), are not backed by the “faith and credit” of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the US Treasury.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document

3

Fund summary

relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Wilshire Global Allocation Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.  You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

The returns presented below for the Fund prior to February 26, 2018 reflect the performance of the Waddell & Reed Advisors Wilshire Global Allocation Fund (the “Global Allocation Predecessor Fund” or “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund prior to February 26, 2018 as the result of a reorganization in which the Fund acquired all of the assets and liabilities of the Predecessor Fund (the “Reorganization”). As part of the Reorganization, Class Y shares of the Predecessor Fund were reorganized into Class I shares of the Fund. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.

The chart and table below provide some indication of the risks of investing in the Predecessor Fund prior to February 26, 2018, and in the Fund beginning on February 26, 2018.

Effective May 18, 2017, the name of the Predecessor Fund changed from Waddell & Reed Advisors Asset Strategy Fund to Waddell & Reed Advisors Wilshire Global Allocation Fund, and the Predecessor Fund changed its investment strategy to operate as a “fund of funds.” The Predecessor Fund’s performance prior to that date reflects the Predecessor Fund’s former strategy; its performance may have differed if the Fund’s current strategy had been in place.

Calendar year-by-year total return (Class A)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	25.25%	-5.27%	-8.22%	-2.7%	15.92%	-7.58%	18.16%	10.88%	11.26%	-14.51%

As of September 30, 2023, the Fund’s Class A shares had a calendar year-to-date return of 3.55%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.12% for the quarter ended June 30, 2020, and its lowest quarterly return was -17.56% for the quarter ended March 31, 2020.    The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

4

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years or lifetime
Class A return before taxes	-19.40%	1.66%	2.92%
Class A return after taxes on distributions	-21.40%	-0.19%	0.53%
Class A return after taxes on distributions and sale of Fund shares	-10.42%	0.89%	1.36%
Class C return before taxes	-16.02%	2.03%	2.86%
Class I return before taxes	-14.26%	3.17%	3.83%
Class R6 return before taxes (lifetime: 2/26/18-12/31/22)	-14.29%	-	2.84%
65% MSCI ACWI Index + 35% Bloomberg Multiverse Index (USD Hedged) (reflects no deduction for fees, expenses or taxes) (reflects invested dividends net of withholding taxes)	-15.68%	3.83%	6.00%
MSCI ACWI Index (reflects no deduction for fees, expenses, or taxes) (reflects invested dividends net of withholding taxes)	-18.36%	5.23%	7.98%
Bloomberg Multiverse Index (USD Hedged) (reflects no deduction for fees, expenses, or taxes)	-11.17%	0.42%	1.81%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

5

Fund summary

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor

Wilshire Advisors LLC (Wilshire)

Portfolio managers	Title with Wilshire	Start date on the Fund
Nathan Palmer, CFA	Managing Director	January 2018
Anthony Wicklund, CFA, CAIA	Managing Director	January 2018

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class I and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

How we manage the Fund

Our principal investment strategies

The Fund is a “fund-of-funds” that seeks to achieve its objective primarily by allocating its assets among a diverse group of affiliated equity and fixed-income mutual funds.

The Fund invests primarily in mutual funds that are series of Delaware Funds. Each Underlying Affiliated Fund, in turn, invests in a portfolio of securities from one or more of the following asset classes: domestic equity securities, foreign equity securities (from issuers in both developed and emerging markets) and bonds (both investment grade and high yield (junk bonds)) issued by domestic and foreign corporations and governments. The Fund invests in Underlying Affiliated Funds that utilize a variety of growth or income investment strategies to seek to achieve their respective objectives. The Underlying Affiliated Funds of Delaware Funds are managed by the Manager.

At times, the Fund also may purchase shares of funds that are not affiliated with Delaware Funds, including shares of exchange-traded funds (ETFs); however, the Fund anticipates that investments in such unaffiliated funds will be minimal.

Under normal circumstances, the Fund's “policy” asset mix is 65% invested in equities and 35% invested in fixed-income. However, at any given time, the Fund's permissible ranges are 45% to 85% invested in equities and 15% to 55% invested in fixed-income.

Wilshire allocates certain of the Fund's assets among the Underlying Affiliated Funds using a methodology designed to provide exposure to a broad array of asset classes and investment strategies. Within the permissible ranges, Wilshire establishes a “target” allocation for each asset class based on each Underlying Affiliated Funds' investment style and dynamically allocates and repositions the amount of the Fund's assets invested in the Underlying Affiliated Funds over time based upon market and economic conditions.

Through its investments in the Underlying Affiliated Funds, the Fund will invest, under normal circumstances, at least 40% of its assets in foreign investments.

The Manager develops the universe of Underlying Affiliated Funds that Wilshire may consider when making allocation decisions. Wilshire monitors the Fund's holdings and cash flow and, in general, manages the Fund's holdings as needed in order to maintain the Fund's target allocations. Wilshire does not intend to trade actively among the Underlying Affiliated Funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, Wilshire may change target allocations within the permissible ranges at any time. Wilshire may modify the above-specified target asset allocations for the Fund and also may modify, from time to time, the Underlying Affiliated Funds selected for the Fund. In addition, from time to time Wilshire or market movements (or a combination of both) may cause the Fund's investment to temporarily vary from its target percentage. Wilshire will consider rebalancing the Fund's assets at least quarterly; however, it may rebalance the assets at any time that, in Wilshire's judgment, a rebalance is necessary, particularly if movements in the market and portfolio activity shift the Fund near the permissible allocation ranges.

Additional Investment Considerations

The objective and investment policies of the Fund may be changed by the Board without a vote of the Fund's shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI. Shareholders, however, will be given prior written notice, typically at least 60 days in advance, of any material change in the Fund's objective.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market and may be overweight or underweight sectors as compared to its benchmark index.

To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to developments that significantly affect those sectors. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Performance also will depend on the Manager's skill or that of the Fund's investment sub-advisor, as applicable (hereinafter referred to collectively as the Manager), in selecting investments. As with any mutual fund, you could lose money on your investment. There is no guarantee that the Fund will achieve its objective.

The Fund may actively trade securities in seeking to achieve its objective. Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund's market capitalization target of the securities in the Fund's holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that the Fund must distribute for federal tax purposes, the distribution of which would increase your taxable income.

The Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Manager may invest a portion of the Fund's assets in cash or cash equivalents if the Manager is unable to identify and acquire a sufficient number of securities that meet its selection criteria for implementing the Fund's investment objective, strategies and policies, or for other reasons.

7

How we manage the Fund

The securities in which the Fund typically invests

Please see the Fund's SAI for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Investment company securities

Any investments in investment company securities, including exchange-traded funds (“ETFs”), will be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules thereunder, and would involve a payment of the pro rata portion of their expenses, including advisory fees, of such other investment companies. Under the current 1940 Act limitations, a fund generally may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of a fund's total assets in the shares of any one investment company; or (iii) invest more than 10% of a fund's total assets in shares of other investment companies unless any rules, regulations or no-action or exemptive relief under the 1940 Act permit a fund's investments to exceed such limits. These percentage limitations also apply to a fund's investment in an unregistered investment company.

Derivatives instruments

The Fund may invest in options, futures contracts and other derivatives instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of the Fund's authorized investments and strategies, such as derivatives instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much the Fund invests or uses these strategies, these special risks may become significant and thus affect the performance of the Fund.

Mortgage-backed and asset-backed securities

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that the Fund invests in securities that are backed by pools of mortgage loans, the risk to that Fund may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Other investment strategies

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its total assets.

Purchasing securities on a when-issued or delayed-delivery basis

The Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date).

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund's investment objectives. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objectives.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal and non-principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Principal Risks. An investment in the Fund is subject to various risks, including the following:

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Market risk

Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund's holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that recent policy changes by the US government and the Federal Reserve could cause increased volatility in financial markets.

The value of assets or income from the Fund's investments may be adversely affected by inflation or changes in the market's expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Foreign risk

Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the US markets and that could affect the Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the US. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of the Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

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How we manage the Fund

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivatives instruments, may be halted. In the event that the Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

To the extent that the Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, the Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent the Fund does so, it may face more risks than mutual funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region's exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on the Fund or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

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North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, the United States-Mexico-Canada Agreement, that took effect in 2020, amends aspects of NAFTA, and such changes may have a significant negative impact on a country's economy and, consequently, the value of securities held by the Fund. In addition, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund when investing in this region.

Emerging markets risk

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that the Fund fair value its holdings in those countries.

Large-capitalization company risk

Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Currency risk

Foreign securities may be denominated in foreign currencies. The value of the Fund's investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. The Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Small- and mid-market capitalization company risk

Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

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How we manage the Fund

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

High yield (junk bond) risk

In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund's returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Investment company securities risk

The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in the duplication of certain fees, including management and administrative fees.

The Fund may invest in ETFs. Since many ETFs are a type of investment company, the Fund's purchase of shares of such ETFs are subject to many of the same risks as the Fund's investments in other investment companies. Unlike conventional funds, which are not exchange-traded, ETFs are listed on an exchange and therefore may be subject to additional risks. For example, the price of an ETF can fluctuate, and its market price may trade at a discount or premium to its NAV. In addition, an ETF's shares may be subject to trading halts.

Fund of funds risk

The Fund is a “fund of funds,” which means that it invests substantially all of its assets in a number of Underlying Affiliated Funds within the Delaware Funds, rather than investing directly in stocks, bonds and other instruments. The ability of the Fund to meet its investment objective is directly related to its target allocations among the Underlying Affiliated Funds and the ability of those funds to meet their investment objectives. The Fund's share price will likely change daily based on the performance of the Underlying Affiliated Funds in which it invests. In general, the Fund is subject to the same risks as those of the Underlying Affiliated Funds it holds. The Manager has the authority to select and replace Underlying Affiliated Funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the Underlying Affiliated Funds and the advisory fees paid by some of those funds are higher than fees paid by other Underlying Affiliated Funds. It is important to note, however, that the Manager has a fiduciary duty to the Fund and must act in the Fund's best interests.

Equity funds risk. The Fund invests in equity funds, for which a principal risk is market risk, the chance that stock prices overall will decline over short or even long periods of time. This includes the risk that returns from the stock market segments in which the Fund is most heavily indirectly invested may underperform other asset classes, other market segments or the overall stock market. The values of certain types of stocks, such as stocks of small-capitalization companies and foreign companies, may fluctuate more widely than others. The prices of small-capitalization company stocks may be based, in part, on future expectations rather than current achievements.

Bond funds risk. A portion of the Fund's assets may be invested in funds that have exposure to bonds and other fixed-income securities. The principal risks that may be encountered by such investments are: bond prices overall may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); and a fixed-income security issuer may repay a higher yielding bond before its maturity date during periods of falling interest rates (reinvestment risk). Interest rate changes are influenced by a number of factors, such as government policy, monetary

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policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

US government securities risk

Certain US government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of Treasury bills with comparable maturities.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk

The Manager applies the Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective. There can be no guarantee that its decisions will produce the desired results, and securities selected by the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause the Fund's shares to lose value or may cause the Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in the Fund may be subject to other, non-principal risks, including the following:

Sector risk

At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than mutual funds that invest more broadly.

13

How we manage the Fund

Real estate industry risk

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

Reinvestment risk

Income from the Fund's debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund's portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, the Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's investment income.

Redemption risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance.

Disclosure of portfolio holdings information

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

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Who manages the Fund

Investment manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Fund's investment manager. Together, the Manager and the other subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of June 30, 2023, approximately $183.5 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services.

For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of 0.03% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's semiannual report to shareholders for the period ended December 31, 2022.

Sub-advisor

Wilshire Advisors LLC

Wilshire Advisors LLC (Wilshire), a registered investment adviser located at 1299 Ocean Avenue #600, Santa Monica, California 90401, serves as the investment sub-advisor to, and as such provides investment advice to, and generally conducts the investment management program for the Fund pursuant to an agreement with the Manager. Founded in 1972, Wilshire advises on over $1.3 trillion in assets and manages $88 billion in assets, as of June 30, 2023.

A discussion of the basis for the Board's approval of the sub-advisory contract is available in the Fund's semiannual report to shareholders for the period ended December 31, 2022.

Portfolio managers

Nathan Palmer and Anthony Wicklund of Wilshire are primarily responsible for the day-to-day portfolio management of the Fund. Each portfolio manager has managed the Fund since January 2018 and, prior to that, had managed the Predecessor Fund since May 2017.

Nathan Palmer, CFA Managing Director
Nathan Palmer is a managing director of Wilshire and heads Wilshire's portfolio management group. Mr. Palmer has more than 20 years of industry experience and is responsible for creating multi-asset class, multi-manager investment solutions for financial intermediary clients. He is a voting member of Wilshire's Investment Committee. Prior to joining Wilshire, Mr. Palmer provided investment advice to endowment, foundation, and family office clients at Convergent Wealth Advisors. Previously, he managed the public market investment portfolios for the endowment at the California Institute of Technology and for the defined benefit and defined contribution retirement assets at Intel Corporation. Mr. Palmer began his career as a securities analyst in New York, where he published equity research on the technology, media, and telecom industries.

Mr. Palmer graduated Phi Beta Kappa and cum laude from the University of Washington with a BA in business administration. He holds an MBA with High Distinction from the Stern School of Business, New York University, graduating as an Armando John Garville Memorial Scholar. Mr. Palmer holds the Chartered Financial Analyst designation and is an active member of the CFA Institute and the CFA Society of Los Angeles.

Anthony Wicklund, CFA, CAIA Managing Director
Tony Wicklund is a managing director of Wilshire and a portfolio manager. Mr. Wicklund has over 20 years of industry experience and is a portfolio manager for multi-manager, multi-asset class portfolios, including target-risk, target-date, and alternative investment portfolios for a range of financial intermediary clients. He is also a voting member of Wilshire's Investment Committee. Prior to joining Wilshire in 2013, Mr. Wicklund was the Director of Risk Management at Convergent Wealth Advisors, where he led the firm's investment risk management and operational due diligence efforts. Additionally, he served as chairman of the firm's Risk Management Oversight Committee and was a voting member of the Investment Committee. Mr. Wicklund also developed extensive experience researching alternatives investment strategies and investment managers and building customized investment portfolios for Convergent Wealth Advisor clients.

Mr. Wicklund earned his BS in business administration, with a concentration in finance from the University of Oregon. He also holds an MBA from the Marshall School of Business, University of Southern California, with a concentration in investments and financial markets. Mr. Wicklund holds the Chartered Financial Analyst and Chartered Alternative Investment Analyst designations and is a member of the CFA Society of Los Angeles.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

15

Who manages the Fund

Manager of managers structure

The Fund and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Fund's Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund's sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

The Fund and the Manager also have an exemptive order from the SEC that allows the approval of a new sub-advisor to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. If a new unaffiliated sub-advisor is hired for the Fund, shareholders will receive information about the new sub-advisor within 90 days of the change.

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Who's who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the fund's service providers.

Investment manager and sub-advisor: An investment manager is a company with overall responsibility for the management of a fund's assets. A sub-advisor is a company generally responsible for the day-to-day management of the fund's assets or some portion thereof. The sub-advisor is selected and supervised by the investment manager. The investment manager or the sub-advisor, as the case may be, is responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers. Accounting services agents provide services such as calculating a fund's net asset value (NAV) and providing financial reporting information for the fund.

Custodian: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund's assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund's management contract and changes to fundamental investment policies.

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About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial professional (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Delaware Funds website at delawarefunds.com. Additional information on sales charges can be found in the SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise offered by the financial intermediary. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class A and Class C shares have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Certain existing investors or programs sponsored by certain intermediaries that were eligible under prior eligibility requirements may continue to invest in a particular share class.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from the Fund's share class eligibility standards. In certain cases, this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund and the Distributor are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class A
•
Class A shares have an upfront sales charge that is noted in the Class A sales charges table below.

•
If you invest the amounts noted in the Class A sales charges table below, your front-end sales charge will be reduced.

•
You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

•
Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See “Dealer compensation” below for further information.

•
Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

•
Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class I and Class R6 shares.

•
In addition, you may have received Class A shares as the result of a merger or reorganization of a predecessor fund.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places

18

using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment. The ongoing expenses of Class A shares are lower than those for Class C shares and typically higher than those for Class I shares.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C
•
Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•
In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

•
Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•
For approximately eight years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•
Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately eight years after you buy Class C shares. Conversion may occur as late as one month after the eighth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund's SAI for more details on this automatic conversion feature.

•
You may purchase only up to $1 million of Class C shares at any one time. Orders that equal or exceed $1 million will be rejected.

•
Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class I, and Class R6 shares.

•
Class C shares with no financial intermediary will be converted to Class A shares at NAV within a certain time frame after a financial intermediary resigns, as determined by the Manager. Additionally, investors may only open an account to purchase Class C shares if they have appointed a financial intermediary.

Calculation of contingent deferred sales charges — Class C
 CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

Class I
•
Class I shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund.

•
Class I shares are not subject to a CDSC.

•
Class I shares do not assess a 12b-1 fee.

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About your account

•
Class I shares are available for purchase only by the following:

○
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

○
tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

○
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Class I shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

○
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Class I shares (use of the Class I shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

○
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Class I shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class I shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Class I shares through a no-commission network or platform;

○
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Class I shares in such programs;

○
exchanges from the Institutional Class shares of Delaware Investments Ultrashort Fund;

○
private investment vehicles, including, but not limited to, foundations and endowments; or

○
current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager's affiliates, or any predecessor fund to a Delaware Fund, provided that such shares are either held in an account opened directly with the Fund or are held through an account with a financial intermediary that permits the purchase of such shares. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing individuals identified in this paragraph may also purchase Class I shares subject to the same account requirements.

•
In addition, you may have received Class I shares as the result of a merger or reorganization of a predecessor fund.

•
A shareholder transacting in Class I shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Class R6
•
Class R6 shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R6 shares are not subject to a CDSC.

•
Class R6 shares do not assess a 12b-1 fee.

•
Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.

•
Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, the Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.

•
Class R6 shares are also available for purchase through certain programs, platforms, or accounts that are maintained or sponsored by financial intermediary firms (including but not limited to, brokers, dealers, banks, trust companies, or entities performing trading/clearing functions), provided that the financial intermediary firm has entered into an agreement with the Distributor (or its affiliates) related to Class R6 for such programs, platforms or accounts.

•
Class R6 shares are also generally available for purchase by or through funds (including mutual funds registered under the 1940 Act and collective trusts) of funds.

•
In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in the Fund's Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must open accounts in Class R6 shares directly in their names.

•
Class R6 shares may not be available through certain financial intermediaries.

•
In addition, you may have received Class R6 shares as the result of a merger or reorganization of a predecessor fund.

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The Fund reserves the right to modify or waive the above policies at any time without prior notice to shareholders.

Dealer compensation

The financial intermediary who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Class I shares and Class R6 shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

	Class A1	Class C2
Commission (%)	--	1.00%
Investment less than $50,000	5.00%	--
$50,000 but less than $100,000	4.00%	--
$100,000 but less than $250,000	3.00%	--
$250,000 but less than $500,000	2.00%	--
$500,000 but less than $1 million	1.60%	--
$1 million but less than $5 million	1.00%	--
$5 million but less than $25 million	0.50%	--
$25 million or more	0.25%	--
12b-1 fee to dealer	0.25%	1.00%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. On sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year's 12b-1 fee of up to 0.25%. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately eight years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of the Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries' consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Delaware Funds), the Fund's advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. For Class R6 shares, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub-transfer agent/recordkeeping payments).

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual

21

About your account

fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of the Fund's shares. The Manager or its affiliates may benefit from the Distributor's or its affiliates' payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund's shares.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Fund's transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus and to the SAI for detailed information and eligibility requirements. Please note that your financial intermediary's policies may differ. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Fund's transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Class I and Class R6 shares have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in Delaware Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in the SAI). Delaware Funds do not accept retroactive letters of intent.

Upon your request, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your dealer, the Distributor or BNY Mellon at the time of purchase. You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note that depending on the financial intermediary holding your account, this policy may differ from those described in this Prospectus.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares

Up to 90 days after you redeem shares, you can reinvest the proceeds without paying a sales charge. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information.

Class A	Class C
Available.	Not available.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

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Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. Certain existing investors or programs sponsored by certain intermediaries that were eligible to purchase Class A shares of the Fund at NAV may continue to be eligible to purchase Class A shares at NAV. The Fund reserves the right to modify or terminate these arrangements at any time.

•
Shares purchased under the Delaware Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 90-day reinvestment privilege.

•
Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager's current affiliates and those that may in the future be created, or any predecessor fund to a Delaware Fund, including the funds formerly advised by Foresters Investment Management Company, Inc., Ivy Investment Management Company, Waddell & Reed, or any other fund families acquired or merged into the Delaware Funds; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer's agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

•
Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Funds.

•
Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

•
Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

•
Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

•
Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase Class I shares, if applicable.

•
Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.

•
Purchases by certain legacy bank-sponsored retirement plans and certain legacy retirement assets that meet requirements set forth in the SAI.

•
Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

•
Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

•
Purchases by certain participants of particular group retirement plans as described in the SAI.

•
Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund's eligibility requirements set by the predecessor fund's company.

•
Investments made into an account with no financial intermediary or no longer associated with a financial intermediary may invest in Class A shares without a sales charge.

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About your account

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Class I and Class R6 shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs. Your financial intermediary may offer waivers for certain account types or programs that may be different than what is noted below. See the “Broker-defined sales charge waiver policies” section or contact your financial intermediary for information on program availability.

CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:

•
Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

•
Redemptions that result from the right to liquidate a shareholder's account: Redemptions that result from the right to liquidate a shareholder's account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

•
Section 401(a) qualified retirement plan distributions: Distributions to participants or beneficiaries from a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

•
Section 401(a) qualified retirement plan redemptions: Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

•
Periodic distributions or systematic withdrawals from a retirement account or qualified plan: Periodic distributions or systematic withdrawals from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

•
Returns of excess contributions due to any regulatory limit: Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

•
Distributions by other employee benefit plans: Distributions by other employee benefit plans to pay benefits.

•
Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

•
Redemptions by certain legacy retirement assets: Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI, as applicable.

•
Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

1 Qualified plans that are fully redeemed at the direction of the plan's fiduciary may be subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain existing investors or programs sponsored by certain intermediaries that were eligible for waivers of CDSCs may continue to be eligible for those waivers of CDSCs.

How to buy shares

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie® Service Center

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Funds by Macquarie at P.O. Box 534437, Pittsburgh, PA 15253-4437 for investments by regular mail or Delaware Funds by Macquarie Service Center, Attention:

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534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, deposits in the mail or with such services or receipt at the Fund's post office box, of purchase orders, do not constitute receipt by the Fund or its agent. Please note that the Fund reserves the right to reject any purchase.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Through automated shareholder services

You may purchase or exchange shares through our automated telephone service (for Class A and Class C shares only), or through our website, delawarefunds.com (for Class A and Class C shares only). For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm ET), you will pay that day's closing Fund share price, which is based on the Fund's NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will pay that day's closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day's closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm ET). The Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, the Fund's closing share price would still be determined as of that day's regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

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About your account

The Fund anticipates using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00pm ET or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has designated the Manager as the valuation designee, and delegated responsibility for valuing the Fund's assets to the Manager and its Pricing Committee, which operates under the policies and procedures approved by the Board and is subject to the Board's oversight. The Manager, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing vendors and services. The Manager has a Pricing Committee to assist with its designated responsibilities as valuation designee.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Delaware Funds by Macquarie® Service Center at 800 523-1918.

Document delivery

To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund's financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts

Please note that if your account is deemed to be unclaimed or abandoned under applicable state law, the Fund may be required to transfer (or “escheat”) the assets in that account to the appropriate state. Some states may sell escheated shares, in which case a shareholder may only be able to recover the amount received when the shares were sold. For shareholders that invest through retirement accounts, the escheatment will be treated as a taxable distribution and federal and any applicable state income tax may be withheld. The Fund, its Board, and the Fund's transfer agent will not be liable to shareholders for good faith compliance with state unclaimed or abandoned property laws. To avoid these outcomes and protect their property, shareholders that invest in the Fund through an account held directly with the Fund's transfer agent are encouraged to routinely confirm that the mailing address on their account is current and valid and contact the transfer agent at least once a year by mail, by phone at 800 523-1918, or by logging into their account.

How to redeem shares

Under normal circumstances, the Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Fund may use lines of credit to meet redemption requests.

Availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm ET), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will receive that day's closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your

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shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to the Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie® Service Center

By mail

You may redeem your shares by mail by writing to: Delaware Funds by Macquarie at P.O. Box 534437, Pittsburgh, PA 15253-4437 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Fund's post office box, of redemption requests, do not constitute receipt by the Fund or the transfer agent.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

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By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

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By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

•
By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services

You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Redemptions-in-kind

The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

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About your account

Low balance accounts

For Class A and Class C shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Class I and Class R6 shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days' written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days' written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, the Fund still reserves the right to liquidate the account.

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

Online account access

Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery

With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund's prospectus

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and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager's judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. Please note that depending on the financial intermediary holding your account, this policy may be unavailable or differ from those described in this Prospectus.

On demand service

The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Asset Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Asset Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Right to discontinue offering shares and/or to merge or liquidate a share class

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time and/or to merge or liquidate a share class, such as in response to shareholder redemptions of substantially or all shares in a class.

Frequent trading of Fund shares (market timing and disruptive trading)

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing and disruptive trading. The Fund will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund's shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund considers short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Fund will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be

29

About your account

selectively applied, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. While the Fund will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm ET or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund's NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund's monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Fund's ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Fund's frequent trading policy with respect to an omnibus account, the Fund's transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Fund's transfer agent believes the intermediary's procedures are reasonably designed to enforce the Fund's frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Fund's transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. There is no assurance that the information received by the Fund from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Fund's transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary's ability to transact in Fund shares, or restrict individual trading activity as applicable.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In

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particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. Usually, the Fund distributes net investment income quarterly in March, June, September and December.

The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Your statement will show the exempt-interest dividends you received and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivative contracts may accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Fund is required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund's default method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial intermediary or other broker), please contact that representative with respect to

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About your account

reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at delawarefunds.com as the information becomes available.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

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Certain management considerations

Investments by fund of funds and similar investment vehicles

The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Code. Asset allocation models include the Delaware Funds by Macquarie® Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

33

Financial highlights

The financial highlights tables are intended to help you understand the financial performance of the Fund for the past five years. On April 30, 2021, Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited's US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the Fund's prior investment manager. The performance shown from before April 30, 2021 is from the Fund's prior investment manager. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended June 30, 2023, June 30, 2022 and June 30, 2021 have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918. For the fiscal years ended prior to June 30, 2021, the Fund's prior independent registered public accounting firm audited the Fund's financial statements.

Delaware Ivy Wilshire Global Allocation Fund

	Year ended
Class A shares	6/30/23	6/30/22	6/30/21	6/30/20	6/30/19
Net asset value, beginning of period	$7.73	$9.71	$7.84	$8.11	$8.48
Income (loss) from investment operations:
Net investment income[1]	0.13	0.14	0.15	0.17	0.15
Net realized and unrealized gain (loss)	0.57	(1.48)	1.99	(0.07)	0.08
Total from investment operations	0.70	(1.34)	2.14	0.10	0.23
Less dividends and distributions from:
Net investment income	(0.16)	(0.27)	(0.15)	(0.18)	(0.17)
Net realized gain	(0.62)	(0.37)	(0.12)	(0.19)	(0.43)
Total dividends and distributions	(0.78)	(0.64)	(0.27)	(0.37)	(0.60)
Net asset value, end of period	$7.65	$7.73	$9.71	$7.84	$8.11
Total return[2]	9.76%	(14.78% )	27.59%	0.95%	3.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$458,906	$540,381	$756 [3]	$686 [3]	$820 [3]
Ratio of expenses to average net assets[4]	0.49%	0.38%	0.32% [5]	0.38%	0.40%
Ratio of expenses to average net assets prior to fees waived[4]	0.52%	0.51%	0.35%	0.42%	0.44%
Ratio of net investment income to average net assets	1.75%	1.53%	1.65%	2.12%	1.89%
Ratio of net investment income to average net assets prior to fees waived	1.72%	1.40%	1.62%	2.08%	1.85%
Portfolio turnover	48%	28%	20%	33%	36%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Expense ratio excluding litigation expenses reimbursement was 0.38%.

34

Delaware Ivy Wilshire Global Allocation Fund

	Year ended
Class C shares	6/30/23	6/30/22	6/30/21	6/30/20	6/30/19
Net asset value, beginning of period	$7.24	$9.12	$7.39	$7.68	$8.04
Income (loss) from investment operations:
Net investment income[1]	0.08	0.06	0.08	0.10	0.08
Net realized and unrealized gain (loss)	0.51	(1.37)	1.86	(0.08)	0.09
Total from investment operations	0.59	(1.31)	1.94	0.02	0.17
Less dividends and distributions from:
Net investment income	(0.07)	(0.20)	(0.09)	(0.12)	(0.10)
Net realized gain	(0.62)	(0.37)	(0.12)	(0.19)	(0.43)
Total dividends and distributions	(0.69)	(0.57)	(0.21)	(0.31)	(0.53)
Net asset value, end of period	$7.14	$7.24	$9.12	$7.39	$7.68
Total return[2]	8.84%	(15.33% )	26.45%	0.02%	2.91%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,189	$4,056	$7 [3]	$8 [3]	$11 [3]
Ratio of expenses to average net assets[4]	1.29%	1.21%	1.13% [5]	1.20%	1.19%
Ratio of expenses to average net assets prior to fees waived[4]	1.33%	1.26%	1.16%	1.23%	1.21%
Ratio of net investment income to average net assets	1.12%	0.70%	0.96%	1.32%	1.07%
Ratio of net investment income to average net assets prior to fees waived	1.08%	0.65%	0.93%	1.29%	1.05%
Portfolio turnover	48%	28%	20%	33%	36%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Expense ratio excluding litigation expenses reimbursement was 1.19%.

35

Financial highlights

Delaware Ivy Wilshire Global Allocation Fund

	Year ended
Class I shares	6/30/23	6/30/22	6/30/21	6/30/20	6/30/19
Net asset value, beginning of period	$7.85	$9.85	$7.94	$8.22	$8.58
Income (loss) from investment operations:
Net investment income[1]	0.16	0.17	0.18	0.20	0.18
Net realized and unrealized gain (loss)	0.57	(1.50)	2.02	(0.09)	0.09
Total from investment operations	0.73	(1.33)	2.20	0.11	0.27
Less dividends and distributions from:
Net investment income	(0.19)	(0.30)	(0.17)	(0.20)	(0.20)
Net realized gain	(0.62)	(0.37)	(0.12)	(0.19)	(0.43)
Total dividends and distributions	(0.81)	(0.67)	(0.29)	(0.39)	(0.63)
Net asset value, end of period	$7.77	$7.85	$9.85	$7.94	$8.22
Total return[2]	10.04%	(14.51% )	28.09%	1.13%	3.98%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$140,014	$204,367	$371 [3]	$339 [3]	$426 [3]
Ratio of expenses to average net assets[4]	0.19%	0.08%	0.03% [5]	0.07%	0.07%
Ratio of expenses to average net assets prior to fees waived[4]	0.22%	0.13%	0.06%	0.12%	0.12%
Ratio of net investment income to average net assets	2.00%	1.86%	1.95%	2.42%	2.22%
Ratio of net investment income to average net assets prior to fees waived	1.97%	1.81%	1.92%	2.37%	2.17%
Portfolio turnover	48%	28%	20%	33%	36%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Expense ratio excluding litigation expenses reimbursement was 0.08%.

36

Delaware Ivy Wilshire Global Allocation Fund

	Year ended
Class R6 shares	6/30/23	6/30/22	6/30/21	6/30/20	6/30/19
Net asset value, beginning of period	$7.75	$9.72	$7.84	$8.12	$8.48
Income (loss) from investment operations:
Net investment income[1]	0.18	0.16	0.18	0.19	0.18
Net realized and unrealized gain (loss)	0.54	(1.46)	1.99	(0.08)	0.08
Total from investment operations	0.72	(1.30)	2.17	0.11	0.26
Less dividends and distributions from:
Net investment income	(0.19)	(0.30)	(0.17)	(0.20)	(0.19)
Net realized gain	(0.62)	(0.37)	(0.12)	(0.19)	(0.43)
Total dividends and distributions	(0.81)	(0.67)	(0.29)	(0.39)	(0.62)
Net asset value, end of period	$7.66	$7.75	$9.72	$7.84	$8.12
Total return[2]	10.12%	(14.39% )	28.06%	1.14%	3.95%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$68	$52	$— [3,4]	$— [3,4]	$— [3,4]
Ratio of expenses to average net assets[5]	0.18%	0.08%	0.02%	0.07%	0.07%
Ratio of expenses to average net assets prior to fees waived[5]	0.20%	0.11%	0.05%	0.10%	0.09%
Ratio of net investment income to average net assets	2.39%	1.76%	2.04%	2.42%	2.25%
Ratio of net investment income to average net assets prior to fees waived	2.37%	1.73%	2.01%	2.39%	2.23%
Portfolio turnover	48%	28%	20%	33%	36%

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Net assets reported in millions.
[4]	Rounds to less than $500 thousands.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

37

Financial highlights

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

38

Broker-Defined Sales Charge Waiver Policies

From time to time, shareholders purchasing Fund shares through a brokerage platform or account may be eligible for sales charge waivers (front-end sales load or CDSC) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase the Fund's shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled About Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes.

CDSC Waivers on Class C Shares

—Death or disability of the shareholder.

—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—Return of excess contributions from an IRA Account.

—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

—Shares sold to pay certain brokerage fees initiated by the broker.

—Shares acquired through a right of reinstatement.

—Shares held in retirement accounts, that are exchanged for a lower cost share class due to transfer to certain other types of accounts or platforms where the financial intermediary has entered into an agreement with the Distributor (or its affiliates).

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers for Class A Shares Available at Merrill Lynch

—Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

—Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

—Shares purchased through a Merrill Lynch affiliated investment advisory program.

—Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

—Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.

—Shares of Delaware Funds purchased through the Merrill Edge Self-Directed platform (if applicable).

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds).

—Shares exchanged from Class C (that is, level-load) shares of the same Fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

—Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

—Trustees of the Trust and employees of the Manager or any of its affiliates, as described in this Prospectus.

—Eligible shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (that is, systematic purchases and withdrawals) and purchase made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement.

CDSC Waivers on Class A and C Shares Available at Merrill Lynch

—Death or disability of the shareholder.

—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—Return of excess contributions from an IRA Account.

39

—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

—Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

—Shares acquired through a right of reinstatement.

—Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms.

—Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation, and Letters of Intent

—Breakpoints as described in this Prospectus.

—Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this Prospectus will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible Delaware Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management

—Employer-sponsored retirement plans (e.g. 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

—Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.

—Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

—Shares purchased through a Morgan Stanley self-directed brokerage account.

—Class C (that is, level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

—Shares purchased from the proceeds of redemptions within Delaware Funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

—Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds).

—Shares exchanged from Class C shares of the same Fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following such shorter period, that waiver will apply.

—Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

40

—Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

—Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (that is, Rights of Reinstatement).

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and Each Entity's Affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James

—Shares purchased in an investment advisory program.

—Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

—Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

—Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

—A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares Available at Raymond James

—Death or disability of the shareholder.

—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—Return of excess contributions from an IRA Account.

—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

—Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

—Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

—Breakpoints as described in this Prospectus.

—Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

—Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. (“Edward Jones”):

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Prospectus or the SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Delaware Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance.

41

Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

—Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this Prospectus.

Rights of Accumulation (“ROA”)

—The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Delaware Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Delaware Funds assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

—The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

—ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

—Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Delaware Funds assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

—If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers:

Sales charges are waived for the following shareholders and in the following situations:

—Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

—Shares purchased in an Edward Jones fee-based program.

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

—Shares purchased from the proceeds of redeemed shares of the same Delaware Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

—Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.

—Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers:

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

—The death or disability of the shareholder.

—Systematic withdrawals with up to 10% per year of the account value.

—Return of excess contributions from an Individual Retirement Account (IRA).

—Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

42

—Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

—Shares exchanged in an Edward Jones fee-based program.

—Shares acquired through NAV reinstatement.

—Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

—Initial purchase minimum: $250

—Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

—A fee-based account held on an Edward Jones platform.

—A 529 account held on an Edward Jones platform.

—An account with an active systematic investment plan or LOI.

Exchanging Share Classes

—At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott, LLC (“Janney”):

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge* Waivers on Class A Shares Available at Janney

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

—Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

—Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

—Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

—Shares acquired through a right of reinstatement.

—Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.

CDSC Waivers on Class A and C Shares Available at Janney

—Shares sold upon the death or disability of the shareholder.

—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—Shares purchased in connection with a return of excess contributions from an IRA account.

—Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

—Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

—Shares acquired through a right of reinstatement.

43

—Shares exchanged into the same share class of a different fund.

Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent

—Breakpoints as described in this Prospectus.

—Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.

*Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Load Waivers on Class A Shares Available at OPCO

—Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

—Shares purchased by or through a 529 Plan.

—Shares purchased through a OPCO affiliated investment advisory program.

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

—Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

—A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.

—Employees and registered representatives of OPCO or its affiliates and their family members.

—Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus.

CDSC Waivers on A and C Shares Available at OPCO

—Death or disability of the shareholder.

—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—Return of excess contributions from an IRA Account.

—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

—Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.

—Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

—Breakpoints as described in this Prospectus.

—Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Incorporated (“Baird”):

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

44

Front-End Sales Charge Waivers on Class A Shares Available at Baird

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

—Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

—Shares purchase from the proceeds of redemptions from another Delaware Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

—A shareholder in the Fund's Class C shares will have their share converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

—Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C Shares Available at Baird

—Shares sold due to death or disability of the shareholder.

—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—Shares bought due to returns of excess contributions from an IRA Account.

—Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

—Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

—Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

—Breakpoints as described in this Prospectus.

—Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Baird. Eligible Delaware Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

—Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Delaware Funds through Baird, over a 13-month period of time.

J.P. Morgan Securities LLC:

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at J.P. Morgan Securities LLC

—Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC's share class exchange policy.

—Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

—Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

—Shares purchased through rights of reinstatement.

—Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

—Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A Share Conversion

—A shareholder in the fund's Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC's policies and procedures.

45

CDSC Waivers on Class A and C Shares Available at J.P. Morgan Securities LLC

—Shares sold upon the death or disability of the shareholder.

—Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—Shares purchased in connection with a return of excess contributions from an IRA account.

—Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

—Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent

—Breakpoints as described in this Prospectus.

—Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in this Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

—Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

46

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the expenses of the Fund (see note following these charts), including investment advisory fees and other Fund costs, on the Fund's assumed returns over a ten-year period. Each chart shows the estimated cumulative expenses that would be incurred in respect of a Hypothetical Investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Fund's annual expense ratio stays the same throughout the ten-year period (except for Class C shares, which convert to Class A shares after you have held them for eight years and except for any contractual expense waivers currently in place) and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the Fees and Expenses table of this Prospectus regarding the Fund. The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the Hypothetical Expenses column. The Hypothetical Investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (e.g., CDSC). If redemption charges, if any, were reflected, the amounts shown in the Hypothetical Expenses column would be higher, and the amounts shown in the Hypothetical Ending Investment column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Delaware Ivy Wilshire Global Allocation Fund - Class A
Average expense ratio: 1.23% Maximum front-end sales charge: 5.75%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$693.11	$9,780.32
2	$9,780.32	$489.02	$10,269.34	$122.57	$10,149.04
3	$10,149.04	$507.45	$10,656.49	$127.19	$10,531.66
4	$10,531.66	$526.58	$11,058.24	$131.98	$10,928.70
5	$10,928.70	$546.44	$11,475.14	$136.96	$11,340.72
6	$11,340.72	$567.04	$11,907.75	$142.12	$11,768.26
7	$11,768.26	$588.41	$12,356.67	$147.48	$12,211.92
8	$12,211.92	$610.60	$12,822.52	$153.04	$12,672.31
9	$12,672.31	$633.62	$13,305.93	$158.81	$13,150.06
10	$13,150.06	$657.50	$13,807.56	$164.79	$13,645.82
Cumulative Total				$1,978.05

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Appendix A: Hypothetical Investment and Expense Information

Delaware Ivy Wilshire Global Allocation Fund - Class C
Average expense ratio: 2.04%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$207.02	$10,296.00
2	$10,296.00	$514.80	$10,810.80	$213.15	$10,600.76
3	$10,600.76	$530.04	$11,130.80	$219.46	$10,914.54
4	$10,914.54	$545.73	$11,460.27	$225.95	$11,237.61
5	$11,237.61	$561.88	$11,799.50	$232.64	$11,570.25
6	$11,570.25	$578.51	$12,148.76	$239.53	$11,912.73
7	$11,912.73	$595.64	$12,508.36	$246.62	$12,265.34
8	$12,265.34	$613.27	$12,878.61	$253.92	$12,628.40
Converts from Class C to Class A				Annual Expense Ratio: 1.23%
9	$12,628.40	$631.42	$13,259.82	$158.26	$13,104.49
10	$13,104.49	$655.22	$13,759.71	$164.22	$13,598.53
Cumulative Total				$2,160.77

Delaware Ivy Wilshire Global Allocation Fund - Class I
Average expense ratio: 0.93%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$94.89	$10,407.00
2	$10,407.00	$520.35	$10,927.35	$98.75	$10,830.56
3	$10,830.56	$541.53	$11,372.09	$102.77	$11,271.37
4	$11,271.37	$563.57	$11,834.94	$106.96	$11,730.11
5	$11,730.11	$586.51	$12,316.62	$111.31	$12,207.53
6	$12,207.53	$610.38	$12,817.91	$115.84	$12,704.38
7	$12,704.38	$635.22	$13,339.59	$120.56	$13,221.44
8	$13,221.44	$661.07	$13,882.52	$125.46	$13,759.56
9	$13,759.56	$687.98	$14,447.53	$130.57	$14,319.57
10	$14,319.57	$715.98	$15,035.55	$135.88	$14,902.38
Cumulative Total				$1,142.99

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Delaware Ivy Wilshire Global Allocation Fund - Class R6
Average expense ratio: 0.91%
Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$92.86	$10,409.00
2	$10,409.00	$520.45	$10,929.45	$96.66	$10,834.73
3	$10,834.73	$541.74	$11,376.46	$100.61	$11,277.87
4	$11,277.87	$563.89	$11,841.76	$104.73	$11,739.13
5	$11,739.13	$586.96	$12,326.09	$109.01	$12,219.26
6	$12,219.26	$610.96	$12,830.23	$113.47	$12,719.03
7	$12,719.03	$635.95	$13,354.98	$118.11	$13,239.24
8	$13,239.24	$661.96	$13,901.20	$122.94	$13,780.73
9	$13,780.73	$689.04	$14,469.76	$127.97	$14,344.36
10	$14,344.36	$717.22	$15,061.57	$133.20	$14,931.04
Cumulative Total				$1,119.56

Note: The Fund was a party to a reorganization with a corresponding series of the Waddell & Reed Advisors Funds (the WRA Fund). Pursuant to such reorganization, the WRA Fund was reorganized out of existence. The above Hypothetical Investment and Expense Information was historically included in the WRA Fund prospectus.

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Additional information

Contact information

•
Website: delawarefunds.com

•
Delaware Funds by Macquarie® Service Center: 800 523-1918 (representatives are normally available weekdays from 8:30am to 6:00pm ET)

○
For fund information, literature, price, yield, and performance figures.

○
For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

•
Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

○
For convenient access to account information or current performance information on all Delaware Funds, use this touch-tone service.

•
Written correspondence: Delaware Funds by Macquarie, P.O. Box 534437, Pittsburgh, PA 15253-4437 (by regular mail) or Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 (by overnight courier service).

53

Additional information about the Fund's investments is available in its annual and semiannual shareholder reports. In the Fund's annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 534437, Pittsburgh, PA 15253-4437 by regular mail or at Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Fund's website at delawarefunds.com/literature. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act number: 811-06569

IVYPRO2-JUNE 10/23

Statement of Additional Information

Delaware Funds

Nasdaq ticker symbols
	Class A	Class C	Class I	Class R6
Delaware Ivy Accumulative Fund	IATAX	IATCX	IATIX	n/a
Delaware Ivy Wilshire Global Allocation Fund	IWGAX	IWGCX	IWGIX	IWGNX

October 30, 2023

P.O. Box 534437, Pittsburgh, PA 15253-4437 (regular mail)

Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 (overnight courier service)

For a Prospectus, Performance, and Information on Existing Accounts: 800 523-1918

For Dealer Services (Broker/Dealers only): 800 362-7500

Ivy Funds (the “Trust”) is an open-end management investment company that currently consists of 30 separate series, 2 of which (each, a Fund and collectively, the Funds) are listed above. This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectuses (each a “Prospectus” and collectively, the “Prospectuses”), each dated October 30, 2023, and as they may be amended from time to time.

This SAI should be read in conjunction with the Prospectuses. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectuses.

The Prospectuses may be obtained through our website at delawarefunds.com/literature; by writing or calling your financial advisor; or by contacting the Funds' distributor, Delaware Distributors, L.P. (the “Distributor”), at the above address, or by calling the above phone numbers. Please do not send any correspondence to 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. The Funds' financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Funds' annual report (“Annual Report”) into this SAI. An Annual Report will accompany any request for this SAI. An Annual Report can be obtained, without charge, by calling 800 523-1918.

IVYSAI-JUNE 10/23

 IVYSAI-JUNE 10/23

Organization and Classification

This SAI describes the Funds, which are series of the Trust. Each Fund offers Class A and Class C shares (the “Retail Classes”). In addition, each Fund offers Class I shares, and Delaware Ivy Wilshire Global Allocation Fund offers Class R6 shares (the “Institutional Classes,” and together with the Retail Classes, the “Classes”). All references to “shares” in this SAI refer to all classes of shares (each share class, the “Class”) of the Funds, except where noted. The Funds' investment manager is Delaware Management Company (the “Manager” or “DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (a Delaware statutory trust). Wilshire Advisors LLC (“Wilshire”) serves as a sub-advisor to Delaware Ivy Wilshire Global Allocation Fund. In addition, Macquarie Investment Management Global Limited (“MIMGL”) serves as sub-advisor to Delaware Ivy Accumulative Fund as described under Investment Manager and Other Service Providers. For purposes of the “Investment Strategies and Risks” section, a reference to the Manager may also include Wilshire, as applicable, for Delaware Ivy Wilshire Global Allocation Fund, and MIMGL, as applicable, for Delaware Ivy Accumulative Fund.

Organization

The Trust was organized as a Delaware statutory trust on November 13, 2008. On April 1, 2010, each of the then-existing series of the Trust became the successor either to one of the series of Ivy Funds, Inc., organized as a Maryland corporation on January 29, 1992, or to one of the series of Ivy Funds, organized as a Massachusetts business trust on December 21, 1983.

Effective February 26, 2018, each of the series of the Trust set forth in this SAI became the successor to one of the predecessor funds (Waddell & Reed Advisors Accumulative Fund and Waddell & Reed Advisors Wilshire Global Allocation Fund) of Waddell & Reed Advisors Funds.

Effective July 1, 2021, each Fund was renamed in conjunction with a transaction whereby Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited's US asset management business, acquired the investment management business of Waddell & Reed Financial, Inc., including Ivy Investment Management Company, the former investment adviser of the Funds. On this date the word “Delaware” was added to each Fund's name.

Classification

The Trust is an open-end management investment company.

Each Fund's portfolio of assets is “diversified” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, is required to meet certain diversification requirements under the 1940 Act that may limit its investments. Such requirements are set forth under Nonfundamental Investment Restrictions — Diversification below. A Fund may not change from “diversified” to “nondiversified” without shareholder approval (as defined below).

Investment Objectives, Restrictions, and Policies

Investment Objectives

Each Fund's investment objective is described in its Prospectus. Each Fund's investment objective is nonfundamental, and may be changed without shareholder approval. However, the Trust's Board of Trustees (“Board”) must approve any changes to nonfundamental investment objectives, and a Fund will notify shareholders at least 60 days prior to a material change in the Fund's investment objective.

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Funds' fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund's voting securities present at the meeting, if more than 50% of the Fund's outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund's outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to each Fund (unless otherwise specified):

1. The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2. The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

 IVYSAI-JUNE 10/23

Investment Objectives, Restrictions, and Policies

5. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6. The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the US government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” (i.e., securities the interest on which is not subject to federal income tax) or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.

For purposes of a Fund's concentration policy, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry or group of industries. In applying a Fund's policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry): (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

Nonfundamental Investment Restrictions

In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund (unless otherwise specified) will be subject to the following investment restrictions, which are considered nonfundamental and may be changed by the Board without shareholder approval:

1. Investment in other investment companies:

Each Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2. Investment in illiquid securities:

Each Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

3. Investment in debt securities:

Delaware Ivy Accumulative Fund may not invest more than 10% of its total assets in non-investment grade debt securities.

4. Investment in foreign securities:

Delaware Ivy Accumulative Fund may not invest more than 25% of its total assets in foreign securities.

5. Investment in Financial Instruments:

Each Fund may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.

6. Restrictions on selling short:

Each Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Diversification:

For each Fund except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

In accordance with Delaware Ivy Wilshire Global Allocation Fund's investment program as set forth in that Fund's Prospectus, Delaware Ivy Wilshire Global Allocation Fund may invest more than 25% of its net assets in any one Underlying Affiliated Fund (as defined below).

All Funds. An investment policy or restriction that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and restrictions.

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Notwithstanding the foregoing investment limitations, Delaware Ivy Wilshire Global Allocation Fund may invest in Underlying Affiliated Funds that have adopted investment limitations that may be more or less restrictive than those listed above for Delaware Ivy Wilshire Global Allocation Fund. Therefore, Delaware Ivy Wilshire Global Allocation Fund may engage indirectly in investment strategies that are prohibited under the investment limitations listed above. However, the current group of Underlying Affiliated Funds do not engage in investment strategies that are of a nature as those prohibited under the investment limitations listed above. The investment restrictions and other investment policies of the Underlying Affiliated Funds are described in the prospectuses and SAIs of each Underlying Affiliated Fund. The prospectus, statement of additional information and annual report for each of the Underlying Affiliated Funds are available at delawarefunds.com.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish each Fund's respective investment objective. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Fund's respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a Fund's portfolio. A turnover rate of 100% would occur, for example, if all of a Fund's investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Fund's shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, a Fund may hold securities for any period of time.

For the fiscal years ended June 30, 2022 and 2023, the Funds' portfolio turnover rates were as follows:

Fund	2022	2023
Delaware Ivy Accumulative Fund	116%	95%
Delaware Ivy Wilshire Global Allocation Fund	28%	48%

Investment Strategies and Risks

The Funds' investment objectives, strategies, and risks are described in the Prospectuses. Certain additional information is provided below. The following discussion supplements the description of the Funds' investment strategies and risks that are included in the Prospectuses. The Fund's investment strategies are nonfundamental and may be changed without shareholder approval.

Securities — General

The main types of securities in which a Fund may invest, subject to its investment policies and restrictions, include common stocks, preferred stocks, debt securities, and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts into common stock. A Fund also may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or unrated preferred stocks, subject to the investment policies and restrictions of the Fund. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, a Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P Global Ratings, a division of S&P Global, Inc. (S&P) or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In addition, a Fund will treat unrated securities determined by the Manager to be of comparable quality to a rated security as having that rating. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (e.g., BBB by S&P and a higher or lower rating by another NRSRO), it is the general policy of each Fund to classify such security at the lower rating level if only two ratings are available.

While credit ratings are only one factor the Manager relies on in evaluating high-yield (low-rated) debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer's financial condition. Credit ratings represent the NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A to this SAI for a description of these ratings.

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Investment Strategies and Risks

Subject to its investment policies and restrictions, a Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity- linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities also are subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to its investment policies and restrictions, certain of the debt instruments in which a Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Subject to its investment policies and restrictions, a Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by a Fund is called for redemption, such Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the ability of a Fund to achieve its investment objective(s).

Subject to its investment policies and restrictions, a Fund also may invest in contingent convertible securities (CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers generally are linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution's continued viability as a going concern. CoCos' unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•
Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•
Subordinated instruments. CoCos, in the majority of circumstances, will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos generally shall rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer's underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•
Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Subject to its investment policies and restrictions, a Fund also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined 1 or 2 trading days prior to the date notice of redemption is given. The issuer also must pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an

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investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by a Fund.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) US banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) US banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of the Manager, of an investment quality comparable to other debt securities which may be purchased by the Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of federal or state- chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and a Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within 7 days after demand.

Borrowing

Each Fund may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes. Interest on money borrowed is an expense a Fund would not otherwise incur, and as a result, it may have reduced net investment income during periods of outstanding borrowings. If a Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Credit-Linked Notes

Subject to its investment policies and restrictions, a Fund may invest in credit-linked notes. A credit-linked note is a structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest, as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a limited purpose trust or other vehicle and is a direct obligation of the issuing entity. The limited purpose trust or other vehicle, in turn, invests in bonds or a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity's receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the Funds will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than a Fund's initial investment, and the Fund may lose money.

Foreign Securities and Currencies

Foreign Securities. Subject to its investment policies and restrictions, a Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are US dollar-denominated receipts typically issued by a US bank representing ownership of a specific number of shares in a non-US corporation. ADRs are quoted and traded in US dollars in the US securities market. An ADR is sponsored if the original issuing company has selected a single US bank to serve as its US depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs also must provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on US stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for US stock exchange listings, and they generally do not include voting rights.

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Investment Strategies and Risks

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-US investors and traders in non-US markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by US and non-US investors and traders.

The Manager believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the US economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from US companies in the same industry. Foreign currencies may be stronger or weaker than the US dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the US dollar.

The Manager believes that a Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in US investments. Foreign securities markets generally have less trading volume and less liquidity than US markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to US companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for US investments.

Foreign markets may offer less protection to investors than US markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that a Fund holds material positions in such suspended securities, the Fund's ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of US investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on US investment or on the ability to repatriate assets or convert currency into US dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to US persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of a Fund's investment policies and restrictions regarding foreign securities is the issuer's country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). However, in certain identified circumstances, a different country designation may be warranted. For example, an issuer's country designation could be changed if (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer's stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Investments in obligations of US branches of foreign banks will be considered US securities if the Manager has determined that the nature and extent of federal and state regulation and supervision of the branch in question are substantially equivalent to federal or state-chartered US banks doing business in the same jurisdiction.

Foreign Currencies. Subject to its investment policies and restrictions, a Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, a Fund may hold funds temporarily in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund's custodian values the Fund's assets daily in terms of US dollars, the Fund does not intend to convert its holdings of foreign currencies into US dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to US dollars (or other currencies). Generally, however, a Fund will convert its holdings of foreign currencies into US dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the

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dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For more information regarding a Fund's use of forward contracts to purchase or sell foreign currencies, see Options, Futures and Other Derivatives Strategies — Forward Currency Contracts.

Because a Fund may invest in both US and foreign securities markets, subject to its investment policies and restrictions, changes in the Fund's share price may have a low correlation with movements in US markets. Each Fund's share price will reflect the movements of the different markets in which it invests (both US and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the US dollar against foreign currencies may account for part of a Fund's investment performance. US and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Fund's assets are denominated may be devalued against the US dollar, resulting in a loss to the Fund.

A Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, a Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into US dollars using the applicable currency exchange rate. The exchange rate represents the current price of a US dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one US dollar. If a Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the US dollar subsequent to the date of purchase. In such a circumstance, the cost of a US dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing or emerging country is a nation that, in the Manager's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the UK, France, Germany, Italy, Japan and Canada. Developing and emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Unless a Fund contains an alternative definition of an emerging market country in its Prospectus, the Manager considers countries having developing or emerging markets to be all countries that generally are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing or emerging.

As noted above, the country designation for a security for purposes of a Fund's investment policies and restrictions regarding foreign securities is the issuer's country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). Accordingly, a security would be considered issued by a developing or emerging market country if the issuer's country of domicile is a developing or emerging market country. However, in certain identified circumstances, a different country designation may be warranted under the following circumstances: (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer's stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Some of the risks to which a Fund may be exposed by investing in securities of developing or emerging markets are: restrictions placed by the government of a developing or emerging country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing or emerging country's currency against the US dollar; unusual price volatility in a developing or emerging country's securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing or emerging market; high levels of tax levied by developing or emerging countries on dividends, interest and realized capital gains; the greater likelihood that developing or emerging markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing or emerging markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the US economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-US securities, including higher custodial fees than typical US custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in US markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing or emerging countries; the fact that companies in developing or emerging countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-US residents.

Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee. The issuer also makes a contractual promise to buy back the certificate at a future date

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Investment Strategies and Risks

at par value. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Rule 22e-4 under the 1940 Act provides that a Fund may not acquire an “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Rule 22e- 4 defines an illiquid investment as an investment that cannot reasonably be sold or disposed of under current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board has adopted a liquidity risk management program on behalf of the Fund's that is designed to comply with Rule 22e-4's requirements. The Board has delegated to an administrator the responsibility to oversee the program, whose duties include periodically reviewing the liquidity risk of the Fund's and categorizing the Fund's investments into one of four liquidity classifications (as defined in Rule 22e-4) based on prescribed criteria, including the number of days in which the administrator reasonably expects the investment would be convertible to cash under current market conditions without significantly changing the market value of the investment. This classification process takes into account relevant market, trading and investment-specific considerations (the analysis upon which a security is convertible to cash and placed into a classification will not take into account days when exchanges in foreign markets are closed for scheduled holidays).

The Manager believes that, at times, it is in the best interest of a Fund to be able to invest in illiquid securities up to the maximum amount allowable under the Fund's investment restriction on illiquid investments. See Investment Objectives, Restrictions, and Policies — Nonfundamental Investment Restrictions. The Manager believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of bank loans and structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they often are deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Indexed Securities and Structured Notes

Each Fund may invest in structured notes or other indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. An example of a “structured note” is a note that is tied to a basket of multiple indices in which an investor receives twice the gains of each index that rises, subject to a cap on the returns with proportionate losses if the index falls. An example of an “indexed security” is a security that guarantees a return higher than the rate of inflation if it is held to maturity (called inflation indexed security). Structured notes or other indexed securities are derivative debt instruments, the interest rate or principal of which is linked to securities, currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most structured notes or other indexed securities are fixed-income securities that have maturities of three years or fewer. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the structured note or indexed security.

Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes and indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note and indexed security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes and indexed securities may decrease as a

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result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes and indexed securities, the interest rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to a Fund.

The performance of structured notes and indexed securities depends to a great extent on the performance of the reference instrument to which they are indexed and also may be influenced by interest rate changes in the US and abroad. At the same time, structured notes and indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Structured notes and indexed securities may be more volatile than the reference instrument. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than US dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The Manager will use its judgment in determining whether structured notes or indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Fund's investment allocations, depending on the individual characteristics of the securities. Certain structured notes and indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings (IPOs)

Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities also is difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Investment Company Securities

Each Fund may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions, except that each Underlying Affiliated Fund in which Delaware Ivy Wilshire Global Allocation Fund invests may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if a Fund acquires shares of an investment company, the Fund's shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to NAV, which means a Fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that some of the Funds otherwise permitted to invest in foreign securities otherwise would have to invest indirectly in certain developing markets. A Fund will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies (BDCs). Subject to its investment policies and restrictions, a Fund may invest in shares of BDCs. BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private US businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC's performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC's portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC's volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately

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impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC's volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC's management to meet the BDC's investment objective and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Exchange-Traded Funds (ETFs)

Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, a Fund may invest in ETFs for various purposes, which may or may not be a registered investment company (RIC) (i.e., open-end mutual fund). Each of these securities represents shares of beneficial interest in a trust, or series of a trust, that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, a Fund's purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF's shares have a market price that approximates the NAV of the ETF's portfolio, which generally is designed to track the designated index or the NAV of the underlying basket of securities, currencies and/or commodities or commodities futures, as applicable. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by a Fund).

Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using a Fund's assets to track the return of a particular stock index. Investments in an ETF that is a RIC (i.e., open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market- wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, each Fund may lend portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). Under a Fund's securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by the Manager. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by the Manager throughout the term of the loan.

If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.

In addition, a borrower must collateralize any securities loans that it receives from a Fund in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 102% of the market value of the securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Under the present Guidelines, the collateral must consist of cash or US government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. Such collateral will be marked-to-market daily, and if the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned). If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the US government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter.

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The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Manager. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within 5 business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower's default, losses on the loan secured by that collateral.

Investments in Chinese Securities

Certain Funds may invest in “A-shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange or the Shenzhen-Hong Kong Stock Connect Program with the Shenzhen Stock Exchange or other similar programs (collectively these are referred to as Connect Programs).

Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

However, local rules apply, and listed companies that issue A-shares remain subject to the listing requirements in the local market. This means that the Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund's ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a US trading day, a Fund may not be able to dispose of its China A- shares in a timely manner, which could adversely affect the Fund's performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

The Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. Because the relevant regulations are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (“ChinaClear”), defaulted, the Hong Kong Securities Clearing Company Limited, being the nominee under the Connect Program, has limited responsibility to assist clearing participants in pursuing claims against ChinaClear. Currently, there remains no precedent that the applicable courts in China would accept beneficial owners, rather than the nominee, under the Connect Program to pursue claims directly against ChinaClear in China. Therefore, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. A Fund also may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Fund may not be able to appoint proxies or participate in shareholders' meetings due to current limitations on the use of multiple proxies in China.

Trades on these Connect Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. Currently, certain local custodians offer a “bundled brokerage/custodian” solution to address such requirements. However, such solution may limit the number of brokers that a Fund may use to execute trades. An enhanced model also has been implemented by the Hong Kong Stock Exchange, but there are operational and practical challenges for an investor to utilize such enhanced model. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of

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those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China A-share issuer, its profits may be subject to this limitation. In addition, it currently is not clear whether all accounts managed by the Manager and/or its affiliates will be aggregated for purposes of this limitation. If that is the case, it makes it more likely that a Fund's profits may be subject to this limitation.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the United States, central banks or supranational entities.

Furthermore, because dividends declared by a Fund will be declared in US dollars and underlying payments received by the Fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Fund would pay.

Also, investing in China carries certain political and economic risks. The value of a Fund's assets may be adversely affected by inadequate investor protection and changes in Chinese laws or regulations. The Chinese economy may differ favorably or unfavorably from the US economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. The Chinese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on the country's economy, which could affect market conditions and prices and yields of China A-shares.

Some Underlying Affiliated Funds may make investments in Chinese companies through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investment. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company to provide investors with exposure to the operating company, but does not represent equity ownership in the operating company. As a result, such investment may limit the rights of an investor with respect to the underlying Chinese operating company. VIEs allow foreign shareholders to exert a degree of control over, and obtain economic benefits arising from, the operating company without formal legal ownership. However, the contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and a foreign investor's rights may be limited by, for example, actions of the Chinese government which could determine that the underlying contractual arrangements on which control of the VIE is based are invalid. The contractual arrangement on which the VIE structure is based would likely be subject to Chinese law and jurisdiction, which could raise questions about how recourse is sought.

Investments through VIEs may be affected by conflicts of interest and duties between the legal owners of the VIE and the stockholders of the listed holding company, which could adversely impact the value of investments. VIEs are not formally recognized under Chinese law and investors face uncertainty about future actions by the Chinese government that could significantly affect the operating company's financial performance and the enforceability of the contractual arrangements underlying the VIE structure. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant losses, and in turn, adversely affect an Underlying Affiliated Fund's returns and net asset value.

Loans and Other Direct Debt Instruments

Loans. Subject to its investment policies and restrictions, a Fund may purchase loan participations and/or loan assignments (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest also may limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, which are represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

A Fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund

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and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which a Fund will invest, however, the Manager will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

The Manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans a Fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund's credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which a Fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by a Fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. A Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Manager believes are attractive arise.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. A revolving credit facility may require the Fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, the Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held by a Fund. Possession of such information may in some instances occur despite the Manager's efforts to avoid such possession, but in other instances, the Manager may choose to receive such information (e.g., in connection with participation in a creditor's committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Manager's ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on the Manager's ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Manager may hold other securities issued by borrowers whose floating rate loans may be held by a Fund. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the Fund, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the Manager may owe conflicting fiduciary duties to the Fund and other client accounts. The Manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Manager's client account collectively held only a single category of the issuer's securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent's general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Unlike publicly-traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the-counter (OTC) market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than 7 days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding a Fund's ability to pay redemption proceeds within the allowable time periods stated in its prospectus.

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Investment Strategies and Risks

Loan interests may not be considered “securities,” and a purchaser, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser's security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower's cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rate Loans. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates generally are the Certificate of Deposit (CD) Rate of a designated US bank, the Prime Rate of a designated US bank, the federal funds rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or federal funds rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans' values when interest rates change.

The yield on a floating rate loan will depend primarily on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between the CD Rate, the Prime Rate, and the federal funds rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower's financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal's being reinvested in floating rate loans with lower yields.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see Fundamental Investment Restrictions). For purposes of these restrictions, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a Fund and the borrower, if the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower, a Fund, in appropriate circumstances, will treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to

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maintain specific financial ratios, and limits on total debt. The loan agreement also may contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) normally is an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. A Fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund seeks to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Other types of direct debt instruments, such as loans through direct assignment of a financial institution's interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Listed Private Equity Companies and Funds

Subject to its investment policies and restrictions, a Fund may invest in securities of listed private equity companies and funds whose principal business is to invest in and lend capital to privately held companies. A Fund is subject to the underlying risks that affect the listed private equity companies and funds in which it invests. Generally, little public information exists for private companies, and there is a risk that the listed private equity companies and funds may not be able to make a fully informed investment decision. In addition, the listed private equity companies and funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized by the listed private equity companies and funds may be adversely impacted by the poor performance of a small number of investments, or even a single investment. A Fund's investment in listed private equity companies and funds subjects the Fund's shareholders indirectly to the fees and expenses incurred by such companies and funds. Listed private equity companies and funds may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or “high yield”. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer's continuing ability to meet principal and interest payments.

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Investment Strategies and Risks

Low-rated debt securities (including unrated securities determined by the Manager to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Similarly, analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, a Fund may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by the Manager to be of comparable quality) (generally referred to as Distressed Debt). Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A Fund's investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company's indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, a Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, a Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund.

Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worth less than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security's maturity and reduce a Fund's return.

Debt securities rated below investment grade, and the type of Distressed Debt securities which a Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company's business and to ratings changes, and typically rise and fall in response to factors that affect the company's stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships (MLPs)

Subject to its investment policies and restrictions, a Fund may invest in MLPs. An MLP is a limited partnership (or similar entity, such as a limited liability company, that is classified as a partnership for federal tax purposes), the interests in which are publicly traded. MLP units generally are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs generally are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to federal or state income tax at the entity level, subject to the application of certain partnership audit rules. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its security holders. Distributions from an MLP, whether they are attributable to its annual net income that is passed through or

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consist in part of a return of the amount originally invested, would not be taxable, to the extent they do not exceed the investor's adjusted tax basis in its MLP interest. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors (e.g., owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or other managers). Although unitholders of an MLP generally are limited in their liability, similar to a corporation's shareholders, an MLP's creditors typically have the right to seek the return of distributions made to the MLP's unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP's ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly-traded partnership” (QPTP), which many MLPs are treated as for federal tax purposes, is “qualifying income” for an entity (such as a Fund) that is a “regulated investment company” for these purposes (RIC). Please see the section entitled Distributions and Taxes - Taxes for additional information regarding the tax consequences of a Fund's investing in a QPTP.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include US government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations (CMOs). Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The US government mortgage-backed securities in which a Fund may invest include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), the Government National Mortgage Association (Ginnie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally the originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Government-related guarantors (i.e., not backed by the full faith and credit of the US government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the US government. Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the US government.

The Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies' stock, as described below. In September 2008, those capital concerns led the Treasury and the FHFA to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth. Although the US government has provided support for US

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Investment Strategies and Risks

government mortgage-related securities in the past, and Fannie Mae or Freddie Mac may need an injection of additional Treasury capital in the future, there can be no assurance that it will do so in the future. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or the FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities remains in question as the US government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15% (up from the previously agreed annual rate of 10%), resulting in Fannie Mae and Freddie Mac reaching the $250 billion target imposed under the preferred stock purchase agreements. Further, when a ratings agency downgraded long-term US government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the US government (although that rating did not directly relate to their mortgage-backed securities). The US government's commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

A Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities likely will be developed in the future, and a Fund may invest in them if the Manager determines that such investments are consistent with the Fund's objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a US government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the US government or considered to be of the highest quality.

Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities also may depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage- backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there normally is some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

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Yields on pass-through securities typically are quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds (PABs) are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality usually is directly related to the credit standing of the user of the facilities being financed.

Natural Resources and Physical Commodities

When a Fund invests in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources also may fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund's investments, the Manager will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the US are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations also may hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, the Manager considers the integration of derivatives and physical trades for risk management in a real-time environment. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities.

Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand. For example, global oil prices recently have been, and continue to be, subject to extreme market volatility. An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (e.g., British thermal units). When assessing an investment opportunity — in coal, natural gas or crude oil — this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•
cross-commodity arbitrage can negatively impact a Fund's investments;

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Investment Strategies and Risks

•
fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•
fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•
environmental restrictions can increase costs of production;

•
restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

•
war can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time, as well as increasing regulation. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of a Fund's holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. A Fund also may incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When a Fund purchases a precious metal or other physical commodity, the Manager currently intends that it will only be in a form that is readily marketable. To continue to qualify as a RIC under the Internal Revenue Code, a Fund may not derive more than 10% of its yearly gross income from gains (without regard to losses) resulting from selling or otherwise disposing of precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” See Distributions and Taxes - Taxes. Accordingly, a Fund may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

The ability of a Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to a Fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. A Fund's direct investment in precious metals is limited by tax considerations. See Distributions and Taxes - Taxes.

Options, Futures and Other Derivatives Strategies

General. Subject to a Fund's investment policies and restrictions, the Manager may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivatives instruments (collectively, Financial Instruments) in an attempt to enhance income or yield, to hedge, to gain exposure to securities, sectors or geographical areas or to otherwise manage the risks of a Fund's investments.

Generally, each Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured. Since each Fund is authorized to invest in foreign securities denominated in other currencies, each such Fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security. Therefore, the transaction relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's holdings is the same as if the underlying security had been purchased and later sold, and the transaction could be viewed as speculative.

Financial Instruments involving underlying securities may be used in an attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments involving underlying indexes, in contrast, may be used in an attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest, respectively. Financial Instruments involving underlying debt securities may be used in an attempt to hedge either individual securities or broad debt market sectors.

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In addition, Financial Instruments also may be used in seeking to gain exposure to securities, sectors, markets or geographical areas. Financial Instruments can be used individually, as in the purchase of a call option, or in combination, as in the purchase of a call option and a concurrent sale of a put option, as an alternative to purchasing securities.

Financial Instruments may be used in this manner in seeking to gain exposure more efficiently than through a direct purchase of the underlying security or to more specifically express the outlook of the Manager.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which the derivatives are regulated, derivatives documentation is negotiated, and trades are reported, executed or “cleared.”

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but, central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The assets of a Fund may not be fully protected in the event of the bankruptcy of the futures commission merchant (FCM) or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

In addition, the banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps that are applicable to all financial end-users, including the Funds.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. Changing regulation may, among various possible effects, increase the cost of entering into derivatives transactions, restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund's ability to pursue its investment strategies. New requirements, even if not directly applicable to the Funds, may increase the cost of the Funds' investments and cost of doing business.

In 2012, pursuant to the Dodd-Frank Act, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA). Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the- money” at the time of purchase) may not exceed 5% of the Fund's liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund's liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CEA and the regulations thereunder.

In addition to complying with these de minimis trading limitations set forth in the CFTC Rule 4.5 under the CPO rules, to qualify for an exclusion under the amended regulation, the operator of a Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis trading limitations may restrict the Manager's ability to use derivatives as part of a Fund's investment strategies. Although the Manager believes that it will be able to execute a Fund's investment strategies within the de minimis trading limitations, the Fund's performance could be adversely affected. In addition, a Fund's ability to use Financial Instruments may be limited by tax considerations. See Distributions and Taxes - Taxes.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination (Final Determination) stating that deliverable foreign exchange forwards, as defined in the Final Determination, should not be considered swaps for most purposes. Thus, deliverable foreign exchange forwards are not deemed to be commodity interests. Therefore, a Fund may enter into deliverable foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury's determination, deliverable foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Rule 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, a Fund will limit its investment in NDFs as discussed above.

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Investment Strategies and Risks

CFTC Rule 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally- cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above. Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Rule 4.5.

In addition to the instruments, strategies and risks described below, the Manager expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Manager may utilize these opportunities to the extent that they are consistent with a Fund's objective(s) and permitted by a Fund's investment policies and restrictions and regulations adopted by applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds' Prospectuses or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectuses.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

1. Successful use of certain Financial Instruments depends upon the ability of the Manager to predict movements of the overall securities, currency and interest rate markets, among other skills. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

2. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation in the market or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on underlying indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, the standardized contracts available may not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities, indexes or other instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not perfectly correlate with the performance of the Fund's other investments. Options and futures prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and/or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

3. If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Manager projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

4. As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements may require that the Fund sell portfolio securities at a disadvantageous time in order to meet such obligations, and could cause the Fund to incur losses.

5. A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

6. Certain Financial Instruments, including options, futures contracts, combined positions and swaps, can create leverage, which may amplify or otherwise increase a Fund's investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the

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Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for a Fund that, in certain circumstances, could exceed the Fund's net assets and could alter the risk profile of the Fund in unanticipated ways.

7. When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-US Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Options. A call option gives the purchaser the right, but not the obligation, to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value, which would be expected to result in a loss.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in a Fund's NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. A Fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options, which would mitigate the possibility of losing any premium paid by a Fund, as well as any loss of expected benefit of the transaction.

A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the Fund's place in the contract, called a novation. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Fund.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by a Fund could cause material losses to such Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

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Investment Strategies and Risks

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

Over-the-Counter (OTC) Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by a Fund, and negotiated with a counterparty, prior to entering into the option contract. While this type of arrangement allows a Fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Some of a Fund's counterparties are guaranteed by their parent holding companies with respect to that counterparty's payment obligations under OTC trades (like OTC options). This helps to mitigate such counterparty risk.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. Generally, a futures contract is a standardized agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security, index, currency or commodity at a specific price on a specific date in the future. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts also can be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of a Fund's fixed-income holdings. If the Manager wishes to shorten the average duration of a Fund's fixed-income holdings, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the average duration of a Fund's fixed-income holdings, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit initial margin that typically is calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the FCM daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from an FCM. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

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Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. In addition, the CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract or option thereon. For more information, see Speculative Position Limits.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options. The purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. There also is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If an FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. When a Fund sells (writes) an option on a futures contract, the Fund is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If a Fund were required to take such a position, it could bear substantial losses.

The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Manager still may not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. When a Fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index.

It also is possible that, where a Fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in

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Investment Strategies and Risks

value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If a Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies — Special Considerations. Subject to its investment policies and restrictions, each Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, in an attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or in an attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which the Manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the US dollar.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the US options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its investment policies and restrictions, each Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of US dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the entry into the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the US dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions also may serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the US dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A Fund also may use forward currency contracts in an attempt to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for US dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund also could hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into US dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund also may use forward currency contracts in an attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the Manager believes might rise in value relative to the US dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and the Manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Forward currency contracts are currently individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of US dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative

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strategy if the Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Fund's securities denominated in the old (less favorable) currency. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Currently, secondary markets generally do not exist for forward currency contracts. Closing transactions generally can be made for forward currency contracts by negotiating directly with the counterparty or by entering an offsetting transaction with a second counterparty. There can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity and, in such cases, the Fund would continue to be subject to market currency risk with respect to the position, and may continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account. In addition, in the event of insolvency of the counterparty, the Fund might be unable to promptly terminate the position held with such counterparty and might incur a significant delay in recovering any amounts owed to the Fund. Even if the Fund entered an offsetting transaction with a second counterparty, the Fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Fund will be served.

Successful use of forward currency contracts depends on the skill of the Manager in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Manager anticipates. There is no assurance that the Manager's use of forward currency contracts will be advantageous to a Fund or that the Manager will hedge at an appropriate time.

Forward currency contracts in which a Fund may engage include deliverable foreign exchange forwards. A deliverable foreign exchange forward contract provides for the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Foreign exchange forwards typically are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. Foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. A Fund also may be required to pay certain commissions. When a Fund enters into a deliverable foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

A Fund also may enter into forward currency contracts that do not provide for physical settlement of the two currencies (each, a Reference Currency), but instead provide for settlement by a single cash payment calculated as the difference between the agreed-upon exchange rate and the prevailing market exchange rate at settlement based upon an agreed- upon notional amount (non-deliverable forwards, or NDFs). NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

NDFs typically may have terms from one month up to two years and are settled in US dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Under definitions adopted by the CFTC and SEC, NDFs are considered swaps, and therefore are included in the definition of “commodity interests.” In contrast, forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward currency contracts, especially NDFs, may restrict the Fund's ability to use these instruments in the manner described above.

Although NDFs historically have been traded OTC, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Under such circumstances, they would be centrally cleared and a secondary market for them normally would exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in

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Investment Strategies and Risks

proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Speculative Position Limits. The CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the Funds are not) may hold, own or control in a particular futures contract or option on a futures contract. Trading limits also are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn, and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.

Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. Constraints on the ability of the Manager to use derivatives to gain access to markets, participate in investment opportunities or risk-manage a Fund's assets could have an adverse impact on a Fund. The regulation of derivatives is a rapidly changing area of law and the impact of these new regulations are not certain at this time.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Fund also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, a Fund's investment exposure gained through these combined positions could exceed its net assets.

Turnover. A Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund also may cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund pays a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Fund may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Fund currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps currently are, and more in the future are expected to be, subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

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In an uncleared swap, the swap counterparty typically is a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

In a cleared swap, a Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party's FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (SEF) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, US dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, a Fund will receive, and, in a short total return swap, a Fund pays, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the federal funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher amount at each swap reset date.

A Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the Fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in US dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to US interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that, when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such account with respect to its

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Investment Strategies and Risks

total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The Manager and each Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund's borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If the Manager attempts to use a swap as a hedge against, or as a substitute for, a Fund's portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. The Fund bears the risk that the Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by the Manager. If a counterparty's creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There also is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If an FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and also can require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Payment-In-Kind (PIK) Securities

Subject to its investment policies and restrictions, a Fund may invest in PIK securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although a Fund generally will not receive cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, a Fund may be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

It is possible that by effectively increasing the principal balance payable to a Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for a Fund to dispose of them or to determine their current value.

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Real Estate Investment Trust (REIT) Securities

Subject to its investment policies and restrictions, a Fund may invest in securities issued by REITs. A REIT is a domestic corporation (or a trust or association otherwise taxable as such for federal tax purposes) that meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and US government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of each Fund's investments in REITs will consist of shares issued by equity REITs.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may purchase securities subject to repurchase agreements and reverse repurchase agreements, subject to its restriction on investment in illiquid investments, and subject to its investment policies and restrictions. A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. A reverse repurchase agreement is the opposite: the Fund will sell the security with an obligation to repurchase it at an agreed-upon time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within 1 to 5 days of the purchase. The primary risk from repurchase agreements is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. Additionally, reverse repurchase agreements involve borrowing to take advantage of investment opportunities; such leverage could magnify losses. If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged. The return on such collateral may be more or less than that from the repurchase agreement. A Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by a Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by the Manager.

Restricted Securities

Subject to its investment policies and restrictions, each Fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. For example, a Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

A Fund also may invest in securities that normally are purchased or resold pursuant to Rule 144A under the 1933 Act (Rule 144A securities). Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities. Rule 144A securities may be resold only to qualified institutional buyers, provided that certain other conditions for resale are met. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the 1933 Act.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to US persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or US exchange and may be less liquid than listed securities.

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Investment Strategies and Risks

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors.

Certain of a Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer's financial condition, a Fund could have difficulty selling them when the Manager believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than the fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, a Fund may be less able to predict a loss. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund's ability to conduct portfolio transactions in such securities. A Fund also may take a minority interest in a privately offered security, which may limit the Fund's ability to protect shareholders' interests in connection with corporate actions by the privately held company. A Fund's Portfolio Manager may serve on the board of directors (or similar governing body) of a privately held company, the securities of which that Fund may hold. While the Manager believes such service will be beneficial to the Fund and its shareholders, the Portfolio Manager's service as a board member also could create a conflict of interest (or an appearance of a conflict of interest) that may impact the Fund. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.

Short Sales Against the Box

Subject to its investment policies and restrictions, a Fund may sell securities “short against the box;” provided, however, that the Fund's aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses. None of the Funds has any present intention to sell securities short in this fashion.

Special Purpose Acquisition Companies

A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (IPO) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC's IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Generally, unless and until a transaction is completed, a SPAC will invest its assets (minus a portion used to cover expenses) in U.S. government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time (e.g., two years), the invested funds are returned to the SPAC's shareholders, minus certain permitted expenses. In that case, the rights or warrants issued by the SPAC will expire worthless.

Because SPACs and similar entities are in essence blank check companies that have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. As a result, the values of investments in SPACs may be highly volatile and may depreciate significantly over time, and an acquisition or merger, once effected, may prove unsuccessful and an investment in the SPAC may lose value. Moreover, an investment in a SPAC is subject to a variety of additional risks, including the following:

(i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses;

(ii) prior to any acquisition or merger, a SPAC's assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Fund's other investments;

(iii) a Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund's investments in SPACs will not significantly contribute to the Fund's distributions to shareholders;

(iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases;

(v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders;

(vi) if an acquisition or merger target is identified, a Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits;

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(vii) the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price;

(viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators;

(ix) under any circumstances in which a Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC's assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns;

(x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits;

(xi) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled;

(xii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; and

(xiii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest's intrinsic value.

US Government Securities

US government securities are securities issued or guaranteed as to principal or interest by the US, or by a person controlled or supervised by and acting as an instrumentality of the US government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by US government agencies or instrumentalities are backed by the full faith and credit of the US government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by US government agencies or instrumentalities are not backed by the full faith and credit of the US government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the FHLB, Fannie Mae or Freddie Mac, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a US government agency or instrumentality are not backed by the full faith and credit of the US government, there can be no assurance that the US government would provide financial support to the agency or instrumentality. A Fund will invest in securities of agencies and instrumentalities only if the Manager is satisfied that the credit risk involved is acceptable.

US government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by US government agencies or instrumentalities, including, but not limited to, Ginnie Mae, Fannie Mae and Freddie Mac. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Both Fannie Mae and Freddie Mac are instrumentalities of the US government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the US government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

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Investment Strategies and Risks

Warrants and Rights

Subject to its investment policies and restrictions, each Fund may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They also generally are less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, a Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables a Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when- issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Manager to correctly anticipate increases and decreases in interest rates and prices of securities. If the Manager anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the Manager anticipates a decline in interest rates and a rise in prices, and, accordingly, a Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Manager is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund's NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when- issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, a Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund's shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash. Subject to its investment policies and restrictions, a Fund may invest in zero coupon securities that are stripped Treasury notes or bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on a tax-exempt security (i.e., a security the interest on which is not subject to federal income tax)) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities. To avoid liability for federal income and excise taxes, therefore, a Fund will be

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required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates Separate Trading of Registered Interest and Principal of Securities (STRIPS) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation also can be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the US government, a government agency, or a corporation in zero coupon form.

Short-Term Debt Instruments and Temporary Investments

Each Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Manager determines that securities meeting a Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Manager determines that conditions warrant, a Fund may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term US government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the US Treasury; (ii) commercial paper rated in the highest short-term rating category by a NRSRO, such as S&P or Moody's, or determined by the Manager to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits, and bankers' acceptances) of US domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail in this SAI.

US Government Securities. Examples of types of US government obligations in which a Fund may invest include US Treasury obligations and the obligations of US government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the US, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the US Treasury or not, US government securities are not guaranteed against price movements due to fluctuating interest rates.

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US Treasury Obligations. US Treasury obligations consist of bills, notes, and bonds issued by the US Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts. Interests in separately traded interest and principal component parts of US government obligations that are issued by banks or brokerage firms and are created by depositing US government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities.

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US Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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US Government Agencies. Some obligations issued or guaranteed by agencies of the US government are supported by the full faith and credit of the US Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the US government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund's shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. A Fund may invest in short-term promissory notes issued by corporations that, at the time of purchase, are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody's and A-1 by S&P are the highest investment grade category.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund.

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Investment Strategies and Risks

Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

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Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on, and accepted by, a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

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Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven calendar days may be considered to be illiquid investments.

Subject to its investment policies and restrictions, a Fund may utilize derivatives instruments, including, but not limited to, futures contracts, options and other types of derivatives instruments, for defensive purposes.

Delaware Ivy Wilshire Global Allocation Fund

Delaware Ivy Wilshire Global Allocation Fund is a fund of funds that invests primarily in a combination of other funds that are series of the Delaware Funds and that are not fund of funds (Underlying Affiliated Funds), as described in the Delaware Ivy Wilshire Global Allocation Fund Prospectus. Delaware Ivy Wilshire Global Allocation Fund allocates its assets to Underlying Affiliated Funds that are managed by the Manager. At times, Delaware Ivy Wilshire Global Allocation Fund also may invest in unaffiliated mutual funds.

As a fund of funds, Delaware Ivy Wilshire Global Allocation Fund will gain exposure indirectly to the investments held by the Underlying Affiliated Funds. The disclosure above regarding the risk of various types of investments applies to the investments held by the Underlying Affiliated Funds. For more detailed information about such Underlying Affiliated Funds, including information on such funds' expenses, please refer to those funds' prospectuses or statements of additional information, as well as refer to the information on the Funds contained in this SAI.

Other Direct Investments

Delaware Ivy Wilshire Global Allocation Fund may invest directly in securities issued or guaranteed by the US government or any of its agencies or instrumentalities (US government securities), commercial paper and other short-term corporate obligations, other money market instruments, including repurchase agreements, and any other security, as that term is defined in the 1940 Act. Under normal circumstances, Delaware Ivy Wilshire Global Allocation Fund anticipates investments in these securities and instruments to be minimal.

US Government Securities.US government securities include direct debt obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities (collectively, US government securities). US government securities may be backed by the full faith and credit of the US government or supported primarily, or solely, by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets. US government securities are described in greater detail below.

Money Market Instruments. Money market instruments are short-term debt obligations and similar securities that include: (1) short-term securities issued or guaranteed as to interest and principal by the US government or one of its agencies or instrumentalities; (2) short-term debt obligations of US banks, savings and loan associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships (including limited liability companies), trusts and similar entities; and (4) repurchase agreements regarding any of the foregoing. Money market instruments may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. In addition, Delaware Ivy Wilshire Global Allocation Fund may hold cash and may invest in participation interests in the money market securities mentioned above.

Repurchase Agreements. Delaware Ivy Wilshire Global Allocation Fund may purchase securities subject to repurchase agreements. A repurchase agreement is an instrument under which a fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement. The majority of the repurchase agreements in which Delaware Ivy Wilshire Global Allocation Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that Delaware Ivy Wilshire Global Allocation Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by Delaware Ivy Wilshire Global Allocation Fund.

In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. Delaware Ivy Wilshire Global Allocation Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by Delaware Ivy Wilshire Global Allocation Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the

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1940 Act, is and, during the entire term of the agreement will remain, at least equal to the value of the loan, including the accrued interest earned thereon. It is the position of the Securities and Exchange Commission (SEC) that repurchase agreements are deemed to be loans. Repurchase agreements are entered into only with those entities approved by the Manager.

Illiquid Securities. Delaware Ivy Wilshire Global Allocation Fund may invest up to 15% of its net assets in illiquid securities. More information about illiquid securities is provided above.

Unaffiliated Mutual Funds. Delaware Ivy Wilshire Global Allocation Fund also may purchase shares of any investment company registered under the 1940 Act that are not series of the Delaware Funds (an “unaffiliated fund”), including shares of exchange traded funds (ETFs), provided that, immediately after such purchase, Delaware Ivy Wilshire Global Allocation Fund does not own more than3%of the total outstanding stock of such unaffiliated fund. Delaware Ivy Wilshire Global Allocation Fund anticipates that investments in unaffiliated funds will be minimal, if any.

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds' third party service providers or trading counterparties or any other service providers whose operations may affect the Funds or their shareholders.

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust's business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers' own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust's third-party service providers could disrupt the Trust's operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust's third-party service providers may be adversely affected by significant disruption of the service providers' operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust's third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust's third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust's or its shareholders' confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust's third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust's third-party service providers use to service the Trust's operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust

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Investment Strategies and Risks

and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.

IBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) was a common benchmark interest rate index used to make adjustments to variable-rate loans and historically was used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives).

The majority of LIBOR rates were phased out at the end of 2021. The most common tenors of USD LIBOR (overnight and 1-, 3-, 6- and 12-month) ceased publication as of June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. The United Kingdom Financial Conduct Authority, which regulated LIBOR, will permit the use of synthetic U.S. dollar LIBOR rates for non-U.S. contracts for a limited period of time after June 30, 2023, but any such rates would be considered non-representative of the underlying market.

Over the past several years, various regulators and industry bodies identified alternative reference rates (“ARRs”) to replace LIBOR and assist with the transition to the new ARRs. While the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty and risks related to converting certain longer-term securities and transactions to a new ARR. For example, there can be no assurance that the composition or characteristics of any ARRs or financial instruments in which a fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, while some instruments tied to LIBOR or a similar rate may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include such fallback provisions to ARRs, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments.

Any effects of the transition away from LIBOR and the adoption of ARRs, as well as other unforeseen effects, could result in losses. Furthermore, the risks associated with the discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an ARR is not completed in a timely manner.

Disclosure of Portfolio Holdings Information

Each Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of each Fund's portfolio holdings monthly, with a 30-day lag, on each Fund's website, delawarefunds.com. In addition, on a 10-day lag, we also make available on the website a month-end summary listing of the number of each Fund's securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the website or by calling 800 523-1918.

Other entities, including institutional investors and intermediaries that distribute the Funds' shares, are generally treated similarly and are not provided with the Funds' portfolio holdings in advance of when they are generally available to the public.

The Funds may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Funds are provided with the Funds' portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager's affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), the Funds' independent registered public accounting firm, the Funds' custodian, the Funds' legal counsel, the Funds' financial printer (DG3), and the Funds' proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in

 IVYSAI-JUNE 10/23

shares of the Funds' portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, nor the Manager, nor sub-advisor, nor any affiliate, receives any compensation or consideration with respect to these agreements. To protect the shareholders' interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds' Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust's Chief Compliance Officer that, among other things, addresses the operation of the Trust's procedures concerning the disclosure of portfolio holdings information.

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Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information on the Trust's Trustees and principal officers is provided below. The Trustees serve for indefinite terms until their mandatory retirement, resignation, death, or removal. Trustees who are not “interested persons” as defined by the 1940 Act are referred to as the “Independent Trustees”.

As of September 30, 2023, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of each Fund .

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[2] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015-Present)—Global Head of Public Investments (2019-Present); Head of Americas of Macquarie Group (2017-Present)	None
Independent Trustees
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases)—Managing Member (1993-Present)	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013)—Chief Executive Officer, Private Wealth Management (2011-2013)	Banco Santander International (2016-2019) Santander Bank, N.A. (2016-2019)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105

Private Investor (2011-Present); State Street Bank and Trust Company (1996-2011)—Executive Vice President of Enterprise Risk Management and Emerging Economies Strategy; and Chief Risk and Corporate Administration Officer

					None
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015)—Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015-Present) PatientsVoices, Inc. (2018-Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University—President (2010-Present)

Federal Reserve Bank of Philadelphia (2020-Present)

Kresge Foundation (2018-Present)

FS Credit Real Estate Income Trust, Inc. (2018-Present)

vTv Therapeutics Inc. (2017-Present)

Community Health Systems (2004-Present)

Drexel Morgan & Co. (2015-2019)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105

University of Oklahoma—President (2020-Present); Interim President (2019-2020); Vice President and Dean, College of Law (2010-2019)

Brookhaven Investments LLC (commercial enterprises) —Managing Member (2019-Present)

St. Clair, LLC (commercial enterprises) —Managing Member (2019-Present)

					OU Medicine, Inc. (2020-Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007-Present) Ivy Funds Complex (1998-2021)

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Management of the Trust

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children's Mercy Hospitals and Clinics (2005-2019) —Chief Administrative Officer (2016-2019)

Brixmor Property Group Inc. (2021-Present)

Sera Prognostics Inc. (biotechnology) (2021-Present)

Recology (resource recovery) (2021-2023)

Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

National Association of Corporate Directors (2017-Present)

American Shared Hospital Services (medical device) (2017-2021)

Ivy Funds Complex (2019-2021)

Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International—Chief Executive Officer (2012-2016); Bank America, U.S. Trust Private Wealth—President (2007-2008); U.S. Trust Corp.—President & CEO (2005-2007)

Invitation Homes Inc. (2023-Present)

Florida Chapter of National Association of Corporate Directors (2021-Present)

Callon Petroleum Company (2019-Present)

Camden Property Trust (2011-Present)

New Senior Investment Group Inc. (REIT)(2021)

Carrizo Oil & Gas, Inc. (2018-2019)

 IVYSAI-JUNE 10/23

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983-2013)—Vice Chairman (2009-2013)	HSBC USA Inc. (2014-2022) HSBC North America Holdings Inc. (2013-2022)
Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105

Gore Creek Capital, Ltd.—Chief Executive Officer and President (2009-Present); Capital Z Asset Management—Chief Executive Officer (2008-2009); California Public Employees' Retirement System (CalPERS)—Senior Investment Officer of Global Equity (2002-2008)

The Merger Fund (2013-2021), The Merger Fund VL (2013-2021), WCM Alternatives: Event-Driven Fund (2013-2021), and WCM Alternatives: Credit Event Fund (2017-2021)

Grange Insurance (2013-Present)

H&R Block Corporation (2008-2022)

International Securities Exchange (2010-2018)

Vassar College Trustee (2006-2018)

Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	105	3M Company (1995-2012)—Vice President and Treasurer (2006-2012)	Temple University Hospital (since 2017) Pennsylvania State System of Higher Education (since 2018)

Officers	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During the Past Five Years
David F. Connor[5] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at MAM.
Daniel V. Geatens[5] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President since December 2020; Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at MAM.

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Management of the Trust

Officers	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During the Past Five Years
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at MAM.

1	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
2	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager.
3

Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' Manager, principal underwriter, and transfer agent.

4	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
5

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

The following table shows each Trustee's ownership of shares of the Funds and of shares of all Delaware Funds as of December 31, 2022.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
H. Jeffrey Dobbs	None	Over $100,000
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	$10,001 - $50,000 (Delaware Ivy Wilshire Global Allocation Fund)	Over $100,000
Sandra A.J. Lawrence	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from Delaware Funds for which he or she served as a Trustee for the Trust's last fiscal year. Only the Independent Trustees of the Trust receive compensation from the Trust.

Trustee	Aggregate Compensation from the Funds in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex[1]
Jerome Abernathy	$5,792	None	$390,500
Thomas L. Bennett[2]	$4,241	None	$265,500
Ann D. Borowiec	$5,870	None	$395,500
Joseph W. Chow	$5,792	None	$390,500
H. Jeffrey Dobbs	$5,645	None	$380,500
John A. Fry	$5,587	None	$375,500

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Trustee	Aggregate Compensation from the Funds in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex[1]
Joseph Harroz, Jr.	$5,348	None	$360,503
Sandra A.J. Lawrence	$5,645	None	$380,500
Frances A. Sevilla-Sacasa	$5,792	None	$390,500
Thomas K. Whitford (Chair)[3]	$7,809	None	$525,500
Christianna Wood	$5,645	None	$380,500
Janet L. Yeomans	$5,792	None	$390,500

[1]

Each Independent Trustee/Director receives an annual retainer fee for serving as a Trustee/Director for the investment companies in the Delaware Funds by Macquarie family of funds (105 funds in the complex) for which they serve, plus certain meeting fees. The committee members, committee chairs, and Board Chair also receive retainers for their serving on such committees, serving as committee chair or serving as Board Chair, respectively. An Independent Trustee/Director may receive additional fees based on determination by the Board Chair and the Nominating and Corporate Governance Committee.

[2]	Thomas L. Bennett served as Board Chair until his retirement from the Board on December 31, 2022.
[3]	Thomas K. Whitford has been Board Chair since January 1, 2023.

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Size and Composition of Board: The Board is currently comprised of twelve Trustees. Eleven of the twelve are Independent Trustees. The Board comprises of Trustees with a variety of professional backgrounds and experiences. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee's normal retirement date.

Qualifications of the Trustees: The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. In reaching its determination the Board, at the recommendation of the Nominating and Corporate Governance Committee, considers, in light of the Trust's business and structure, the individual's experience, qualifications, attributes, and skills. No one such factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee's educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences; (ii) the ability to work effectively and collegially with other people; (iii) how the Trustee's background and attributes contribute to the overall mix of skills and experience on the Board as a whole; and (iv) the Trustee's willingness and ability to contribute to the Board's oversight and decision-making functions and provide the necessary skills to allow the Board to carry out its responsibilities. In addition to the table above, set forth below is a brief discussion of the specific experience, qualifications and skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

Jerome D. Abernathy — Mr. Abernathy has extensive experience in the investment management industry. He has been the Managing Member of Stonebrook Capital Management, LLC (financial technology: macro factors and databases) since 1993 and has served in various roles including Chief Investment Officer and Managing Partner. Prior to that, Mr. Abernathy served as a Managing Director at Guggenheim Investments, Director of Research at Moore Capital Management, and as a trader and researcher at Morgan Stanley. He also has experience as a director of other corporate and not-for-profit boards. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from the Massachusetts Institute of Technology. He has served on the Board since January 2019.

Ann D. Borowiec — Ms. Borowiec has extensive experience in the banking, and wealth management industry. She is currently a private investor. She was previously the Chief Executive Officer of Private Wealth Management at J.P. Morgan Chase & Co. from 2011 to 2013. During her 25 year career at J.P. Morgan, she served in a variety of senior roles including running the U.S. Private Bank, leading the global marketing team for Private Banking, and running Investor relations for J.P. Morgan Chase & Co. Ms. Borowiec began her career in public accounting. She also has experience as a director of other corporate and not-for-profit boards, including, among others, Santander Bank N.A., Banco Santander International and the New Jersey Symphony. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. She has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has extensive experience in the banking and financial services industry, including investments, risk management and business strategy. Mr. Chow is currently a private investor. He was previously at State Street Bank and Trust Company where he held a

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Management of the Trust

number of positions between 1990 and 2011, including Executive Vice President of Enterprise Risk Management, Executive Vice President of Emerging Economies Strategy, and Chief Risk and Corporate Administration Officer. He also has experience as a director of other corporate and not-for-profit boards, including Hercules Technology Growth Capital, Inc. Mr. Chow holds a B.A. degree from Brandeis University and a M.C.P. (city planning) and a M.S in Management (finance) from the Massachusetts Institute of Technology. He has served on the Board since January 2013.

H. Jeffrey Dobbs — Mr. Dobbs has extensive experience in the global professional services industry. He is currently a private investor. Mr. Dobbs was the Global Chairman of the Industrial Manufacturing Sector at KPMG LLP from 2010 to 2015, where he was a partner from 2002 to 2015 and also served as the Global Lead Partner for a Fortune 5 global automotive company from 2003 to 2015. In these roles, he was responsible for the quality and client satisfaction of the strategic, operational, risk and compliance services provided to industrial manufacturing clients around the world. Prior to that, Mr. Dobbs was a partner at Arthur Andersen from 1988 to 2002, where he also served as the Kansas City Office Managing Partner. He has experience as a director of other corporate and not-for-profit boards. Mr. Dobbs holds a B.S. in accounting from Valparaiso University and is a retired Certified Public Accountant. He has served on the Board since April 2021. Prior to that, he served on the Board of Trustees of the Ivy Funds from April 2019 to April 2021.

John A. Fry — Mr. Fry has extensive experience in higher education. Having served in senior management for three major institutions of higher learning, he has extensive experience overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He has been the President of Drexel University since 2010. Prior to that he served as President of Franklin & Marshall College from 2002 to 2010, Executive Vice President of the University of Pennsylvania from 1995 to 2002, and as a management consultant for the higher education and non-profit sectors at Coopers & Lybrand's National Higher Education Consulting Practice from 1990 to 1995 and KPMG Peat Marwick from 1982 to 1990. He also has extensive experience as a director of other corporate and not-for-profit boards, including, among others, the Federal Reserve Bank of Philadelphia, the Kresge Foundation and FS Credit Real Estate Income Trust Inc. Mr. Fry holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. He has served on the Board since January 2001.

Joseph Harroz, Jr. — Mr. Harroz has extensive experience in higher education. He has been the President of the University of Oklahoma since 2020. Prior to that he served as the Interim President from 2019 to 2020, Dean of the College of Law from 2010 to 2019, General Counsel from 1997 to 2019 and Vice President of Executive Affairs from 1994 to 1997. Mr. Harroz is a Managing Member of Brookhaven Investments LLC and St. Clair, LLC, each commercial enterprises, since 2019. He also has experience as a director of other corporate and not-for-profit boards, including OU Health, Inc., Big 12 Athletic Conference and Valliance Bank. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. He has been on the Board since April 2021 and prior to that on the Board of Trustees of the Ivy Funds from November 1998 to April 2021, serving as chair of that board for more than a decade.

Sandra A.J. Lawrence — Ms. Lawrence has extensive experience in the healthcare and financial services sectors. She is currently a private investor. Ms. Lawrence was Chief Administrative Officer and Executive Vice President of Children's Mercy Hospitals and Clinics from 2016 to 2019 and Chief Financial Officer and Executive Vice President from 2005 to 2016. Prior to that, she was Chief Financial Officer and Senior Vice President of Midwest Research Institute (MRI) from 2004 to 2005, Vice President and Administrator of Gateway, Inc. from 1998 to 2000, General Manager of Gateway's Kansas City operation from 1997 to 1998, Director of MRI's Statistics & Economics Center from 1995 to 1997, and President of Stern Brothers (investment bank) from 1992 to 1995. Ms. Lawrence also previously served as interim Chief Executive Officer of Frontier Medical Research, President and Chief Executive Officer of Global Packaging Solutions, Inc., and in various roles in commercial real estate development. She also has extensive experience as a director of other corporate, private, and not-for-profit boards. Ms. Lawrence holds a B.A. from Vassar College, an M.Arch from the Massachusetts Institute of Technology, and an M.B.A. from Harvard Business School. She has served on the Board since April 2021. Prior to that, she served on the Board of Trustees of the Ivy Funds from April 2019 to April 2021.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has extensive experience in banking and wealth management. She is currently a private investor and was CEO of Banco Itaú International, Miami, Florida, from April 2012 to December 2016. She served as Executive Advisor to the Dean of the University of Miami School of Business from August 2011 to March 2012, Interim Dean of the University of Miami School of Business from January 2011 to July 2011, President of U.S. Trust, Bank of America Private Wealth Management from July 2007 to December 2008, President and CEO of US Trust Company from early 2007 until June 2007, and President of US Trust Company from November 2005 until June 2007. She previously served in a variety of roles with Citigroup's private banking business, including President of Latin America Private Banking, President of Europe Private Banking, and Head of International Trust Business. She also has experience as a director of other corporate and not-for-profit boards. Ms. Sevilla-Sacasa holds a B.A. from the University of Miami and an M.B.A from the Thunderbird School of Global Management. She has served on the Board since September 2011.

Thomas K. Whitford — Mr. Whitford has extensive experience in the banking and financial services industry. He is currently a private investor. He was the Vice Chairman of PNC Financial Services Group from 2009 to 2013. Prior to that, he held a number of other leadership positions at PNC, including Chairman of National City Bank (responsible for PNC's integration of National City Corporation) from 2008 to 2009, Chief Administrative Officer from 2007 to 2008, Chief Risk Officer from 2002 to 2007, Chief Executive Officer of PNC's Wealth Management business from 1997 to 2001 and other positions from 1983 to 1997. He also has previous experience as a director of other corporate and not-for-profit boards, including among others, HSBC North America Holdings Inc., HSBC Finance Corporation, Longwood Gardens and The Barnes Foundation. Mr. Whitford holds a B.S. from the University of Massachusetts and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013 and chair since January 2023.

Christianna Wood — Ms. Wood has extensive portfolio management experience in the institutional investment management industry. She has been the President and Chief Executive Officer of Gore Creek Capital, Ltd. since 2009. Prior to that she served as the Chief Executive Officer of Capital

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Z Asset Management (one of the largest independent sponsors of hedge funds) from 2008 to 2009 and as the Senior Investment Officer of Global Equity of the California Public Employees' Retirement System (CalPERS) (the largest public pension plan in the United States) from 2002 to 2008. At CalPERS, in addition to the responsibility for their $150 billion global equity portfolio, Ms. Wood also had oversight responsibilities for CalPERS corporate governance program and ESG strategies. She has extensive experience as a non-executive director of numerous corporate and not-for-profit boards. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood was a 2018 Harvard University Advanced Leadership Fellow. She has served on the Board since January 2019.

Janet L. Yeomans — Ms. Yeomans has extensive broad-based financial experience, including global financial risk management, investments, and mergers and acquisitions. She is currently a private investor. Ms. Yeomans was previously Vice President and Treasurer of 3M, a multinational conglomerate, from 1995 to 2012 where she was responsible for funding global operations, managing the investment of employee benefit assets and advising the Board on financial related matters. Prior to that, Ms. Yeomans managed the Investment Technology Group at Interactive Data Corporation and was an econometric consultant at Data Resources, Inc. Ms. Yeomans served as an adjunct professor of IT Governance at Temple University's Fox School of Business in 2016. She also has experience as a director of other corporate and not-for-profit boards, including, the Minnesota State Board of Investment, Temple University Hospital and the Pennsylvania State System of Higher Education. Ms. Yeomans holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. She has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has approximately 30 years of experience in the investment management industry. He has been the Global Head of Macquarie Asset Management since January 2019 and Head of Americas - Macquarie Group since December 2017 and he is responsible for all aspects of the firm's business. He joined the firm as President of Macquarie Asset Management - Americas in 2015. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Board Leadership Structure: The Board has overall responsibility for the oversight of the Funds. The Chair of the Board is an Independent Trustee and the Chair of each Committee of the Board is an Independent Trustee. The Board has five standing Committees: Audit Committee, Nominating and Corporate Governance Committee, Equity Investments Committee, Fixed Income, Multi-Asset and Sub-advised Fund Investments Committee, and Committee of Independent Trustees/Directors. The role of the Chair of the Board is to preside at all meetings of the Board, to act as a liaison with service providers, fund officers, legal counsel and other Trustees generally between meetings and to actively develop meeting agendas. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee, respectively, from time to time.

The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board's leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board. The committee currently consists of the following Independent Trustees: Frances Sevilla-Sacasa, Chair; H. Jeffrey Dobbs; and Sandra A. J. Lawrence. The Audit Committee held six meetings during the Trust's last fiscal year.

Nominating and Corporate Governance Committee: This committee is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The committee currently consists of the following Independent Trustees: Ann D. Borowiec, Chair; John A. Fry; Joseph Harroz, Jr.; and Thomas K. Whitford (ex officio). The Nominating and Corporate Governance Committee held six meetings during the Trust's last fiscal year.

The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the committee in evaluating the recommendation.

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Management of the Trust

In evaluating nominees, the committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

Investments Committees: Each of the Investments Committees works to assist the Board in the oversight, monitoring, and evaluation of Fund performance, investment related risks and other related matters, meet with the investment management team representatives of the Funds from time to time to discuss investment performance and investment process and perform such other functions as may be delegated to it from time to time by the Board.

The Equity Investments Committee currently consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; H. Jeffrey Dobbs; and Christianna Wood. The Equity Investments Committee held five meetings during the Trust's last fiscal year.

The Fixed Income, Multi-Asset and Sub-advised Fund Investments Committee consists of the following Independent Trustees: Janet L. Yeomans, Chair; Jerome D. Abernathy; Sandra A.J. Lawrence; and Christianna Wood. The Fixed Income, Multi-Asset and Sub-advised Fund Investments Committee held four meetings during the Trust's last fiscal year.

Committee of Independent Trustees/Directors: This committee oversees the approval process of the Funds' advisory and distribution agreements and arrangements, serves as a liaison between the Board and the Manager and the Funds' Chief Compliance Officer and undertakes other responsibilities. The committee is comprised of all of the Trust's Independent Trustees. The Committee of Independent Trustees held four meetings during the Trust's last fiscal year.

Board Role in Risk Oversight: Investing in general and the operation of a Fund involve a variety of risks, such as investment risk, illiquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, sub-advisers, the Funds' Chief Compliance Officer, the Funds' independent registered public accounting firm, counsel, and other parties, as appropriate, regarding risks faced by the Funds and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Manager and other service providers to the Funds. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or the Manager, its affiliates or other service providers.

Code of Ethics

The Trust, the Manager, Wilshire, MIMGL and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager and any Macquarie affiliates advising the Funds (collectively, “Macquarie Asset Management Public Investments”) will vote such proxies pursuant to Macquarie Asset Management Public Investments' (“MPI”) Proxy Voting Policies and Procedures (the “Procedures”). MPI has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing MPI's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow MPI to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

In order to facilitate the actual process of voting proxies, MPI has contracted with proxy advisory firms to analyze proxy statements on behalf of the Funds and MPI's other clients and provide MPI with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firms' services. If a proxy has been voted for the Funds, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds' website at http://www.delawarefunds.com/proxy; and (ii) on the

Commission's website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors MPI may consider is the quality and depth of the company's management. As a result, MPI believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MPI's votes are cast in accordance with the recommendations of the company's management.

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However, MPI may vote against management's position when it runs counter to MPI's specific Proxy Voting Guidelines (the “Guidelines”), and MPI will also vote against management's recommendation when MPI believes such position is not in the best interests of the Funds.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the Trust has delegated proxy voting to MPI, the Funds are not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, MPI does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which MPI receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by MPI's portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firms should in most instances adequately address any potential conflicts of interest. If MPI becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee's delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm's recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If MPI's portfolio management team is considering voting a proxy contrary to the proxy advisory firm's research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between MPI and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm's research recommendation or abstain from voting.

Delaware Ivy Wilshire Global Allocation Fund is a fund of funds that invests primarily in a combination of Underlying Affiliated Funds. If an Underlying Affiliated Fund has a shareholder meeting, the Manager, if possible, will vote Delaware Ivy Wilshire Global Allocation Fund's interests in the Underlying Affiliated Fund in the same proportion as the votes cast by all of the other shareholders of the Underlying Affiliated Fund. This is known as “mirror voting” or “echo voting” and is designed to avoid potential conflicts of interest.

Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.

Together, the Manager and the other subsidiaries of Macquarie Management Holdings, Inc. (“MMHI”) manage, as of June 30, 2023, approximately $183.5 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Asset Management” is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited.

The Funds' Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days' notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

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Investment Manager and Other Service Providers

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Accumulative Fund	0.70% of net assets up to $1 billion 0.65% of net assets over $1 billion and up to $2 billion 0.60% of net assets over $2 billion and up to $3 billion 0.55% of net assets over $3 billion
Delaware Ivy Wilshire Global Allocation Fund (Multi-Asset Segment, cash on hand, and all other Fund assets other than Private Equity Segment)	0.06% of net assets up to $500 million 0.05% of net assets over $500 million and up to $1 billion 0.04% of net assets over $1 billion and up to $2 billion 0.03% of net assets over $2 billion
Delaware Ivy Wilshire Global Allocation Fund (Private Equity Segment only)	0.70% of net assets up to $1 billion 0.65% of net assets over $1 billion and up to $2 billion 0.60% of net assets over $2 billion and up to $3 billion 0.55% of net assets over $3 billion

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During the last three fiscal years, the Funds paid the following investment management fees to its investment advisor:

Fund	June 30, 2023	June 30, 2022	June 30, 2021
Delaware Ivy Accumulative Fund	$5,039,706 earned $5,039,706 paid $0 waived	$11,125,020 earned $11,118,235 paid $6,785 waived	$12,207,431 earned $12,207,431 paid $0 waived
Delaware Ivy Wilshire Global Allocation Fund	$382,920 earned $223,556 paid $159,364 waived	$545,704 earned $156,632 paid $389,072 waived	$610,130 earned $325,955 paid $284,175 waived

Except for those expenses borne by the Manager under the Investment Management Agreement, Wilshire under its Sub-Advisory Agreement, and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, such expenses include each Fund's proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Sub-Advisors

The Manager has entered into a sub-advisory agreement with Wilshire with respect to Delaware Ivy Wilshire Global Allocation Fund (the “Wilshire Sub-Advisory Agreement”). The Manager has also entered into a sub-advisory agreement on behalf of Delaware Ivy Accumulative Fund with MIMGL, which is an affiliate of the Manager (the “Affiliated Sub-Advisor”).

Wilshire

Wilshire, an SEC-registered investment adviser located at 1299 Ocean Avenue, #600, Santa Monica, California, 90401, serves as an investment sub-advisor to Delaware Ivy Wilshire Global Allocation Fund pursuant to the Wilshire Sub-Advisory Agreement. Founded in 1972, Wilshire advises on over $1.3 trillion in assets and manages $88 billion in assets, as of June 30, 2023.

The Wilshire Sub-Advisory Agreement provides that it may be renewed from year to year, upon approval by (i) the Board and (ii) a majority of the Independent Trustees. The Wilshire Sub-Advisory Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, the Wilshire Sub-Advisory Agreement is terminable at any time, without penalty, by the Board, by a vote of a majority of the outstanding voting securities of the class of capital stock of the Fund, or by the Manager on 60 days' written notice to Wilshire, or by Wilshire on 60 days' written notice to the Manager.

The sub-advisory fee is accrued daily and payable in arrears on the 15th day of each calendar month.

For its services, the Manager pays to Wilshire an annual fee based on net assets. The amount of the annual fee is set forth in the following schedule:

Fee Payable to Wilshire as a Percentage of Net Assets
Delaware Ivy Wilshire Global Allocation Fund	0.06% of net assets up to $500 million 0.05% of net assets over $500 million and up to $1 billion 0.04% of net assets over $1 billion and up to $2 billion 0.03% of net assets over $2 billion

For the last fiscal year, the Manager paid Wilshire the following investment sub-advisory fees (on an aggregated basis): $382,646.

For the last fiscal year, the investment sub-advisory fees paid to Wilshire as a percentage of Delaware Ivy Wilshire Global Allocation Fund's average daily net assets were 0.06%.

Affiliated Sub-Advisor

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of June 30, 2023, MAM managed more than $357.9 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager's portion of the Delaware Ivy Accumulative Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL's specialized market knowledge.

Pursuant to the terms of the sub-advisory agreement with MIMGL, the investment sub-advisory fee is paid by the Manager to the Affiliated Sub-Advisor based on the extent to which the Affiliated Sub-Advisor provides services to the Fund. During the Fund's last fiscal year, the Manager did not pay compensation to the Affiliated Sub-Advisor for services rendered under the sub-advisory agreement.

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Investment Manager and Other Service Providers

Distributor

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds' shares under a Distribution Agreement dated April 30, 2021. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Retail Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectuses for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

During the Funds' last three fiscal years, the Funds' distributor received net commissions from each Fund on behalf of its respective Class A shares, after reallowances to dealers, as follows:

Fiscal Year End	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
Delaware Ivy Accumulative Fund
6/30/2023	$147,344	$123,378	$23,966
6/30/2022	$501,817	$264,417	$237,400
6/30/2021*	$358,088	$312,374	$45,714
Delaware Ivy Wilshire Global Allocation Fund
6/30/2023	$260,947	$219,020	$41,927
6/30/2022	$588,321	$300,648	$287,673
6/30/2021*	$427,574	$285,087	$142,487

*	Ivy Distributors, Inc., the Funds' former distributor, served for a portion of this fiscal year.

During the Funds' last three fiscal years, the Funds' distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments with respect to Class A shares and contingent deferred sales charge (“CDSC”) payments with respect to Class C shares as follows:

Fiscal Year End	Class A	Class C
Delaware Ivy Accumulative Fund
6/30/2023	$2,596	$1,540
6/30/2022	$375	$223
6/30/2021*	$1,068	$377
Delaware Ivy Wilshire Global Allocation Fund
6/30/2023	$1,888	$815
6/30/2022	$1,315	$329
6/30/2021*	$874	$897

*	Ivy Distributors, Inc., the Funds' former distributor, served for a portion of this fiscal year.

Transfer Agent

Effective June 24, 2022, Delaware Investments Fund Services Company (DIFSC) became the transfer agent for the Funds. DIFSC, an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and serves as the Funds' shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for the other Delaware Funds.

The Transfer Agent is paid a fee by the Funds for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Funds will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Funds. The Transfer Agent's compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

Prior to June 24, 2022, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), or one of WISC's agents performed shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and the handling of shareholder inquiries.

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Each Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides subtransfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds' transfer agency expenses.

Fund Accountants

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds' NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds' pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Funds' NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Funds on a relative NAV basis.

Waddell & Reed Services Company, doing business as WISC, (or a sub-agent) previously provided the Funds with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports.

Fees paid for accounting services during the past three fiscal years ended June 30, 2023, June 30, 2022 and June 30, 2021 for each of the Funds were as follows:

Fund	June 30, 2023	June 30, 2022*	June 30, 2021*
Delaware Ivy Accumulative Fund	$125,018	$250,574	$263,349
Delaware Ivy Wilshire Global Allocation Fund	$207,448	$172,624	$179,167

*	WISC provided accounting services to the Funds for all or a portion of this fiscal year.

Securities Lending Agent

The Board has approved each Fund's participation in a securities lending program. Under the securities lending program, BNY Mellon serves as the Funds' securities lending agent (“Securities Lending Agent”).

For the fiscal year ended June 30, 2023, the income earned by the Funds as well as the fees and/or compensation paid by the Funds pursuant to the Lending Agreement between the Trust with respect to the Funds and the Securities Lending Agent were as follows:

Securities Lending Activities	Delaware Ivy Accumulative Fund	Delaware Ivy Wilshire Global Allocation Fund
Gross income from securities lending activities	$653,130.49	$0
Fees and/or compensation paid by a Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$8,094.53	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in revenue split	$0	$0
Administrative fees not included in revenue split	$0	$0
Indemnification fees not included in revenue split	$0	$0
Rebates paid to (received from) borrowers	$551,918.41	$0
Other fees not included above	$0	$0
Aggregate fees/compensation paid by (paid to) a Fund for securities lending activities	$560,012.94	$0
Net income from securities lending activities	$93,117.55	$0

For the fiscal year ended June 30, 2023, the Securities Lending Agent provided the following services to the Funds in connection with their securities lending activities: (i) entering into loans subject to guidelines or restrictions provided by the Fund; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral in accordance with the Fund's guidelines;

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Investment Manager and Other Service Providers

(vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Fund; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Fund at loan termination.

Custodian

BNY Mellon is the custodian of each Fund's securities and cash. As custodian for the Funds, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities. BNY Mellon also serves as the Funds' custodian for their investments in foreign securities.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

Portfolio Managers

I. Delaware Management Company

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of June 30, 2023 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Bradley M. Klapmeyer Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	6 1 10	$8.0 billion $14.1 million $400.6 million	0 0 1	$0 $0 $34.4 million
Brad Angermeier Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	6 1 10	$8.0 billion $14.1 million $400.6 million	0 0 1	$0 $0 $34.4 million

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for each such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or a Fund. Additionally, the management of multiple funds or accounts and a Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

Some of the accounts managed by the portfolio managers as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio manager has an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio manager's compensation consists of the following:

Base Salary — Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

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Bonus — Each named portfolio manager is eligible to receive an annual cash bonus.  The bonus pool is determined by the revenues associated with the products the portfolio managers manage.  Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant products and the investment management team) creates the “bonus pool” for the products.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share.  The pool is allotted based on subjective factors and objective factors.  The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. peer groups and the performance of institutional composites relative to the appropriate indices.  Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager's retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager's retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Securities

As of June 30, 2023, the portfolio managers did not own any shares of the Funds.

II. Wilshire

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of June 30, 2023 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts[1]	Total Assets Managed[1]	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Nathan Palmer Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	25 0 0	$2.5 billion $0 $0	0 0 0	$0 $0 $0
Anthony Wicklund Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	20 0 0	$1.7 billion $0 $0	0 0 0	$0 $0 $0

1	Certain accounts and assets in this table are managed by multiple portfolio managers and are reflected in the totals for each such portfolio manager.

Description of Material Conflicts of Interest

All Wilshire portfolio managers must manage assets in their personal accounts in accordance with Wilshire's Code of Ethics. Wilshire has relationships with investment managers and other financial professionals and as such, a potential conflict may arise between the Fund's and Wilshire's interests. Wilshire has policies and procedures in place to address potential conflicts of interest. Wilshire also has adopted policies and procedures designed for fair allocation of investment opportunities between the Fund and other accounts managed by the same portfolio manager, including accounts of Wilshire or their affiliates.

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Portfolio Managers

Compensation Structure

The compensation package for the portfolio managers consists of a fixed salary and cash bonus. The salary is set each year and is commensurate with each individual's expected contribution to his or her team, Wilshire's clients, and to the overall success of the firm. The bonus portion of the salary is based upon measurable criteria that seek to tie compensation to client satisfaction and performance-relevant benchmarks, among other factors. Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Wilshire employees.

Ownership of Securities

As of June 30, 2023, Anthony Wicklund owned between $10,001-$50,000 of Delaware Ivy Wilshire Global Allocation Fund, and Nathan Palmer did not own any shares of the Funds.

Trading Practices and Brokerage

The Manager selects broker/dealers to execute transactions on behalf of the Funds for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Funds. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

During the last three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Funds were as follows:

	June 30, 2023	June 30, 2022	June 30, 2021
Delaware Ivy Accumulative Fund	$452,802	$709,429	$490,408
Delaware Ivy Wilshire Global Allocation Fund	$0	$0	$0

Subject to applicable requirements, such as seeking best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services may include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analysis; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, and the Funds' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Funds paying higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager that constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as a Fund is not disadvantaged, other than the potential for additional commissions/equivalents, portfolio transactions that generate commissions or their equivalent can be allocated to broker/dealers that provide services directly or indirectly to a Fund and/or to other Delaware Funds. Subject to best execution, commissions/equivalents allocated to brokers providing such services may or may not be generated by the funds receiving the service. In such instances, the commissions/equivalents would be used for the advantage of a Fund or other funds and not for the advantage of the Manager.

During the fiscal year ended June 30, 2023, brokerage commissions of $255,294 and $0 based on portfolio transactions of $1,480,804,853 and $0 were directed to brokers for brokerage and research services provided to Delaware Ivy Accumulative Fund and Delaware Ivy Wilshire Global Allocation Fund, respectively.

As of June 30, 2023, the Funds did not hold securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers' parents.

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The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

The Funds have the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Funds. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Capital Structure

Capitalization

The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust's registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of a Fund represent an undivided proportionate interest in the assets of the Fund. Shareholders of the Funds' Institutional Classes may not vote on any matter that affects the Retail Classes' distribution plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes' Rule 12b-1 Plans that relate to the Class of shares that they hold. However, a Fund's Class C shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to its Class A shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of a Fund. General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes' Rule 12b-1 Plans will be allocated solely to those classes and Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or subtransfer agency fees paid to brokers, dealers, or other financial intermediaries.

Effective July 1, 2021, Class N shares were renamed Class R6 for the Delaware Ivy Wilshire Global Allocation Fund. On December 5, 2022, the Class R6 shares of Delaware Ivy Accumulative Fund were liquidated.

Noncumulative Voting

The Trust's shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

Purchasing Shares

General Information

Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in a Fund's best interest. The minimum initial investment generally is $1,000 for Class A shares and Class C shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of any Delaware Fund, the Manager, or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. There are no minimum purchase requirements for Class R6 and Class I shares (except those purchased through an automatic investment plan), but certain eligibility requirements must be met.

You may purchase only up to $1 million of Class C shares of each Fund at one time. Orders that exceed $1 million or more will be rejected. See “Investment Plans” below for purchase limitations applicable to retirement accounts. An investor should keep in mind that reduced front-end sales charges apply to investments of $50,000 or more in Class A shares, and that Class A shares are subject to lower annual Rule 12b-1 Plan expenses than Class C shares and generally are not subject to a CDSC.

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Purchasing Shares

Financial intermediaries are responsible for transmitting orders promptly. Each Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Fund. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a US financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

Each Fund also reserves the right, following shareholder notification, to charge a service fee on nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, each Fund reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with respect to the financial intermediary's policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

Comparison of Share Classes

The alternative purchase arrangements of Class A shares and Class C shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A shares of a Fund, or to purchase Class C shares and have the entire initial purchase amount invested in such Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class C shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class C shares are subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% of average daily net assets of the Class, 0.25% of which is a service fee to be paid to the Distributor, dealers, or others to encourage and foster the maintenance of shareholder accounts. Class C shares that automatically convert to Class A shares at the end of approximately 8 years after purchase will be subject to Class A shares' annual Rule 12b-1 Plan expenses.

The higher Rule 12b-1 Plan expenses on Class C shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time.

For the distribution and related services provided to, and the expenses borne on behalf of, a Fund, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees; in the case of Class C shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial intermediaries may receive different compensation for selling the Retail Classes. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans and the CDSC applicable to Class C shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A shares in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans under Rule 12b-1 for the Retail Classes” below.

Class R6 shares have no upfront sales charge, are not subject to a CDSC, and do not assess a 12b-1 fee. Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any unaffiliated brokers, dealers, or other financial intermediaries. Class R6 shares may only be purchased by certain eligible investors. See “Investing in the Fund - Choosing a share class - Class R6” in Delaware Ivy Wilshire Global Allocation Fund's Prospectus for information about Class R6 share purchase eligibility.

Dividends, if any, paid on the Retail Classes, Class R6 shares, and Class I shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to the Retail Classes will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” for more information.

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Class A Shares: Purchases of $50,000 or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectuses, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features—Class A shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid.

Share Class Exchanges

If you wish to transfer your investment between share classes (within the same Fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanges of shares for the same Fund generally will be tax-free for federal income tax purposes. You should consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

Each of these exchange privileges is subject to termination and may be amended from time to time.

Exchanging Class A shares for Class I shares

Class A shares purchased by accounts participating (or intending to participate) in certain programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Class I shares of another fund under certain circumstances, depending on such Program's eligibility to purchase Class I shares of the fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class A shares that were sold without a front-end sales load but for which the Distributor has paid a commission to a financial intermediary are generally not eligible for this exchange privilege until the applicable CDSC period has expired.

Exchanging Class C shares for Class A shares or Class I shares

Class C shares purchased by accounts participating (or intending to participate) in certain Programs may be exchanged by the financial intermediary on behalf of the shareholder for either Class A shares or Class I shares of a Fund under certain circumstances, depending on such Program's eligibility to purchase either Class A shares or Class I shares of the Fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period is generally one year after the purchase of such Class C shares.

Exchanging Class I shares for Class A shares

If a shareholder of Class I shares has ceased his or her participation in a Program, or the financial intermediary has determined to utilize Class A shares in the Program or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange all such Class I shares for Class A shares of a Fund. Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge.

Dealer's Commission

For initial purchases of Class A shares of $1 million or more, a dealer's commission may be paid by the Distributor to financial intermediaries through whom such purchases are effected.

In determining a financial intermediary's eligibility for the dealer's commission, purchases of Class A shares of other Delaware Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below) may be aggregated with those of the Class A shares of another Fund. Financial intermediaries also may be eligible for a dealer's commission in connection with certain purchases made under a letter of intent or pursuant to an investor's right of accumulation. Financial intermediaries should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

An exchange from other Delaware Funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

The Delaware Funds no longer offer a dealer's commission to financial intermediaries on sales eligible for purchase at NAV in Class A shares for retirement plan accounts as described in the Prospectuses.

Contingent Deferred Sales Charge—Class C shares

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Purchasing Shares

Class C shares are purchased without a front-end sales charge. Class C shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “net asset value at the time of purchase” will be the NAV at purchase of Class C shares, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “net asset value of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange. See the Prospectuses for a list of the instances in which the CDSC is waived.

Approximately 8 years after purchase, the investor's Class C shares will be eligible to automatically convert to Class A shares of the same Fund. See “Automatic Conversion of Class C Shares” below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A shares to which Class C shares will convert are subject to Class A shares' ongoing annual Rule 12b-1 Plan expenses.

In determining whether a CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Automatic Conversion of Class C shares

Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund. Conversions of Class C shares into Class A shares will generally occur monthly during the calendar year, on the 18th day or next business day of each month (each, a “Conversion Date”). If the eighth anniversary after a purchase of Class C shares falls on a Conversion Date, an investor's Class C shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class C shares will be converted on the next Conversion Date after such anniversary.

The automatic conversion of Class C to Class A shares will be on the basis of the NAV per share, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through a reinvestment of dividends will convert to Class A shares of the Fund pro rata with Class C shares of the Fund not acquired through dividend reinvestment. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans, omnibus accounts, and in certain other instances, a Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares.

In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. In these cases, certain Class C shareholders may not be eligible to convert to Class A shares as described above. However, these Class C shareholders may be permitted to exchange their Class C shares for Class A shares pursuant to the terms of the financial intermediary's conversion policy. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of Class C shares to Class A shares.

Level Sales Charges Alternative—Class C shares

Class C shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates financial intermediaries for selling Class C shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C shares are subject to annual Rule 12b-1 Plan expenses and, as discussed above, if redeemed within 12 months of purchase, a CDSC.

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C shares. These payments support the compensation paid to financial intermediaries for selling Class C shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

Holders of Class C shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C shares as described in this SAI. See “Redemption and Exchange” below.

Plans under Rule 12b-1 for the Retail Classes

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for each of the Retail Classes (the “Plans”). Each Plan permits a Fund to pay for certain distribution and/or shareholder servicing expenses of only the class of shares to which the Plan applies. The Plans do not apply to the Class I shares or Class R6 shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of a Fund's Class I shares or Class R6 shares. Shareholders of the Class I and Class R6 shares may not vote on matters affecting the Plans.

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The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Retail Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things: preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes; compensating sales and marketing personnel; holding special promotions for specified periods of time; and paying distribution and maintenance fees to financial intermediaries and others. In connection with the promotion of shares of the Retail Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning the Retail Classes and increase sales of the Retail Classes.

The Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Retail Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust's Independent Trustees, who may reduce the fees or terminate the Plans at any time.

All of the distribution expenses incurred by the Distributor and others, such as financial intermediaries, in excess of the amount paid on behalf of the Retail Classes would be borne by such persons without any reimbursement from such Retail Classes. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act and subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from, or to, firms that receive payments under the Plans.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plans and the Distribution Agreement, as amended, have all been approved by the Board, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the Plans and the Distribution Agreement, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner as specified above.

Each year, the Board must determine that continuation of the Plans is in the best interest of shareholders of the Retail Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Retail Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Retail Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreement, or by a majority vote of the relevant Retail Class's outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Retail Class's outstanding voting securities. Also, any other material amendment to the Plans must be approved by a majority vote of the Board, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreement. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for its review.

For the fiscal year ended June 30, 2023, the Rule 12b-1 payments for the Delaware Ivy Accumulative Fund's Class A shares and Class C shares were: $1,534,927 and $14,531, respectively. Such amounts were used for the following purposes:

Delaware Ivy Accumulative Fund	Class A shares	Class C shares
Advertising	$-	$-
Annual/Semiannual Reports	$-	$-
Broker Sales Charge	$-	$2,247
Broker Trails*	$1,322,516	$1,675
Salaries & Commissions to Wholesalers	$60,540	$1,954
Interest on Broker Sales Charge	$-	$82
Promotion - Other	$-	$-
Prospectus Printing	$-	$-
Wholesaler Expenses	$151,871	$8,573
Total Expenses	$1,534,927	$14,531

For the fiscal year ended June 30, 2023, the Rule 12b-1 payments for the Delaware Ivy Wilshire Global Allocation Fund's Class A shares and Class C shares were: $1,195,119 and $36,776, respectively. Such amounts were used for the following purposes:

Delaware Ivy Wilshire Global Allocation Fund	Class A shares	Class C shares
Advertising	$-	$-
Annual/Semiannual Reports	$-	$-

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Purchasing Shares

Delaware Ivy Wilshire Global Allocation Fund	Class A shares	Class C shares
Broker Sales Charge	$-	$3,447
Broker Trails*	$946,408	$16,593
Salaries & Commissions to Wholesalers	$65,357	$2,745
Interest on Broker Sales Charge	$-	$117
Promotion - Other	$-	$-
Prospectus Printing	$-	$-
Wholesaler Expenses	$183,354	$13,874
Total Expenses	$1,195,119	$36,776

*

The broker trail amounts listed in this row are principally based on payments made to financial intermediaries monthly. However, certain financial intermediaries receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value: As disclosed in the Prospectuses, participants of certain group retirement plans and members of their households may make purchases of Class A shares at NAV. The requirements are as follows: (i) the purchases must be made in a Delaware Funds Individual Retirement Account (“Foundation IRA®”) established by a participant from a group retirement plan or a member of their household distributed by an affiliate of the Manager; and (ii) purchases in a Foundation IRA require a minimum initial investment of $5,000 per Fund. The Delaware Funds reserve the right to modify or terminate these arrangements at any time.

Additional Class A shares of a Fund may be purchased at NAV by existing shareholders or certain participants who were in a certain legacy group plan as of June 30, 2014 and who were transferred to a certain legacy group plan as of July 1, 2014, where participants of such legacy group plan were eligible for purchasing shares at NAV under a predecessor fund's eligibility requirements set by the predecessor fund's company.

Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Funds do not accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent or financial intermediary may surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charges otherwise applicable. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Funds and of any class of any of the other Delaware Funds previously purchased or acquired as the result of a merger or reorganization of a predecessor fund (as applicable) and still held as of the date of their letter of intent toward the completion of such letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Fund that did carry a front-end sales charge, CDSC, or Limited CDSC or as the result of a merger or reorganization of a predecessor fund (as applicable) that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor's obligation under a letter of intent, Class C shares of the Funds and the corresponding classes of shares of other Delaware Funds that offer such shares may be aggregated with Class A shares of the Funds. Your financial intermediary may have different procedures for administering this feature.

Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds. Your financial intermediary may have different procedures for administering this feature.

The privilege also extends to all purchases made at one time by any of the following:

•
an individual

•
an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

•
a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

•
a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

To ensure that you receive available reduced front-end sales charges, you must advise your broker-dealer or your financial intermediary of all eligible accounts and shares that can be aggregated with your own accounts for right of accumulation purposes as well as your desire to enter into a letter of intent (if applicable). If you or your broker dealer or financial intermediary do not let the Funds know that you are eligible for a waiver or reduction, you may not receive a reduction to the front-end sales charges to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all eligible accounts.

Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A shares, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds.

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If, for example for an equity fund, any such purchaser has previously purchased and still holds Class A shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional Class A shares of a Fund, the charge applicable to the $10,000 purchase would currently be 4.75%.

For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Prospectuses to determine the applicability of the right of accumulation to their particular circumstances. Your financial intermediary may have different procedures for administering this feature.

Right of Reinvestment Privilege: Holders of Class A shares of the Funds (and of the Class I shares of the Funds holding shares that were acquired through an exchange from one of the other Delaware Funds offered with a front-end sales charge) who redeem such shares have up to 90 days from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Funds or in the same Class of any of the other Delaware Funds. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Persons investing redemption proceeds from direct investments in Delaware Funds offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. The reinvestment privilege does not extend to a redemption of Class C shares. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to a Delaware Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Fund, including charges and expenses.

Investors should consult their financial intermediaries or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans: Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Profit Sharing, Pension, and 401(k) Defined Contribution Plans) that are not eligible to purchase shares of Class I may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Prospectuses, based on total plan assets. If a company has more than one plan investing in Delaware Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Funds at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to nonretirement Delaware Funds investment accounts if they so notify the Fund or financial intermediary in which they are investing in connection with each purchase. See “Retirement Plans for the Retail Classes” under “Investment Plans” below for information about retirement plans. This feature is dependent on your financial intermediary's right of accumulation policies.

The Limited CDSC may be generally applicable to any redemptions of NAV purchases made on behalf of a group investment plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Fund.

Investment Plans

Reinvestment Plan

Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder's account on that date.

Reinvestment of Dividends in other Delaware Funds

Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may be able to automatically reinvest dividends and/or distributions in any of the other Delaware Funds, including the Funds, in states where their shares may be sold. However, if you received shares as the result of a transaction involving a predecessor fund, you may not be able to reinvest your dividends at the current time. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

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Investment Plans

Subject to the following limitations, dividends and/or distributions from other Delaware Funds may be invested in shares of the Funds, provided an account has been established. Dividends from Class A shares may only be directed to other Class A shares, dividends from Class C shares may only be directed to other Class C shares, dividends from Class I shares may only be directed to other Class I shares and dividends from Class R6 shares may only be directed to other Class R6 shares.

Compensation to Financial Intermediaries — Dividend and Capital Gains

Dividends and capital gains on Class C shares may be reinvested at NAV, however the Distributor will not compensate the financial intermediaries on the shares resulting from the dividends or capital gains at the time of reinvestment. Shares resulting from dividends and capital gains must age 12 months following the reinvestment date, and Rule 12b-1 Plan fees will be paid to the financial intermediary in the 13th month following the reinvestment date.

Investing by Exchange

If you have an investment in another Delaware Fund, you may be able to exchange part or all of your investment into shares of the Funds. If you received shares as the result of a transaction involving a predecessor fund, you may not be able to exchange shares of the predecessor fund into other Delaware Funds at the current time. If you wish to open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Funds' Prospectuses. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing by Electronic Fund Transfer

Direct Deposit Purchase Plan: Investors may arrange for the Funds to accept direct deposits for investment through an agent bank, preauthorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks. If you participate in a direct deposit purchase plan for an account held directly with the Funds' transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchases.

Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder's bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT. If you participate in an automatic investment program for an account held directly with the Funds' transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with automatic investment program purchases.

Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

Direct Deposit Purchase by Mail

Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Funds will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service

You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed. A “Business Day” is any day that the New York Stock Exchange (NYSE) is open for business. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option

Shareholders can use the systematic exchange option to invest in the Funds through regular liquidations of shares in their accounts in other Delaware Funds, subject to certain limitations. Shareholders may elect to invest in one or more of the other Delaware Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account

 IVYSAI-JUNE 10/23

must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund, unless you received shares as the result of a transaction involving a predecessor fund, in which case there will be no minimum) to be liquidated from their account and invested automatically into other Delaware Funds, subject to the conditions and limitations set forth in the Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

Periodic investment through the systematic exchange option does not ensure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

Retirement Plans for the Retail Classes

An investment in the Funds may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7) or 457 Retirement Plans. In addition, the Funds may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial intermediary. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

The CDSC may be waived on certain redemptions of Class C shares. See the Prospectuses for a list of the instances in which the CDSC is waived.

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by the Custodian, the Transfer Agent, other affiliates of the Manager, and others that provide services to such Plans.

Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Class I shares or Class R6 shares. For additional information, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Determining Offering Price and Net Asset Value

Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Funds' other share classes are effected at the NAV per share next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Financial intermediaries are responsible for transmitting orders promptly.

The offering price for Class A shares consists of the NAV per share plus any applicable sales charges. Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00pm, Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day's NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Funds' next Business Day.

The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund's total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/ counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, CMBS, and US government agency

 IVYSAI-JUNE 10/23

Determining Offering Price and Net Asset Value

MBS, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Forward foreign currency contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Manager under the oversight of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. On behalf of a Fund, the Manager may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Manager (on behalf of the Funds) may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value by the Manager as determined in good faith and pursuant to procedures approved by the Board.

Each Class of a Fund will bear, pro rata, all of the common expenses of that Fund. The NAVs of all outstanding shares of each Class of a Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro rata basis by each outstanding share of a Class, based on each Class's percentage in that Fund represented by the value of shares of such Classes, except that Class I and Class R6 shares will not incur any of the expenses under the Trust's Rule 12b-1 Plans, while the Retail Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans, and Class R6 shares will not incur any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to any broker, dealer, or other financial intermediaries. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of a Fund will vary.

Redemption and Exchange

General Information

You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See “How to redeem shares” in the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class C shares, and, if applicable, the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide the name of the Delaware Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Delaware Funds by Macquarie Service Center at 800 523-1918. The Funds may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

Orders for the repurchase of Fund shares that are submitted to the Delaware Fund prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to the Delaware Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.

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Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Funds or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

The Funds will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Funds will honor redemption requests as to shares for which a check was tendered as payment, but the Funds will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Funds will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Funds or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practical, or it is not reasonably practical for the Funds to fairly value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Funds may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

The value of each Fund's investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Funds may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See the Prospectuses and SAI for more information. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Retail Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

Holders of Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. In the case of Class C shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this SAI. In an exchange of Class C shares, a Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class C shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class C shares for a longer period of time than if the investment in New Shares were made directly.

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. Class C shares acquired by exchange will continue to carry the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class C shares acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion to Class A shares of a fund. You will pay any applicable sales charge on your new shares unless eligible to purchase shares at NAV. To open an account by exchange, call your financial intermediary or the Delaware Funds by Macquarie Service Center at 800 523-1918.

Permissible exchanges into Class A shares of the Funds will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class C shares will be made without the imposition of a CDSC by the Delaware Fund from which the exchange is being made at the time of the exchange.

Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets.

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Redemption and Exchange

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds will consider anyone who follows a pattern deemed market timing in any Delaware Fund to be a market timer. Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Funds' Prospectus for more information on their market timing policies.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

Written Redemption

You can write to the Funds (at P.O. Box 534437, Pittsburgh, PA 15253-4437 by regular mail or Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a Medallion Signature Guarantee for each owner. A Medallion Signature Guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A or Class I shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued.

Written Exchange

You may also write to the Funds (at P.O. Box 534437, Pittsburgh, PA 15253-4437 by regular mail or Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephonic Redemption and Exchange

To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A or Class I shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Funds in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

The Funds and their Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by a Fund are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Delaware Fund into which your shares are being exchanged.

Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption — Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your Medallion Signature Guarantee. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder's account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call the Delaware Funds by Macquarie Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange: The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your financial intermediary can exchange your shares into other Delaware Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Funds, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

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The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions into and out of the Delaware Funds. Telephone exchanges may be subject to limitations as to amount or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service

You or your financial intermediary may request redemptions of Fund Class shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans

Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply to investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long term or short term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Funds must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Funds or is investing in Delaware Funds that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan was established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan was established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectus for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value

For purchases that meet or exceed certain amounts as stated in the Prospectuses, a Limited CDSC as stated in the Prospectuses will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) if such shares are redeemed during the time period stated in the Prospectuses, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer's commission described above in “Dealer's Commission” under “Purchasing Shares.”

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Redemption and Exchange

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

Redemptions of such Class A shares held for more than the holding period, as set forth in the Prospectuses, will not be subject to the Limited CDSC and an exchange of such Class A shares into another Delaware Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A shares are exchanged will count toward satisfying the holding period. This account will not be entitled to draft check or expedited redemption privileges. The Limited CDSC is assessed if such holding period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of a Fund or Class A shares acquired in the exchange.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

Please see the Prospectuses for instances in which the Limited CDSC applicable to Class A shares and the CDSC applicable to Class C shares may be waived. The Limited CDSC applicable to Class A shares and the CDSC applicable to Class C shares are waived in instances such as a qualified distribution or due to death of the account holder/joint account holder. The qualified distribution waiver age is 70.5 and there is no CDSC death waiver time period. However, the CDSC death waiver only applies to shares purchased prior to the death of the account owner/joint account owner.

Distributions and Taxes

Taxes

General

Each Fund is treated as a separate corporation for federal tax purposes. Each Fund has elected and qualified since its inception for treatment as a registered investment company (RIC) under the Code, and each intends to continue to qualify for that treatment so that it is relieved of federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and 90% of its net tax-exempt income, if any, including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year. For each Fund, these requirements include the following:

•
the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts, or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, Qualifying Income) and (b) net income from an interest in a QPTP (Income Requirement); and

•
at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than US government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).

The gains that a Fund derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Fund's investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute Qualifying Income. However, direct investments by a Fund in precious metals, structured notes linked to precious metals or options or futures contracts on precious metals made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, notes, options, and futures contracts and from other non-Qualifying Income and thus failed to satisfy the Income Requirement or (2) held such metals, notes, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. Each Fund that invests in such metals, notes, options or futures contracts intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons.

A Fund will be able to cure a failure to satisfy any of the Income and RIC Diversification Requirements under the RIC Modernization Act of 2010 (the Modernization Provisions) as long as the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

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If any Fund failed to qualify for treatment as a RIC for any taxable year and was unable, or determined not to, avail itself of the Modernization Provisions, then for federal tax purposes, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, the shareholders would treat all those distributions, including distributions of net capital gain, as taxable dividends to the extent of the Fund's earnings and profits, taxable as ordinary income, except as follows: (i) for individual and certain other noncorporate shareholders (each, a “noncorporate shareholder”), the part of such dividends that is “qualified dividend income” (as defined below under Shareholder Tax Considerations) would be subject to federal income tax at the rates for net capital gain - a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually); and (ii) all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions a Fund declares in October, November, and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.

Each Fund will be subject to a nondeductible 4% federal excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain late year ordinary losses incurred between January 1 and the end of the current taxable year. It is the policy of each Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

When a Fund engages in securities lending, while securities are loaned out by such Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass- through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Partnerships and QPTPs

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income. All of the net income derived by a fund from an interest in a QPTP will be treated as Qualifying Income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for US federal income tax purposes (whether or not a QPTP), all or a portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for US federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund's MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs generally are expected to be treated as partnerships for US federal income tax purposes, some MLPs may be treated as passive foreign investment companies or “regular” corporations for US federal income tax purposes. The treatment of particular MLPs for US federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Income from Foreign Securities

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and US possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

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Distributions and Taxes

Subject to its investment policies and restrictions, a Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund makes the investment.

Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, a Fund might make a “qualified electing fund” (QEF) or “marked-to-market” election. If a Fund invests in a PFIC and elects to treat the PFIC as a QEF, then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to mark-to-market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

Each Fund that is permitted to invest in forward currency contracts may elect to treat gains and losses from those contracts as capital gains or losses. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies (see the discussion under General above regarding options and futures contracts on gold), will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any Financial Instrument to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax.

A Fund's need to satisfy the Income Requirement and the RIC Diversification Requirements to qualify for treatment as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement in particular, whether such a payment is, wholly or partially, ordinary income or capital gain will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the IRS. While each Fund intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the IRS might not accept that treatment. If it did not, a Fund's status as a RIC might be affected. The Funds intend to monitor developments in this area.

Any income a Fund earns from writing options is treated as short-term capital gain. If a Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it paid for the option it bought.

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If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, foreign currency contracts and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) — but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate cap or floor, interest rate or certain other swap, or similar agreement — in which a Fund may invest will be “Section 1256 contracts.” Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked to market (that is, treated as sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also are marked-to-market at the end of October of each year for purposes of the Excise Tax. A Fund may need to distribute any net marked-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income, and thus taxable to its shareholders as ordinary income when distributed to them). These rules also may operate to increase the net capital gain a Fund recognizes, even though it may not have closed the transactions and received cash to pay distributions of that gain.

Under Code Section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income, rather than affecting the amount of its net capital gain. (Note, however, that under certain circumstances, a Fund may make an election to treat foreign currency gain or loss on certain forward contracts, futures contracts and options as capital gain or loss). If a Fund's Section 988 losses (other than those to which such an election applies) exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends.

Offsetting positions a Fund enters into or holds in any actively traded security, option, futures, or forward currency contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

The premium a Fund receives for writing (selling) a put or call option is not included in income at the time of receipt. When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security's basis.

Income from REITs

Subject to its investment policies and restrictions, a Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be “excess inclusion income.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income; however, those regulations have not yet been issued.

Under a 2006 Notice issued by the IRS, a portion of a Fund's income from a US REIT that is attributable to the REIT's residual interest in a REMIC or equity interests in a TMP will be subject to federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, TMP directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified

 IVYSAI-JUNE 10/23

Distributions and Taxes

organization” (which generally includes certain cooperatives, governmental entities, and tax- exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income. However, no Fund will invest directly in REMIC residual interests or intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Income from OID Securities

Subject to its investment policies and restrictions, a Fund may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, a Fund must include in its gross income (or take into account, in the case of OID on tax-exempt securities) the OID that accrues on them during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income each taxable year, securities it receives as “interest” on PIK securities. Because a Fund annually must distribute (1) substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to avoid imposition of the Excise Tax, and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID), to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Convertible Securities

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Shareholder Tax Considerations

Dividends a Fund pays to you from its investment company taxable income will be taxable as ordinary income, except that a Fund's dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for noncorporate shareholders who satisfy those restrictions with respect to their Fund shares at the federal income tax rates for net capital gain - a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of a Fund's dividends also may be eligible for the dividends-received deduction allowed to corporate shareholders (DRD) - the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations - subject to similar restrictions.

Distributions to you of a Fund's net capital gain (net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above, regardless of how long you have held your Fund shares. Shareholders other than Qualified Plans, IRAs and other tax-exempt investors will be subject to federal income tax on dividends and capital gain distributions received from a Fund, regardless of whether they are received in cash or additional Fund shares.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund share (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.

A shareholder's cost basis information will be provided on the redemption of any of the shareholder's shares, subject to certain exceptions for exempt recipients. The Funds will calculate the shareholder's cost basis using its default method, unless the shareholder instructs a Fund to use a different calculation method. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.

 IVYSAI-JUNE 10/23

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short- term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following sub-section) or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations - which may occur for one or more Funds, the Fund will be eligible to, and may file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or US possessions sources (“foreign-source income”) as the shareholder's own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.

Individual shareholders of a Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes a Fund paid if the shareholder has not held that Fund's shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder's conduct of a US trade or business.

Income dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate) and US estate tax. Income from a Fund that is effectively connected with a US trade or business carried on by a foreign shareholder will subject ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Generally, dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest; (2) short-term original discount; (3) interest (including original issue discount, market discount or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or is contingent interest; and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by a Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of US real property interests (see the discussion below), are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Funds reserve the right to not report interest- related dividends or short-term capital gain dividends. Additionally, the Funds' reporting of interest-related dividends or short- term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN-E (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN-E provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year, unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign tax.

Foreign shareholders may be subject to US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Funds from net long-term capital gains, exempt-interest dividends, interest-related dividends and short- term capital gain dividends, if such amounts are reported by the Funds. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to back-up withholding at a rate of 24%, if such shareholder fails to properly certify that he or she is not a US person.

 IVYSAI-JUNE 10/23

Distributions and Taxes

Under the Foreign Account Tax Compliance Act (FATCA), “foreign financial institutions” (FFIs) or “non-financial foreign entities” (NFFEs) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays. After December 31, 2018, FATCA withholding also would have been applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale or a redemption of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding no longer is required unless final regulations provide otherwise (which is not expected). As more fully discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts US persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, also certifies that (i) it has no substantial US persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be a Fund). The Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has US accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with US regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, by also certifying that either (1) it does not have any substantial US owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisor regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

The foregoing is an abbreviated summary of certain federal income tax considerations affecting each Fund and its shareholders. The discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisor for more detailed information and for information regarding other federal tax considerations and any state, local or foreign taxes that may apply to them.

Performance Information

To obtain the Funds' most current performance information, please call 800 523-1918 or visit our website at delawarefunds.com/performance.

Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements

PricewaterhouseCoopers LLP (“PwC”), which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in the Funds' Annual Report. The Funds' Statements of Assets and Liabilities, Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the reports of PwC, the independent registered public accounting firm, for the fiscal year ended June 30, 2023, are included in the Funds' Annual Report to shareholders. The financial statements and Financial Highlights, the notes relating thereto and the reports of PwC listed above are incorporated by reference from the Annual Reports into this SAI.

Principal Holders

As of October 1, 2023, the Manager believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. The Manager does not have knowledge of beneficial owners.

 IVYSAI-JUNE 10/23

Class	Name and Address of Account	Percentage
DELAWARE IVY ACCUMULATIVE FUND
Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	76.51%
Class C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	88.38%
Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	88.91%
DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND
Class A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	91.57%
Class C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	97.30%
Class I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	90.96%
Class R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	100.00%

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Appendix A — Description of Ratings

Corporate Obligation Ratings

Moody's Investment Grade

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

Moody's Below Investment Grade

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Investment Grade

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

 IVYSAI-JUNE 10/23

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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PART C
(Ivy Funds)
File Nos. 033-45961/811-06569
Post-Effective Amendment No. 205

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:
	(a)	Articles of Incorporation.
		(1)	Executed Amended and Restated Agreement and Declaration of Trust (August 15, 2017) incorporated into this filing by reference to Post-Effective Amendment No. 146 filed September 1, 2017.
(i)

Amended and Restated Schedule A (June 10, 2022) to the Amended and Restated Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 200 filed August 1, 2022.

	(b)	By-Laws. By-Laws (November 13, 2008) incorporated into this filing by reference to Post-Effective Amendment No. 65 filed January 29, 2010.
	(c)	Instruments Defining Rights of Security Holders. None other than those contained in Exhibits (a) and (b).
	(d)	Investment Advisory Contracts.
(1)

Executed Investment Management Agreement (April 30, 2021) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

			(i)	Exhibit A (May 28, 2021) to the Investment Management Agreement incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.
(2)

Executed Sub-Advisory Agreement (April 30, 2021) between Wilshire Advisors, LLC and Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to Delaware Ivy Wilshire Global Allocation Fund (formerly, Ivy Wilshire Global Allocation Fund) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(3)

Second Amended and Restated Sub-Advisory Agreement (Active Management) (March 2021) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and Macquarie Investment Management Global Limited incorporated into this filing by reference to Post-Effective Amendment No. 200 filed August 1, 2022.

(i)

Amendment No. 1 (November 15, 2021) to Exhibit A of the Second Amended and Restated Sub-Advisory Agreement (Active Management) incorporated into this filing by reference to Post-Effective Amendment No. 200 filed August 1, 2022.

(4)

Sub-Advisory Agreement (Delaware Equity Funds) (May 30, 2019) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and Macquarie Investment Management Global Limited incorporated into this filing by reference to Post-Effective Amendment No. 200 filed August 1, 2022.

(i)

Amendment No. 2 (November 15, 2021) to Schedule 1 of the Sub-Advisory Agreement (Delaware Equity Funds) incorporated into this filing by reference to Post-Effective Amendment No. 200 filed August 1, 2022.

(5)

Sub-Advisory Agreement (Delaware Fixed Income Funds) (May 30, 2019) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and Macquarie Investment Management Global Limited incorporated into this filing by reference to Post-Effective Amendment No. 200 filed August 1, 2022.

			(i)	Form of Amendment No. 3 to Schedule 1 to Sub-Advisory Agreement (Delaware Fixed Income Funds) incorporated into this filing by reference to Post-Effective Amendment No. 200 filed August 1, 2022.
(6)

Executed Sub-Advisory Agreement (Fixed Income) (May 30, 2019) between Macquarie Investment Management Europe Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 203 filed January 27, 2023.

(i)

Executed Amendment No. 2 to Schedule 1 of the Sub-Advisory Agreement (Fixed Income) (November 12, 2021) between Macquarie Investment Management Europe Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 203 filed January 27, 2023.

(7)

Investment Advisory Expense Limitation Letter (July 25, 2023) from Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to the Delaware Ivy Balanced Fund, et al. incorporated into this filing by reference to Post-Effective Amendment No. 204 filed July 28, 2023.

(8)

Investment Advisory Expense Limitation Letter (October 2023) from Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to the Delaware Ivy Accumulative Fund attached as Exhibit No. EX-99.d.8.

	(e)	Underwriting Contracts.
		(1)	Distribution Agreements.
(i)

Executed Distribution Agreement (April 30, 2021) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

	(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreements.
(1)

Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 203 filed January 27, 2023.

		(i)	Executed Amendment No. 2 (July 1, 2017) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 203 filed January 27, 2023.
		(ii)	Executed Amendment No. 4 (July 19, 2019) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 203 filed January 27, 2023.
		(iii)	Executed Amendment No. 5 (December 31, 2021) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 203 filed January 27, 2023.
		(iv)	Executed Amendment No. 6 (December 31, 2021) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 203 filed January 27, 2023.
(h)	Other Material Contracts.
	(1)	Shareholder Services Agreement between Delaware Investments Fund Services Company and the Registrant to be filed by Amendment.

(i)	Executed Amended and Restated Schedule B (June 25, 2022) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 203 filed January 27, 2023.

(2)

Executed Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 203 filed January 27, 2023.

(i)

Executed Amendment No. 1 (July 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 203 filed January 27, 2023.

(ii)

Executed Amendment No. 2 (October 11, 2021) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 203 filed January 27, 2023.

(iii)

Executed Amendment No. 3 (December 31, 2021) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 203 filed January 27, 2023.

(iv)

Executed Amendment No. 4 (January 31, 2022) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 203 filed January 27, 2023.

(3)

Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(i)

Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(ii)

Executed Amendment No. 1 (September 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(iii)

Executed Amendment No. 2 (October 11, 2021) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

	(4)	Expense Reimbursement Agreement.
(i)

Executed Expense Reimbursement Agreement (January 25, 2023) by and among Delaware Management Company, Delaware Distributors, L.P., Delaware Investments Fund Services Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 203 filed January 27, 2023.

(i)	Legal Opinion.
(1)

Opinion and Consent of Counsel (July 28, 2021) with respect to Delaware Ivy Asset Strategy Fund, et al. incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

(2)

Opinion and Consent of Counsel (October, 27, 2021) with respect to Delaware Ivy Accumulative Fund and Delaware Ivy Wilshire Global Allocation Fund incorporated into this filing by reference to Post-Effective Amendment No. 184 filed October 28, 2021.

(3)

Opinion and Consent of Counsel (January 28, 2022) with respect to Delaware Ivy Government Securities Fund, Delaware Ivy High Yield Fund, Delaware Ivy International Small Cap Fund, Delaware Ivy Multi-Asset Income Fund and Delaware Ivy Total Return Fund incorporated into this filing by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(4)

Opinion and Consent of Counsel (January 28, 2022) with respect to Delaware Sustainable Equity Income Fund (formerly, Delaware Ivy S&P 500 Dividend Aristocrats Index Fund) incorporated into this filing by reference to Post-Effective Amendment No. 188 filed January 28, 2022.

(j)	Other Opinions.
(1)

Consent of Independent Registered Public Accounting Firm (October 2023) relating to the Delaware Ivy Accumulative Fund and Delaware Ivy Wilshire Global Allocation Fund attached as Exhibit No. EX-99.j.1.

(k)	Omitted Financial Statements. Not applicable.
(l)	Initial Capital Agreements. Not applicable.

	(m)	Rule 12b-1 Plan.
(1)

Amended Distribution and Service Plan under Rule 12b-1 for Class A, Class C, Class R and Class Y Shares of Beneficial Interest (June 10, 2022) incorporated into this filing by reference to Post-Effective Amendment No. 200 filed August 1, 2022.

	(n)	Rule 18f-3 Plan.
		(1)	Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 (May 18, 2022) incorporated into this filing by reference to Post-Effective Amendment No. 200 filed August 1, 2022.
	(o)	Reserved.
	(p)	Codes of Ethics.
(1)

Code of Ethics for Macquarie Investment Management, Delaware Funds by Macquarie® and Optimum Fund Trust (September 8, 2020) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.

		(2)	Code of Ethics for Macquarie Investment Management Austria Kapitalanlage AG (June 2021) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.
		(3)	Code of Ethics for Macquarie Investment Management Europe Limited (March 2021) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.
		(4)	Code of Ethics for Macquarie Investment Management Global Limited (February 28, 2021) incorporated into this filing by reference to Post-Effective Amendment No. 180 filed July 28, 2021.
		(5)	Code of Ethics for Wilshire Advisors, LLC (January 2023) attached as Exhibit No. EX-99.p.5.
	(q)	Other.
		(1)	Powers of Attorney (January 20, 2022) incorporated into this filing by reference to Post-Effective Amendment No. 188 filed January 28, 2022.
Item 29.	Persons Controlled by or Under Common Control with the Registrant. None.
Item 30.

Indemnification. Reference is made to Article 15 of the Distribution Agreement, filed by EDGAR on July 28, 2021 as Exhibit No. EX-99.e.1.i to Post-Effective Amendment No. 180 and to Article VII of the Amended and Restated Agreement and Declaration of Trust, filed by EDGAR on September 1, 2017, as Exhibit No. EX-99.(a)(18) to Post-Effective Amendment No. 146, each of which provide indemnification. Also refer to Section 3817 of the Delaware Statutory Trust Act.

Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and the above-described contract in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Funds by Macquarie® (the “Delaware Funds”) (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Ivy Variable Insurance Portfolios, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds) and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Funds and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Funds.

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA, 19106-2354, is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. Information on the directors and officers of the Manager set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-32108) is incorporated into this filing by reference. The Manager, with the approval of the Registrant’s board of trustees, selects sub-advisors for certain series of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisors for the specified series of the Registrant.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), located at Kaerntner Strasse 28, 1010 Vienna, Austria, serves as a sub-advisor to Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Bond Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Income Fund, Delaware High Yield Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Multi-Asset Income Fund and Delaware Ivy Total Return Bond Fund. MIMAK is an affiliate of the Manager and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MIMAK set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-113118) is incorporated into this filing by reference.

Macquarie Investment Management Europe Limited (MIMEL), located at 28 Ropemaker Street, London, England, serves as a sub-advisor to Delaware Global Real Estate Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Bond Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Income Fund, Delaware High Yield Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Total Return Bond Fund and Delaware Real Estate Securities Fund. MIMEL is an affiliate of the Manager and a part of MAM. Information on the directors and officers of MIMEL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-111954) is incorporated into this filing by reference.

Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, serves as a sub-advisor to Delaware Climate Solutions Fund, Delaware Global Real Estate Fund, Delaware Global Value Equity Fund, Delaware Ivy Accumulative Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Core Bond Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Global Growth Fund, Delaware Ivy Government Securities Fund, Delaware Ivy High Income Fund, Delaware High Yield Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy International Small Cap Fund, Delaware Ivy International Value Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Multi-Asset Income Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Ivy Total Return Bond Fund, Delaware Ivy Value Fund, Delaware Real Estate Securities Fund and Delaware Sustainable Equity Income Fund. MIMGL is an affiliate of the Manager and a part of MAM. Information on the directors and officers of MIMGL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-106854) is incorporated into this filing by reference.

Wilshire Advisors, LLC (Wilshire), located at 1299 Ocean Avenue, #600, Santa Monica, California, 90401, serves as sub-advisor to Delaware Ivy Wilshire Global Allocation Fund. Information on the members and officers of Wilshire set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-36233) is incorporated into this filing by reference.

Item 32.	Principal Underwriters.
	(a)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Funds by Macquarie® and the Optimum Fund Trust.
(b)

Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None
Delaware Investments Distribution Partner, Inc.	Limited Partner	None
Paul Ames	President/ Head of Institutional Distribution, Client Solutions Group Americas/Executive Director	None
David Brenner	Executive Vice President/Global Head of Digital, Data and Platforms/Chief Strategy Officer/Executive Director	Executive Vice President/Global Head of Digital, Data and Platforms/Chief Strategy Officer
Neil Siegel	Executive Vice President/Chief Marketing Officer/Executive Director	Executive Vice President/Global Head of Marketing and Product
Christopher Calhoun	Senior Vice President/Head of Retail Client Experience/Division Director	Senior Vice President/Head of Retail Client Experience
Anthony G. Ciavarelli	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director	Senior Vice President/ General Counsel/Secretary
Michael E. Dresnin	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary
Jamie Fox	Senior Vice President/ Divisional Sales Manager, CSG Americas/Division Director	None
Daniel V. Geatens	Senior Vice President/Head of US Fund Administration/Division Director	Senior Vice President/Treasurer
Robert T. Haenn	Senior Vice President/Channel Head-Strategic Relationship, CSG Americas/Division Director	None
Eric S. Kleppe	Senior Vice President/Head of Public Markets Relationship Management, CSG Americas/Division Director	None
Michael Q. Mahoney	Senior Vice President/DD, TA & Intermediary Services/Division Director	Vice President/Head of US Service Provider Management
Susan L. Natalini	Senior Vice President/ Chief Operating Officer Equity and Fixed Income/Division Director	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments
Ilysse Pratter	Senior Vice President/Chief of Staff – Public Investments/Division Director	None
Richard Salus	Senior Vice President/ Global Head of Fund Services/Division Director	Senior Vice President/Chief Financial Officer
William Speacht	Senior Vice President/ Chief Compliance Officer/Division Director	Senior Vice President/ Chief Compliance Officer
Emilia P. Wang	Senior Vice President/Associate General Counsel /Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel /Assistant Secretary/Division Director
Kathryn R. Williams	Senior Vice President/Deputy General Counsel/Assistant Secretary/Division Director	Senior Vice President/Deputy General Counsel/Assistant Secretary
Joel A. Ettinger	Vice President/Associate Director	Vice President/Taxation
Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/ Associate Director	Vice President/Financial Management
Earthen Johnson	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Konstantine C. Mylonas	Vice President/Senior Relationship Manager, CSG Americas/Associate Director	None
Stephen R. Shamet	Vice President/Channel Head-Strategic Relationship, CSG Americas/Associate Director	None

Barry J. Slawter	Vice President/Retail Marketing & Content Strategy/Senior Manager	None
Augustas Baliulis	Assistant Vice President/Associate General Counsel/Senior Manager	Assistant Vice President/Associate General Counsel/Senior Manager
Aaron Buser	Assistant Vice President/Attorney/Associate Director	Assistant Vice President/Attorney/Associate Director
Debra J. Lenzner	Assistant Vice President/Head of Legal Administration	Assistant Vice President/Head of Legal Administration
Ross Oklewicz	Assistant Vice President/Associate Director	Assistant Vice President/Associate Director
Antoinette C. Robbins	Senior Compliance Officer/Assistant Anti-Money Laundering Officer/Senior Manager	None
Alexander Lenoir	Anti-Money Laundering Officer/Division Director	Anti-Money Laundering Officer

(c) Not applicable.
Item 33.

Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company, Delaware Investments Fund Services Company and Delaware Distributors, L.P. (100 Independence, 610 Market Street, Philadelphia, PA 19106-2354); BNY Mellon Investment Servicing (US) Inc. (500 Ross Street, 154-0520, Pittsburgh, PA 15262); and The Bank of New York Mellon (240 Greenwich Street, New York, NY 10286-0001).

Item 34.	Management Services. None.
Item 35.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 27th day of October, 2023.

IVY FUNDS

By:	/s/ Shawn K. Lytle
Shawn K. Lytle President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Shawn K. Lytle		President/Chief Executive Officer	October 27, 2023
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Jerome D. Abernathy	*	Trustee	October 27, 2023
Jerome D. Abernathy

Ann D. Borowiec	*	Trustee	October 27, 2023
Ann D. Borowiec

Joseph W. Chow	*	Trustee	October 27, 2023
Joseph W. Chow

H. Jeffrey Dobbs	*	Trustee	October 27, 2023
H. Jeffrey Dobbs

John A. Fry	*	Trustee	October 27, 2023
John A. Fry

Joseph Harroz, Jr.	*	Trustee	October 27, 2023
Joseph Harroz, Jr.

Sandra A.J. Lawrence	*	Trustee	October 27, 2023
Sandra A.J. Lawrence

Frances A. Sevilla-Sacasa	*	Trustee	October 27, 2023
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Chair and Trustee	October 27, 2023
Thomas K. Whitford

Christianna Wood	*	Trustee	October 27, 2023
Christianna Wood

Janet L. Yeomans	*	Trustee	October 27, 2023
Janet L. Yeomans

Richard Salus	*	Senior Vice President/Chief Financial Officer	October 27, 2023
Richard Salus		(Principal Financial Officer)

*By: /s/ Shawn K. Lytle
Shawn K. Lytle
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney previously filed)

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS
TO
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Ivy Funds N-1A)

Exhibit No.	Exhibit
EX-99.d.8

Investment Advisory Expense Limitation Letter (October 2023) from Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to the Delaware Ivy Accumulative Fund

EX-99.j.1	Consent of Independent Registered Public Accounting Firm (October 2023) relating to the Delaware Ivy Accumulative Fund and Delaware Ivy Wilshire Global Allocation Fund
EX-99.p.5	Code of Ethics for Wilshire Advisors, LLC (January 2023)